Exhibit 10.1                                                      EXECUTION COPY


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                          AGREEMENT AND PLAN OF MERGER


                                  BY AND AMONG


                         CONCURRENT COMPUTER CORPORATION
                                (THE PURCHASER),


                            STREAM ACQUISITION, INC.
                                    (NEWCO),


                            EVERSTREAM HOLDINGS, INC.
                                  (THE COMPANY)


                   CERTAIN SELLING SHAREHOLDERS OF THE COMPANY
                                  (THE SELLERS)


                              AS OF AUGUST 19, 2005


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
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                                    TABLE OF CONTENTS


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
ARTICLE I        DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .   1

  Section 1.1    Construction . . . . . . . . . . . . . . . . . . . . . . . . . .   1
  Section 1.2    Certain Defined Terms. . . . . . . . . . . . . . . . . . . . . .   2
  Section 1.3    Other Defined Terms. . . . . . . . . . . . . . . . . . . . . . .  13
  Section 1.4    Accounting Terms . . . . . . . . . . . . . . . . . . . . . . . .  14

ARTICLE II       TERMS OF MERGER. . . . . . . . . . . . . . . . . . . . . . . . .  14

  Section 2.1    Statutory Merger . . . . . . . . . . . . . . . . . . . . . . . .  14
  Section 2.2    Effective Tim e. . . . . . . . . . . . . . . . . . . . . . . . .  14
  Section 2.3    Effects of the Merger. . . . . . . . . . . . . . . . . . . . . .  15
  Section 2.4    Certificate of Incorporation; By-laws. . . . . . . . . . . . . .  15
  Section 2.5    Directors and Officers.. . . . . . . . . . . . . . . . . . . . .  15

ARTICLE III      CONVERSION OF SECURITIES; EXCHANGE OF CERTIFICATES . . . . . . .  15

  Section 3.1    Merger Consideration; Conversion and Cancellation of Securities.  15
  Section 3.2    Exchange of Certificates.. . . . . . . . . . . . . . . . . . . .  16
  Section 3.3    Dissenting Shares. . . . . . . . . . . . . . . . . . . . . . . .  17
  Section 3.4    Escrow.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
  Section 3.5    Closing. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

ARTICLE IV       COMPANY REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . .  19

  Section 4.1    Organization.. . . . . . . . . . . . . . . . . . . . . . . . . .  19
  Section 4.2    Authorization. . . . . . . . . . . . . . . . . . . . . . . . . .  19
  Section 4.3    Capital Stock. . . . . . . . . . . . . . . . . . . . . . . . . .  20
  Section 4.4    Subsidiaries.. . . . . . . . . . . . . . . . . . . . . . . . . .  21
  Section 4.5    Absence of Restrictions and Conflicts. . . . . . . . . . . . . .  21
  Section 4.6    Real Property. . . . . . . . . . . . . . . . . . . . . . . . . .  22
  Section 4.7    Title to Personal Property; Related Matters. . . . . . . . . . .  22
  Section 4.8    Stockholder Approval . . . . . . . . . . . . . . . . . . . . . .  23
  Section 4.9    Financial Statements.. . . . . . . . . . . . . . . . . . . . . .  23
  Section 4.10   No Undisclosed Liabilities . . . . . . . . . . . . . . . . . . .  23
  Section 4.11   Absence of Certain Changes . . . . . . . . . . . . . . . . . . .  24
  Section 4.12   Legal Proceedings. . . . . . . . . . . . . . . . . . . . . . . .  24
  Section 4.13   Compliance with Law. . . . . . . . . . . . . . . . . . . . . . .  24
  Section 4.14   Company Contracts. . . . . . . . . . . . . . . . . . . . . . . .  24
  Section 4.15   Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
  Section 4.16   Officers and Employees . . . . . . . . . . . . . . . . . . . . .  27
  Section 4.17   Company Benefit Plans. . . . . . . . . . . . . . . . . . . . . .  28
  Section 4.18   Labor Relations. . . . . . . . . . . . . . . . . . . . . . . . .  31
  Section 4.19   Insurance Policies . . . . . . . . . . . . . . . . . . . . . . .  31
  Section 4.20   Environmental, Health, and Safety Matters. . . . . . . . . . . .  32


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                                    TABLE OF CONTENTS
                                       (continued)

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  Section 4.21   Intellectual Property. . . . . . . . . . . . . . . . . . . . . .  33
  Section 4.22   Software . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
  Section 4.23   Transactions with Affiliates . . . . . . . . . . . . . . . . . .  37
  Section 4.24   Undisclosed Payments . . . . . . . . . . . . . . . . . . . . . .  37
  Section 4.25   Accounts Receivable; Accounts Payable. . . . . . . . . . . . . .  37
  Section 4.26   Licenses and Permits . . . . . . . . . . . . . . . . . . . . . .  38
  Section 4.27   Ethical Practices. . . . . . . . . . . . . . . . . . . . . . . .  38
  Section 4.28   Brokers, Finders, and Investment Bankers . . . . . . . . . . . .  38
  Section 4.29   Bank Accounts. . . . . . . . . . . . . . . . . . . . . . . . . .  38
  Section 4.30   Sellers Authority. . . . . . . . . . . . . . . . . . . . . . . .  39
  Section 4.31   Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . .  39

ARTICLE V        REPRESENTATIONS AND WARRANTIES OF NEWCO AND
                 PURCHASER. . . . . . . . . . . . . . . . . . . . . . . . . . . .  39

  Section 5.1    Organization.. . . . . . . . . . . . . . . . . . . . . . . . . .  39
  Section 5.2    Authorization. . . . . . . . . . . . . . . . . . . . . . . . . .  39
  Section 5.3    Purchaser and Newco Capital Stock. . . . . . . . . . . . . . . .  40
  Section 5.4    Purchaser SEC Reports. . . . . . . . . . . . . . . . . . . . . .  41
  Section 5.5    Absence of Restrictions and Conflicts. . . . . . . . . . . . . .  41
  Section 5.6    No Stockholder Approval. . . . . . . . . . . . . . . . . . . . .  42
  Section 5.7    No Undisclosed Liabilities.. . . . . . . . . . . . . . . . . . .  42
  Section 5.8    Absence of Certain Changes.. . . . . . . . . . . . . . . . . . .  42
  Section 5.9    Legal Proceedings. . . . . . . . . . . . . . . . . . . . . . . .  42
  Section 5.10   Compliance with Law. . . . . . . . . . . . . . . . . . . . . . .  43
  Section 5.11   Purchaser Contracts. . . . . . . . . . . . . . . . . . . . . . .  43
  Section 5.12   Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
  Section 5.13   Labor Relations. . . . . . . . . . . . . . . . . . . . . . . . .  44
  Section 5.14   Licenses and Permits . . . . . . . . . . . . . . . . . . . . . .  44
  Section 5.15   Brokers, Finders, and Investment Bankers . . . . . . . . . . . .  44
  Section 5.16   Investment Representation. . . . . . . . . . . . . . . . . . . .  44

ARTICLE VI       CERTAIN COVENANTS AND AGREEMENTS . . . . . . . . . . . . . . . .  45

  Section 6.1    Company Business Conduct . . . . . . . . . . . . . . . . . . . .  45
  Section 6.2    Inspection and Access to Information . . . . . . . . . . . . . .  48
  Section 6.3    No Solicitation of Transactions. . . . . . . . . . . . . . . . .  48
  Section 6.4    Reasonable Efforts; Further Assurances; Cooperation. . . . . . .  50
  Section 6.5    Public Announcements . . . . . . . . . . . . . . . . . . . . . .  51
  Section 6.6    Supplements to Schedules.. . . . . . . . . . . . . . . . . . . .  52
  Section 6.7    Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
  Section 6.8    Contract Consents. . . . . . . . . . . . . . . . . . . . . . . .  52
  Section 6.9    Tax Free Reorganization. . . . . . . . . . . . . . . . . . . . .  52
  Section 6.10   Stock Options. . . . . . . . . . . . . . . . . . . . . . . . . .  53
  Section 6.11   Employment Matters . . . . . . . . . . . . . . . . . . . . . . .  53


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                                    TABLE OF CONTENTS
                                       (continued)

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  Section 6.12   Securities Laws Matters. . . . . . . . . . . . . . . . . . . . .  53
  Section 6.13   Section 3(a)(10) Exemption . . . . . . . . . . . . . . . . . . .  55
  Section 6.14   Tax Matters. . . . . . . . . . . . . . . . . . . . . . . . . . .  55
  Section 6.15   Directors' and Officers' Indemnification . . . . . . . . . . . .  56
  Section 6.16   Closing Date Capital Structure . . . . . . . . . . . . . . . . .  57
  Section 6.17   Termination of 401(k) Plan . . . . . . . . . . . . . . . . . . .  57
  Section 6.18   Alternative Exemption or Registration. . . . . . . . . . . . . .  57
  Section 6.19   Transaction Expenses . . . . . . . . . . . . . . . . . . . . . .  57
  Section 6.20   Special Legal Fees . . . . . . . . . . . . . . . . . . . . . . .  57
  Section 6.21   At home Corporation Shares . . . . . . . . . . . . . . . . . . .  57

ARTICLE VII      CLOSING CONDITIONS . . . . . . . . . . . . . . . . . . . . . . .  58

  Section 7.1    Conditions to Each Party's Obligations . . . . . . . . . . . . .  58
  Section 7.2    Conditions to the Purchaser's Obligations. . . . . . . . . . . .  58
  Section 7.3    Conditions to the Company's Obligations. . . . . . . . . . . . .  60

ARTICLE VIII     TERMINATION. . . . . . . . . . . . . . . . . . . . . . . . . . .  61

  Section 8.1    Termination. . . . . . . . . . . . . . . . . . . . . . . . . . .  61
  Section 8.2    Specific Performance and Other Remedies. . . . . . . . . . . . .  63
  Section 8.3    Effect of Termination. . . . . . . . . . . . . . . . . . . . . .  63
  Section 8.4    Termination Fees.. . . . . . . . . . . . . . . . . . . . . . . .  63

ARTICLE IX       INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . . . .  64

  Section 9.1    Company Stockholders' Indemnification Obligations. . . . . . . .  64
  Section 9.2    McHale Indemnification Obligations.. . . . . . . . . . . . . . .  64
  Section 9.3    Purchaser and Newco Indemnification Obligations. . . . . . . . .  65
  Section 9.4    Indemnification Procedure. . . . . . . . . . . . . . . . . . . .  65
  Section 9.5    Claims Period. . . . . . . . . . . . . . . . . . . . . . . . . .  67
  Section 9.6    Limitations. . . . . . . . . . . . . . . . . . . . . . . . . . .  67
  Section 9.7    Investigations.. . . . . . . . . . . . . . . . . . . . . . . . .  68
  Section 9.8    Escrow Shares. . . . . . . . . . . . . . . . . . . . . . . . . .  69

ARTICLE X        MISCELLANEOUS PROVISION. . . . . . . . . . . . . . . . . . . . .  69

  Section 10.1   Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
  Section 10.2   Schedules and Exhibits . . . . . . . . . . . . . . . . . . . . .  70
  Section 10.3   Assignment; Successors in Interest . . . . . . . . . . . . . . .  70
  Section 10.4   Captions . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
  Section 10.5   Controlling Law; Venue . . . . . . . . . . . . . . . . . . . . .  70
  Section 10.6   Severability . . . . . . . . . . . . . . . . . . . . . . . . . .  71
  Section 10.7   Counterparts; Execution. . . . . . . . . . . . . . . . . . . . .  71
  Section 10.8   Enforcement of Certain Rights. . . . . . . . . . . . . . . . . .  71
  Section 10.9   Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
  Section 10.10  Integration; Amendment . . . . . . . . . . . . . . . . . . . . .  72
  Section 10.11  Cooperation after the Closing. . . . . . . . . . . . . . . . . .  72


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                                    TABLE OF CONTENTS
                                       (continued)

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  Section 10.12  Transaction Costs. . . . . . . . . . . . . . . . . . . . . . . .  72
  Section 10.13  Sellers Representative . . . . . . . . . . . . . . . . . . . . .  72
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                                   LIST OF EXHIBITS

Exhibit A         Sellers
Exhibit 1.2(a)    Form of Escrow Agreement
Exhibit 1.2(b)    Company Knowledge
Exhibit 1.2(c)    Purchaser Knowledge
Exhibit 6.10      Form of Notice for Cancellation of Options
Exhibit 7.2(e)    Form of Affiliate Agreement
Exhibit 7.2(f)    Form of Waiver and Release
Exhibit 7.2(i)    Form of Non-Competition Agreement

                                   LIST OF SCHEDULES

Schedule 1.2(b)   Employee Shareholder Agreements
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Schedule 4.1(c)   Company Qualifications
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Schedule 4.1(d)   Company Fictitious Names; Assumed Names; Trade Names; Etc.
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Schedule 4.1(e)   Company Members of the Board and Officers
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Schedule 4.3      Company Capital Stock
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Schedule 4.4      Company Subsidiaries
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Schedule 4.5      Company Conflicts
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Schedule 4.6(b)   Company Leased Real Property
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Schedule 4.7      Company Title to Personal Property; Related Matters
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Schedule 4.9      Company Financial Statement Exceptions
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Schedule 4.10     Company Undisclosed Liabilities
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Schedule 4.11     Company Absence of Certain Changes
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Schedule 4.12     Company Legal Proceedings
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Schedule 4.14     Company Contracts
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Schedule 4.15     Company Taxes
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Schedule 4.16     Company Officers and Employees
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Schedule 4.17     Company Benefit Plans
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Schedule 4.17(e)  Company Options
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Schedule 4.19     Company Insurance Policies
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Schedule 4.21     Company Intellectual Property
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Schedule 4.22     Company Software
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Schedule 4.22(g)  Company Open Source Software
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Schedule 4.23     Company Transactions with Affiliates
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Schedule 4.24     Company Undisclosed Payments
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Schedule 4.26     Company Licenses and Permits
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Schedule 4.29     Company Bank Accounts
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Schedule 5.4      Purchaser Disclosure Controls and Procedures
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Schedule 5.6      Purchaser Stockholder Approval
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Schedule 6.1      Company Business Conduct
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
                          AGREEMENT AND PLAN OF MERGER

     THIS  AGREEMENT  AND  PLAN OF MERGER, dated August 19, 2005 (the "AGREEMENT
                                                                       ---------
DATE"), is made and entered into by and among Concurrent Computer Corporation, a
----
Delaware  corporation  (the  "PURCHASER"),  Stream Acquisition, Inc., a Delaware
                              ---------
corporation  ("NEWCO,"  and  collectively  with  the  Purchaser,  the "PURCHASER
               -----                                                   ---------
PARTIES"),  Everstream  Holdings,  Inc., a Delaware corporation (the "COMPANY"),
--------                                                              -------
and  the  parties  listed  on  Exhibit  A  (each,  individually  a  "SELLER" and
                               ----------                            ------
collectively  the  "SELLERS").  In  this  Agreement,  the  Purchaser, Newco, the
                    -------
Company, and the Sellers are sometimes individually referred to as a "PARTY" and
                                                                      -----
collectively as the "PARTIES."  Certain capitalized terms used in this Agreement
                     -------
are  defined  in  Section  1.2.

                                    RECITALS

     Subject  to  the  terms  and  conditions  of  this Agreement, the boards of directors of Purchaser, Newco, and the Company deem it advisable and in the best interests  of  their  respective  companies and their respective stockholders to enter  into  a  business combination by means of a merger of Newco with and into the Company (the "MERGER"), and the boards of directors of Purchaser, Newco, and
                  ------
the  Company  have  approved  and  adopted  this  Agreement.

     Concurrently with the execution and delivery of this Agreement, each Seller has (i) entered into a voting agreement (each, a "VOTING AGREEMENT") under which
                                                  ----------------
such  Seller  has  agreed,  among other things, to vote shares of Company Common
Stock and Company Preferred Stock in favor of the Merger and (ii) entered into a waiver  and  release  agreement  (each, a "SELLER WAIVER AGREEMENT") under which
                                           -----------------------
such  Seller  has agreed to release the Company and each Company Subsidiary from certain  claims.

     The Parties desire to make certain representations and warranties in connection with the Merger, and the Parties desire to make certain agreements as set forth in this Agreement.

     The Parties intend that the Merger will constitute a reorganization within the meaning of Code Section 368(a).

                                    AGREEMENT


     In consideration of the foregoing and the respective representations, warranties, covenants, agreements, and conditions set forth in this Agreement, and intending to be legally bound by this Agreement, the Parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     Section  1.1     Construction.
                       ------------

          (a)  Unless  the context of this Agreement clearly requires otherwise:
     (i) references in this Agreement to the plural include the singular, and references to the singular include the plural; (ii) references in this Agreement to any gender include the other genders; (iii) the words
     "include,"  "includes,"  "included,"  and  "including"  do  not  limit  the preceding terms or words and will be deemed to be followed by the words "without limitation"; (iv) the terms "day" and "days" mean and refer to calendar day(s); and (v) the terms "year" and "years" mean and refer to calendar year(s).

          (b) Unless otherwise set forth in this Agreement, references in this Agreement to any document, instrument, or agreement (including this Agreement): (i) include and incorporate all exhibits, schedules, and other attachments to such document, instrument, or agreement; (ii) include all documents, instruments, or agreements issued or executed in replacement of such document, instrument, or agreement; and (iii) mean such document, instrument, or agreement, or replacement or predecessor to such document, instrument, or agreement, in each case as amended, modified, or supplemented from time to time in accordance with its terms and in effect at any given time.

          (c) Unless otherwise specified in this Agreement, all Article, Section, Exhibit, and Schedule references in this Agreement are references to Articles, Sections, Exhibits, and Schedules of this Agreement.

          (d) This Agreement will not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if all Parties had prepared this Agreement.

     Section  1.2     Certain  Defined  Terms.  As  used in this Agreement, the
                       -----------------------
following  terms  will  have  the  following  meanings:

     "ADA" means the United States Americans with Disabilities Act and the rules
      ---
and  regulations  promulgated  thereunder.

     "ADEA" means the United States Age Discrimination in Employment Act and the
      ----
rules  and  regulations  promulgated  thereunder.

     "AFFILIATE,"  with  respect  to  any  Person,  means  any other Person that
      ---------
controls,  is  controlled  by,  or  is  under common control with such Person.

     "AGREEMENT"  means this Agreement and Plan of Merger, made and entered into
      ---------
as of the Agreement Date, by and among the Purchaser, Newco, the Company and the Sellers.

     "APPLICABLE  BENEFIT  LAWS"  means  all  Laws  or  other  legislative,
      -------------------------
administrative, or judicial promulgations, other than ERISA and the Code, including those of a jurisdiction outside the United State of America, applicable to any Company Benefit Plan or ERISA Affiliate Plan.

     "BUSINESS"  means,  collectively,  the  business  of  the  Company and each
      --------
Company  Subsidiary  as  a  going  concern.

     "BUSINESS  DAY"  means any day other than a Saturday, a Sunday, or a day on
      -------------
which banks in the State of Georgia or the State of Ohio are authorized or obligated to be closed.

     "CLOSING"  means  a  meeting, which will be held in accordance with Section
      -------
3.5 and at which all documents necessary to evidence the fulfillment or waiver of all conditions precedent to the consummation of the transactions contemplated by this Agreement are executed and delivered.

     "CLOSING  DATE"  means  the  date  on  which  the  Closing  occurs.
      -------------

     "CODE"  means  the  Internal  Revenue  Code  of  1986,  as  amended.
      ----

     "COMMON  STOCK  RESIDUAL  NUMBER"  means  the number of shares of Purchaser
      -------------------------------
Common Stock equal to the greater of (i) the quotient of (A) the Total Merger Shares less the sum of the Total First Tier Distribution, divided by (B) the Total Company Stock Number or (ii) the quotient of (A) the Total Merger Shares less the sum of the Total First Tier Distribution, the Total Series C Residual Distribution, the Total Series A Residual Distribution and the Total Series B Residual Distribution, divided by (B) the Total Company Stock Number less the Total Series C Preferred Number, less the Total Series A Preferred Number, less the Total Series B Preferred Number.

     "COMPANY  AFFILIATE"  means  an  Affiliate  of  the  Company.
      ------------------

     "COMPANY  COMMON STOCK" means the Company's Common Stock, par value $0.0001
      ---------------------
per  share.

     "COMPANY  DISCLOSURE  SCHEDULE" means a schedule, dated as of the Agreement
      -----------------------------
Date and delivered by the Company to the Purchaser concurrently with the execution and delivery of this Agreement, which, among other things, will identify exceptions to the Company's representations and warranties contained in
Article  IV.

     "COMPANY  INTELLECTUAL  PROPERTY"  means  any Intellectual Property that is
      -------------------------------
owned by the Company or any Company Subsidiary, including the Company Proprietary Software.

     "COMPANY  LICENSED  INTELLECTUAL  PROPERTY" means any Intellectual Property
      -----------------------------------------
that  is  licensed  to  the  Company  or  to  any  Company  Subsidiary.

     "COMPANY  LICENSED  SOFTWARE"  means  all  software  (other  than  Company
      ---------------------------
Proprietary  Software)  used  by  the  Company  or  any  Company  Subsidiary.

     "COMPANY  MATERIAL ADVERSE EFFECT" means any state of facts, change, event,
      --------------------------------
effect, or occurrence (when taken together with other states of fact, changes, events, effects, or occurrences) that is, or that are reasonably likely to be, materially adverse to the financial condition, results of operations, properties, assets, or liabilities of the Company or any of the Company's Subsidiaries taken as a whole, but excludes any state of facts, change, event, effect, or occurrence (a) resulting from general economic, capital market, regulatory or political conditions (whether as a result of acts of terrorism, war (whether or not declared), armed conflict or otherwise) not disproportionately affecting the Company or any of the Company's Subsidiaries,
(b) impacting companies in the industry in which the Company operates generally not disproportionately affecting the Company or any of the Company's Subsidiaries, or (c) resulting from the announcement or performance of this Agreement or the Company Ancillary Documents or the transactions contemplated hereby or thereby. A Company Material Adverse Effect will also include any state of facts, change, event, or occurrence that (when taken together with other states of facts, changes, events, effects, or occurrences) will, or that is reasonably likely to, prevent or materially delay the Company's performance of the Company's obligations under this Agreement or the Company Ancillary Documents or the consummation of the transactions contemplated by this Agreement or the Company Ancillary Documents.

     "COMPANY OPTIONS" means any and all outstanding options to purchase Company
      ---------------
Common  Stock  granted  under  the  Company's  Stock  Option Plan or otherwise.

     "COMPANY  PREFERRED  STOCK"  means  collectively,  the  Company  Series  A
      -------------------------
Preferred Stock, Company Series B Preferred Stock and the Company Series C Preferred Stock.

     "COMPANY  PROPRIETARY SOFTWARE" means  all software owned by the Company or
      -----------------------------
any  Company  Subsidiary.

     "COMPANY  REGISTERED  INTELLECTUAL  PROPERTY"  means  all of the Registered
      -------------------------------------------
Intellectual Property owned by or filed in the name of the Company or any Company Subsidiary.

     "COMPANY  SERIES  A PREFERRED STOCK" means the Company's Series A Preferred
      ----------------------------------
Stock,  par  value  $0.0001  per  share.

     "COMPANY  SERIES  B PREFERRED STOCK" means the Company's Series B Preferred
      ----------------------------------
Stock,  par  value  $0.0001  per  share.

     "COMPANY  SERIES  C PREFERRED STOCK" means the Company's Series C Preferred
      ----------------------------------
Stock,  par  value  $0.0001  per  share.

     "COMPANY  SOFTWARE"  means  the  Company  Licensed Software and the Company
      -----------------
Proprietary  Software.

     "COMPANY  STOCK"  means  the Company Common Stock and the Company Preferred
      --------------
Stock.

     "COMPANY  STOCKHOLDER"  means  a holder of issued and outstanding shares of
      --------------------
Company Common Stock or Company Preferred Stock as of immediately before the Effective Time.

     "COMPANY  STOCKHOLDER  AGREEMENTS"  means  (i)  that  certain  Amended  and
      --------------------------------
Restated Voting Agreement by and among the Company and the stockholders identified therein dated April 17, 2002, (ii) that certain Amended and Restated Investors' Rights Agreement by and among the Company and the stockholders identified therein dated April 17, 2002, (iii) that certain Amended and Restated Right of First Refusal and Co-Sale Agreement by and among the Company and the stockholders identified therein dated April 17, 2002, and (iv) any other agreement with a holder of Company Stock granting any rights with respect to the Company Stock, including voting rights, preemptive rights, registration rights, or first refusal rights.

     "COMPANY  STOCKHOLDER  APPROVAL"  means the affirmative vote of the Company
      ------------------------------
Stockholders as required to approve and adopt this Agreement and the transactions contemplated hereby, including the Merger and the Company Ancillary Documents.

     "COMPANY  STOCK  OPTION  PLAN"  means  the Second Amended and Restated 2001
      ----------------------------
Stock  Option  Plan  of  Everstream  Holdings,  Inc.,  as  amended.

     "COMPANY  SUBSIDIARY"  means  a  Subsidiary  of  the  Company.
      -------------------

     "CONFIDENTIALITY  AGREEMENT"  means  the  Confidentiality  Agreement by and
      -------------------------
between  the  Purchaser  and the Company, dated as of May 28, 2003, as amended.

     "CONTROL"  (including  the  terms "controlled," "controlled by," and "under
      -------
common control with"), with respect to any Person, means such Person's possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of another Person, whether through stock ownership, as trustee or executor, by contract, by credit arrangement, or otherwise.

     "COURT"  means  any court or arbitration tribunal of the United States, any
      -----
domestic  state, or any foreign country, and any political subdivision thereof.

     "DGCL"  means  the  Delaware  General  Corporation  Law,  as  amended.
      ----

     "EFFECTIVE  TIME"  means  the effective time of the Merger as designated by
      ---------------
the  Delaware  Secretary  of  State.

     "EMPLOYMENT  AGREEMENT"  means  any  oral  or  written employment contract,
      ---------------------
consulting agreement, termination or severance agreement, change-of-control agreement, or any other agreement respecting employment terms and conditions, compensation payments, or consulting or independent contractor relationships, in each case with respect to any current or former officer, employee, consultant, or independent contractor pursuant to which any obligations remain outstanding.

     "ENVIRONMENTAL LAW" means any Law pertaining to:  (i) the protection of the
      -----------------
indoor or outdoor environment; (ii) the conservation, management, or use of natural resources and wildlife; (iii) the protection or use of surface water and ground water; (iv) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, release, threatened release, abatement, removal, remediation, or handling of, or exposure to, any Hazardous Material; or (v) pollution (including any release to air, land, surface water, and ground water); and includes the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980, as amended, and the Regulations promulgated thereunder and the Solid Waste Disposal Act, as amended, 42 U.S.C. Sec.Sec. 6901, et seq.

     "ESCROW  AGENT"  means  SunTrust  Bank,  Atlanta.
      -------------

     "ESCROW AGREEMENT" means the Escrow Agreement to be dated as of the Closing
      ----------------
Date among the Company, the Sellers, the Purchaser, and the Escrow Agent in substantially the form of Exhibit 1.2(a).
                              ---------------

     "EXCESS  COMPANY  TRANSACTION COSTS" means all Company Transaction Costs in
      ----------------------------------
excess  of  $250,000.

     "EXCHANGE  ACT"  means the Securities Exchange Act of 1934, as amended, and
      -------------
the  Regulations  promulgated  thereunder.

     "FINANCIAL  STATEMENTS" means (i) the Company's audited balance sheet as of
      ---------------------
December 31, 2004 and the Company's unaudited statements of income and cash flows for the period then ended, (ii) each Company Subsidiary's audited balance sheet as of December 31, 2004 and each Company Subsidiary's unaudited statements of income and cash flows for the period then ended, (iii) the Company's unaudited balance sheet as of June 30, 2005 and the Company's unaudited statements of income and cash flows for the period then ended, and (iv) each Company Subsidiary's unaudited balance sheet as of June 30, 2005.

     "FLSA"  means  the United States Fair Labor Standards Act and the rules and
      ----
regulations  promulgated  thereunder.

     "FMLA"  means  the United States Family and Medical Leave Act and the rules
      ----
and  regulations  promulgated  thereunder.

     "GAAP"  means  generally  accepted  accounting principles as applied in the
      ----
United  States.

     "GOVERNMENTAL  ENTITY"  means  all  federal,  state,  local,  foreign  and
      --------------------
provincial  governments  and  all  administrative  and  regulatory  agencies and
      --
commissions and other governmental authorities and agencies, domestic and foreign.

     "HARMFUL  CODE"  means  any  "back  door," "drop dead device," "time bomb,"
      -------------
"Trojan horse," "virus," or "worm" (as such terms are commonly understood in the software industry) or any other software code designed or intended to have any of the following functions: (i) disrupting, disabling, harming or otherwise impeding in any manner the operation of, or providing unauthorized access to, a computer system or network or other device on which such code is stored or installed; or (ii) damaging or destroying any data or file without the user's consent.

     "HAZARDOUS  MATERIAL"  means  any  waste, pollutant, contaminant, hazardous
      -------------------
substance, toxic, ignitable, reactive substance, corrosive substance, hazardous waste, special waste, industrial substance, by-product, process intermediate product or waste, petroleum or petroleum-derived substance or waste, chemical liquids or solids, liquid or gaseous products, or any constituent of any such substance or waste, the use, handling, or disposal of which by the Company is in any way governed by or subject to any applicable Environmental Law.

     "INTELLECTUAL  PROPERTY"  means  any or all of the following and all rights
      ----------------------
arising out of or associated with any of the following: (i) all United States, international, and foreign patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations, and continuations-in-part thereof; (ii) all inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know-how, technology, technical data, and customer lists, and all documentation relating to any of the foregoing throughout the world; (iii) all copyrights, copyright registrations, and applications therefor, and all other rights corresponding thereto throughout the world; (iv) all industrial designs and any registrations and applications therefor throughout the world; (v) all Internet uniform resource locators, domain names, trade names, logos, slogans, designs, common law trademarks and service marks, trademark and service mark registrations, and applications therefor throughout the world; (vi) all databases and data collections and all rights in such databases and data collections throughout the world; (vii) all moral and economic rights of authors and inventors, however denominated, throughout the world; and (viii) any similar or equivalent rights to any of the foregoing anywhere in the world.

     "KNOWLEDGE"  (i) with respect to the Company with respect to any particular
      ---------
matter,  means all facts actually known by any Company officer listed on Exhibit
                                                                         -------
1.2(b),  and  all  facts  that would have been known after reasonable inquiry of
------
such persons who such identified individual reasonably believes would have had knowledge of a particular fact, and (ii) with respect to the Purchaser with respect to any particular matter, means all facts actually known by any Purchaser officer listed on Exhibit 1.2(c), and all facts that would have been
                              --------------
known after reasonable inquiry of such persons such identified individual reasonably believes would have had knowledge of a particular fact.

     "LABOR  LAWS"  means  all  Laws  and all contracts or collective bargaining
      -----------
agreements governing or concerning labor relations, unions and collective bargaining, conditions of employment, employment discrimination and harassment, wages, hours or occupational safety and health, including, without limitation, the United States Immigration Reform and Control Act of 1986, the United States National Labor Relations Act, the United States Civil Rights Acts of 1866 and 1964, as amended, the Equal Pay Act, ADEA, ADA, FMLA, WARN, Occupational Safety and Health Act, the United States Davis Bacon Act, the United States Walsh-Healy Act, the United States Service Contract Act, United States Executive Order 11246, FLSA, and the United States Rehabilitation Act of 1973 and all rules and regulations promulgated under such acts.

     "LAW"  means  all  laws,  statutes,  ordinances,  and  Regulations  of  any
      ---
Governmental Entity, including all decisions of Courts having the effect of law.

     "LIEN"  means  any  mortgage,  pledge,  security  interest,  attachment,
      ----
encumbrance, title defect or other lien of any kind (including any agreement to give any of the foregoing); provided, however, that the term "Lien" does not
                                --------  -------                 ----
include (i) statutory liens for Taxes that are not yet due and payable or that are being contested in good faith by appropriate proceedings and disclosed in the Company Disclosure Schedule, (ii) statutory or common law liens to secure landlords, lessors, or renters under leases or rental agreements confined to the premises rented, (iii) deposits or pledges made in connection with, or to secure payment of, workers' compensation, unemployment insurance, old age pension, or other social security programs mandated under applicable Laws, (iv) statutory or common law liens in favor of carriers, warehousemen, mechanics, and materialmen, to secure claims for labor, materials, or supplies and other similar liens, (v) restrictions on transfer of securities imposed by applicable state, federal, and/or foreign securities Laws, or (vi) easements, encroachments, restrictions, rights of way and other non-monetary defects and zoning, building and other restrictions that do not individually or in the aggregate impact the continued use or operation of the property to which they relate.

     "MANNING  OPTION" means that certain Manning VC Option Agreement dated June
      ---------------
15,  2001  to  purchase  28,828  shares  of  Series  B  Preferred  Stock.

     "MCHALE DISPOSITION DOCUMENTS" means the agreements executed by and between
      ----------------------------
Stephen J. McHale and certain employees of the Company and by and between Stephen J. McHale and Burt Manning, each with respect to the McHale Stock Dispositions.

     "MCHALE  STOCK  DISPOSITIONS"  means  the transfers by Stephen J. McHale of
      ---------------------------
Company Series A Preferred Stock to certain employees of the Company and Burt Manning as referenced in the Company Disclosure Schedule.

     "MCHALE  STOCK  PURCHASES"  means  the purchases by Stephen J. McHale of an
      ------------------------
aggregate of 1,127,820 shares of Company Series A Preferred Stock from Pulitzer Investment Company, Knight Ridder Investment Company, and CNI Ventures, Inc. in 2005.

     "MERGER"  means  the merger of Newco with and into the Company provided for
      ------
in  this  Agreement.

     "ORDER"  means  any judgment, order, or decree of any Court or Governmental
      -----
Entity.

     "PERMIT"  means  any  and  all  permits,  licenses, authorizations, Orders,
      ------
certificates, registrations, or other approvals granted by any Governmental Entity.

     "PERSON"  means  an  individual,  partnership,  limited  liability company,
      ------
corporation, joint stock company, trust, estate, joint venture, association, or unincorporated organization, or any other form of business or professional entity, but does not include a Governmental Entity.

     "PURCHASER  COMMON  STOCK"  means  the  Purchaser's common stock, par value
      ------------------------
$0.01  per  share.

     "PURCHASER  DISCLOSURE SCHEDULE" means a schedule dated as of the Agreement
      ------------------------------
Date and delivered by the Purchaser to the Company concurrently with the execution of this Agreement, which, among other things, will identify exceptions to the Purchaser's representations and warranties contained in Article V by specific section references.

     "PURCHASER  MATERIAL  ADVERSE  EFFECT"  means  any  state of facts, change,
      ------------------------------------
event, effect, or occurrence (when taken together with other states of fact, changes, events, effects, or occurrences) that is, or that are reasonably likely to be, materially adverse to the financial condition, results of operations, properties, assets, or liabilities of the Purchaser or any of the Purchaser's Subsidiaries taken as a whole, but excludes any state of facts, change, event, effect, or occurrence (a) resulting from general economic, capital market, regulatory or political conditions (whether as a result of acts of terrorism, war (whether or not declared), armed conflict or otherwise) not disproportionately affecting the Purchaser or any of the Purchaser's
Subsidiaries, (b) impacting companies in the industry in which the Purchaser operates generally not disproportionately affecting the Purchaser or any of the Purchaser's Subsidiaries, or (c) resulting from the announcement or performance of this Agreement or the Purchaser Ancillary Documents or the transactions contemplated hereby or thereby. A Purchaser Material Adverse Effect will also include any state of facts, change, event, or occurrence that (when taken together with other states of facts, changes, events, effects, or occurrences) will, or that is reasonably likely to, prevent or materially delay the Purchaser's performance of the Purchaser's obligations under this Agreement or the Purchaser Ancillary Documents or the consummation of the transactions contemplated by this Agreement or the Purchaser Ancillary Documents.

     "PURCHASER  SHARE  PRICE"  means  the  average of the closing prices of one
      -----------------------
share of Purchaser Common Stock on the Nasdaq National Market over the 30 calendar day period ending on the third calendar day before the Closing Date; provided, that if the Company and the Sellers elect to fix the Purchaser Share Price at one dollar fifty-five cents $1.55 as described in Section 7.2(o), then the Purchaser Share Price will be equal to one dollar fifty-five cents ($1.55). The Parties acknowledge and agree that the closing price of one share of Purchaser Common Stock on the Nasdaq National Market for calendar days other than trading days shall be deemed to be equal to the closing price of one share of Purchaser Common Stock on the Nasdaq National Market for the last trading day immediately preceding such date.

     "REGISTERED  INTELLECTUAL PROPERTY" means all United States, international,
      ---------------------------------
and foreign: (i) patents and patent applications (including provisional applications); (ii) registered trademarks and service marks, applications to register trademarks and service marks, intent-to-use applications, or other registrations or applications related to trademarks and service marks; (iii) registered copyrights and applications for copyright registration; (iv) domain name registrations; and (v) any other Intellectual Property that is the subject of an application, certificate, filing, registration, or other document issued, filed with, or recorded with any federal, state, local, or foreign Governmental Entity or other public body.

     "REGULATION" means any rule or regulation of any Governmental Entity having
      ----------
the  effect  of  Law.

     "RESTRICTED  STOCK  PURCHASE  AGREEMENTS"  means,  those  certain  Employee
      ---------------------------------------
Shareholder  Agreements  identified  on  Schedule  1.2(b).
                                         ----------------

     "SEC"  means  the  Securities  and  Exchange  Commission.
      ---

     "SECURITIES  ACT"  means  the  Securities  Act of 1933, as amended, and the
      ---------------
Regulations  promulgated  thereunder.

     "SELLER  INITIAL ESCROW FEES" means fifty percent (50%) of the initial fees
      ---------------------------
charged  by  the  Escrow  Agent  under  the  Escrow  Agreement.

     "SERIES  A  ACCUMULATED  DIVIDEND  NUMBER"  means  the  number of shares of
      ----------------------------------------
Purchaser Common Stock equal to the quotient of (i) all declared but unpaid dividends with respect to one share of Company Series A Preferred Stock prior to the Effective Time, divided by (ii) the Purchaser Share Price.

     "SERIES  A FIRST TIER DISTRIBUTION" means the number of shares of Purchaser
      ---------------------------------
Common Stock equal to the lesser of (i) the Series A Preference Number multiplied by the Total Series A Preferred Number and (ii) the Total Merger Shares minus the Series C First Tier Distribution.

     "SERIES  A FIRST TIER RATIO" means the number of shares of Purchaser Common
      --------------------------
Stock equal to the quotient of (i) the Series A First Tier Distribution, divided by (ii) the Total Series A Preferred Number.

     "SERIES  A  LIQUIDATION  PREFERENCE"  means  $5.32.
      ----------------------------------

     "SERIES  A  PREFERENCE NUMBER" means a number of shares of Purchaser Common
      ----------------------------
Stock equal to the sum of (i) the Series A Liquidation Preference divided by the Purchaser Share Price, plus (ii) the Series A Accumulated Dividend Number.

     "SERIES  A  RESIDUAL NUMBER" means the number of shares of Purchaser Common
      --------------------------
Stock equal to the lesser of (i) the product of (A) three, multiplied by (B) the Series A Preference Number less the Series A Accumulated Dividend Number or (ii) the quotient of (A) the Total Merger Shares less the sum of the Total First Tier Distribution and the Total Series C Residual Distribution, divided by (B) the Total Company Stock Number less the Total Series C Preferred Number.

     "SERIES  B  ACCUMULATED  DIVIDEND  NUMBER"  means  the  number of shares of
      ----------------------------------------
Purchaser Common Stock equal to the quotient of (i) all declared but unpaid dividends with respect to one share of Company Series B Preferred Stock prior to the Effective Time, divided by (ii) the Purchaser Share Price.

     "SERIES  B FIRST TIER DISTRIBUTION" means the number of shares of Purchaser
      ---------------------------------
Common Stock equal to the lesser of (i) the Series B Preference Number multiplied by the Total Series B Preferred Number and (ii) the Total Merger Shares minus the Series C First Tier Distribution minus the Series A First Tier Distribution.

     "SERIES  B FIRST TIER RATIO" means the number of shares of Purchaser Common
      --------------------------
Stock equal to the quotient of (i) the Series B First Tier Distribution, divided by (ii) the Total Series B Preferred Number.

     "SERIES  B  LIQUIDATION  PREFERENCE"  means  $0.67.
      ----------------------------------

     "SERIES  B  PREFERENCE NUMBER" means a number of shares of Purchaser Common
      ----------------------------
Stock equal to the sum of (i) the Series B Liquidation Preference divided by the Purchaser Share Price, plus (ii) the Series B Accumulated Dividend Number.

     "SERIES  B  RESIDUAL NUMBER" means the number of shares of Purchaser Common
      --------------------------
Stock equal to the lesser of (i) the product of (A) three, multiplied by (B) the Series B Preference Number less the Series B Accumulated Dividend Number or (ii) the quotient of (A) the Total Merger Shares less the sum of the Total First Tier Distribution, the Total Series C Residual Distribution and the Total Series A Residual Distribution, divided by (B) the Total Company Stock Number less the Total Series C Preferred Number less the Total Series A Preferred Number.

     "SERIES  C  ACCUMULATED  DIVIDEND  NUMBER"  means  the  number of shares of
      ----------------------------------------
Purchaser Common Stock equal to the quotient of (i) all declared but unpaid dividends with respect to one share of Company Series C Preferred Stock prior to the Effective Time, divided by (ii) the Purchaser Share Price.

     "SERIES  C FIRST TIER DISTRIBUTION" means the number of shares of Purchaser
      ---------------------------------
Common Stock equal to the lesser of (i) the Series C Preference Number multiplied by the Total Series C Preferred Number and (ii) the Total Merger Shares.

     "SERIES  C FIRST TIER RATIO" means the number of shares of Purchaser Common
      --------------------------
Stock equal to the quotient of (i) the Series C First Tier Distribution, divided by (ii) the Total Series C Preferred Number.

     "SERIES  C  LIQUIDATION  PREFERENCE"  means  $1.04.
      ----------------------------------

     "SERIES  C  PREFERENCE NUMBER" means a number of shares of Purchaser Common
      ----------------------------
Stock equal to the sum of (i) the Series C Liquidation Preference divided by the Purchaser Share Price, plus (ii) the Series C Accumulated Dividend Number.

     "SERIES  C  RESIDUAL NUMBER" means the number of shares of Purchaser Common
      --------------------------
Stock equal to the lesser of (i) the product of (A) three, multiplied by (B) the Series C Preference Number less the Series C Accumulated Dividend Number or (ii) the quotient of (A) the Total Merger Shares less the Total First Tier
Distribution,  divided  by  (B)  the  Total  Company  Stock  Number.

     "SOURCE  CODE"  means  the  Company  Proprietary  Software  version(s)
      ------------
incorporating high-level or assembly language that is used to produce the software programs directly executable by a processor.

     "SPECIAL  LEGAL  FEES"  means, collectively with respect to the Company and
      --------------------
each Company Subsidiary, an amount equal to the sum of all fees, costs and expenses incurred solely in connection with the McHale Stock Purchases and the claims for breaches of fiduciary duties related thereto, including (i) fees, costs and expenses of Richards, Layton & Finger, special counsel to the Company,
(ii) fees, costs and expenses of Ulmer & Berne, counsel to Stephen J. McHale, and (iii) all other fees, costs and expenses (other than fees, costs and expenses of Jones Day, counsel to the Company), including costs for indemnification made by Stephen J. McHale to the Company or any Company Subsidiary in connection with the McHale Stock Purchases and the claims for breaches of fiduciary duties related thereto.

     "SUBSIDIARY," with respect to any particular Person, means any corporation,
      ----------
partnership, limited liability company, joint venture, or other legal entity of which such Person (either alone or through or together with any other Person) owns, directly or indirectly, 50% or more of the stock or other equity or partnership interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

     "SURVIVING  CORPORATION"  means  the  Company  after  the  Effective Time.
      ----------------------

     "TERMINATION  FEE"  means  $600,000.
      ----------------

     "TOTAL  COMPANY  STOCK NUMBER" means the number of shares of Company Common
      ----------------------------
Stock outstanding immediately prior to the Effective Time, on a fully-diluted, as-converted basis, assuming that all outstanding shares of Company Preferred Stock and any other rights to acquire

Company Stock outstanding immediately prior to the Effective Time are converted or exercised and assuming that all outstanding Company Options have been terminated in accordance with Section 6.10 and the terms of the Company Stock Option Plan immediately prior to the Effective Time and 28,828 shares of Series B Preferred Stock issuable upon exercise of Manning Option have been terminated as of the Effective Time in connection with the McHale Disposition Documents. The Total Company Stock Number, if determined on the Agreement Date, would be 9,717,368, representing (i) 2,925,152 outstanding shares of Company Common Stock; (ii) 569,428 shares of Company Common Stock issuable upon exercise of outstanding Company Options; and (iii) 6,222,788 shares of outstanding Company Preferred Stock, consisting of 2,121,049 outstanding shares of Series A
Preferred Stock, 1,697,893 outstanding shares of Series B Preferred Stock, and 2,403,846 outstanding shares of Series C Preferred Stock.

     "TOTAL  FIRST  TIER  DISTRIBUTION"  means the number of shares of Purchaser
      --------------------------------
Common  Stock equal to the sum of (i) the Series C First Tier Distribution, plus
(ii) the Series A First Tier Distribution, plus (iii) the Series B First Tier Distribution.

     "TOTAL MERGER CONSIDERATION" means Fifteen Million dollars (US $15,000,000)
      --------------------------
minus  the  Special  Legal  Fees  minus  Seller Initial Escrow Fees minus Excess
-----                             -----                             -----
Company  Transaction  Costs.

     "TOTAL MERGER SHARES" means that number of shares of Purchaser Common Stock
      -------------------
equal  to the Total Merger Consideration, divided by the Purchaser Share Price.

     "TOTAL  SERIES  A  PREFERRED  NUMBER" means the number of shares of Company
      -----------------------------------
Series A Preferred Stock outstanding immediately prior to the Effective Time (including the shares of Company Series A Preferred Stock issuable upon exercise of any rights to acquire Company Series A Preferred Stock).

     "TOTAL  SERIES  A  RESIDUAL  DISTRIBUTION"  means  the  number of shares of
      ----------------------------------------
Purchaser Common Stock equal to the product of (i) the Total Series A Preferred Number, multiplied by (ii) the Series A Residual Number.

     "TOTAL  SERIES  B  PREFERRED  NUMBER" means the number of shares of Company
      -----------------------------------
Series B Preferred Stock outstanding immediately prior to the Effective Time (including the shares of Company Series B Preferred Stock issuable upon exercise of any rights to acquire Company Series B Preferred Stock).

     "TOTAL  SERIES  B  RESIDUAL  DISTRIBUTION"  means  the  number of shares of
      ----------------------------------------
Purchaser Common Stock equal to the product of (i) the Total Series B Preferred Number, multiplied by (ii) the Series B Residual Number.

     "TOTAL  SERIES  C  PREFERRED  NUMBER" means the number of shares of Company
      -----------------------------------
Series C Preferred Stock outstanding immediately prior to the Effective Time (including the shares of Company Series C Preferred Stock that are (i) owned by Purchaser and will be cancelled in accordance with Section 3.1(b) and (ii) issuable upon exercise of any rights to acquire Company Series C Preferred Stock).

     "TOTAL  SERIES  C  RESIDUAL  DISTRIBUTION"  means  the  number of shares of
      ----------------------------------------
Purchaser Common Stock equal to the product of (i) the Total Series C Preferred Number, multiplied by (ii) the Series C Residual Number.

     "WARN"  means  the  United  States  Worker  Adjustment  and  Retraining
      ----
Notification  Act  and  the  rules  and  regulations  promulgated  thereunder.

     Section  1.3     Other  Defined  Terms.
                       ---------------------

Term                              Section
-----                             -------

Affiliate Agreement. . . . . .     7.2(e)
Aggregate Threshold. . . . . .     9.6(a)
Agreement Date . . . . . . . .   Preamble
Agreement of Merger. . . . . .        2.2
Alternative Transaction. . . .     6.3(a)
CERCLA . . . . . . . . . . . .    4.20(b)
Closing Date Capital Structure       6.16
Claims Period. . . . . . . . .     9.5(a)
Common Stock Exchange Ratio. .     3.1(c)
Company. . . . . . . . . . . .   Preamble
Company Ancillary Documents. .        4.2
Company Benefit Plan . . . . .    4.17(a)
Company Contracts. . . . . . .       4.14
Company Superior Proposal. . .     6.3(b)
Company Transaction Costs. . .       6.19
Continuing Employee. . . . . .       6.11
Current Company Benefit Plan .    4.17(a)
Dissenting Stockholder . . . .     3.3(a)
Dissenting Shares. . . . . . .     3.3(a)
Employee Benefit Plan. . . . .    4.17(b)
ERISA. . . . . . . . . . . . .    4.17(b)
ERISA Affiliate. . . . . . . .    4.17(c)
ERISA Affiliate Plan . . . . .    4.17(c)
Escrow Account . . . . . . . .        3.4
Escrow Shares. . . . . . . . .        3.4
Exchange Ratios. . . . . . . .     3.1(c)
Final Invoices . . . . . . . .       6.19
Hearing. . . . . . . . . . . .    6.12(a)
Indemnified Party. . . . . . .     9.4(a)
Indemnifying Party . . . . . .     9.4(a)
Information Statement. . . . .    6.12(c)
Leased Real Property . . . . .     4.6(b)
Licenses . . . . . . . . . . .       4.26
Loss Threshold . . . . . . . .     9.6(a)
Losses . . . . . . . . . . . .     9.6(a)


                                      -13-

Merger . . . . . . . . . . . .   Recitals
Newco. . . . . . . . . . . . .   Preamble
Non-Competition Agreement. . .     7.2(i)
Ohio Permit. . . . . . . . . .    6.12(a)
Parties. . . . . . . . . . . .   Preamble
Party. . . . . . . . . . . . .   Preamble
Purchaser. . . . . . . . . . .   Preamble
Purchaser Ancillary Documents.        5.2
Purchaser Contracts. . . . . .       5.11
Purchaser Indemnified Parties.        9.1
Purchaser Losses . . . . . . .        9.1
Purchaser Parties. . . . . . .   Preamble
Purchaser SEC Reports. . . . .     5.4(a)
Representative . . . . . . . .   10.13(a)
Seller . . . . . . . . . . . .   Preamble
Sellers. . . . . . . . . . . .   Preamble
Seller Indemnified Parties . .        9.3
Seller Waiver Agreement. . . .   Recitals
Sellers Losses . . . . . . . .        9.3
Series A Exchange Ratio. . . .     3.1(c)
Series B Exchange Ratio. . . .     3.1(c)
Series C Exchange Ratio. . . .     3.1(c)
Special Obligations. . . . . .  9.5(a)(i)
Special Representations. . . .  9.5(a)(i)
Taxes. . . . . . . . . . . . .    4.15(b)
Tax Return . . . . . . . . . .    4.15(b)
Termination Date . . . . . . .        8.1
Transaction Documents. . . . .        4.2
Voting Agreement . . . . . . .   Recitals

     Section 1.4     Accounting Terms.  In this Agreement, all accounting terms
                      ----------------
not  otherwise  specifically  defined will be construed in accordance with GAAP.

                                   ARTICLE II
                                 TERMS OF MERGER

     Section 2.1     Statutory Merger.  Subject to the terms and conditions and
                      ----------------
in reliance upon the representations, warranties, covenants and agreements contained in this Agreement, at the Effective Time, Newco will merge with and into the Company, Newco's separate corporate existence will cease, and the Company will succeed to and assume all of Newco's rights and obligations in accordance with the DGCL.

     Section  2.2     Effective  Time.  As  soon  as  practicable  after  the
                       ---------------
satisfaction  or,  if  permissible,  the  waiver  of the conditions set forth in
Article VII, the Parties will consummate the Merger by duly filing an agreement of merger, or other appropriate document or documents, with the Delaware Secretary of State, in such form as required by, and executed in accordance with, the relevant provisions of, the DGCL (such agreement, or other appropriate document or documents, the "AGREEMENT OF MERGER"). The Merger will become
                                ---------------------
effective  at  the  Effective  Time.

     Section  2.3     Effects  of the Merger.  The Merger will have the effects
                       ----------------------
set forth in the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of the Company and Newco will be vested in the Surviving Corporation, and all debts, liabilities and duties of the Company and Newco will become the debts, liabilities and duties of the Surviving Corporation.

     Section  2.4     Certificate  of Incorporation; By-laws.  At the Effective
                       --------------------------------------
Time, the certificate of incorporation of the Company, as the Surviving Corporation, will be amended to be the same as Newco's certificate of incorporation as in effect immediately before the Effective Time, except that
Section I of the Surviving Corporation's certificate of incorporation will read as follows: "First: The Corporation's name is Everstream Holdings, Inc." At the Effective Time, the Surviving Corporation's by-laws will be amended to be the same as Newco's by-laws as in effect immediately before the Effective Time, except that all references in such by-laws to Newco will be changed to refer to "Everstream Holdings, Inc."

     Section  2.5     Directors  and  Officers.  Newco's  directors immediately
                       ------------------------
before the Effective Time will be the Surviving Corporation's directors, each of whom will hold office in accordance with the Surviving Corporation's certificate of incorporation and by-laws, and Newco's officers immediately before the Effective Time will be the Surviving Corporation's officers, each of whom will hold office until such officer's successor is duly elected or appointed and qualified for such election.

                                   ARTICLE III
               CONVERSION OF SECURITIES; EXCHANGE OF CERTIFICATES

     Section  3.1     Merger  Consideration;  Conversion  and  Cancellation  of
                       ---------------------------------------------------------
Securities.  As  of  the Effective Time, by virtue of the Merger and without any
----------
action on the part of the holder of any shares of Company Stock or capital stock of Newco:

          (a)  Capital  Stock of Newco. Each issued and outstanding share of the
               -----------------------
     capital stock of Newco shall be converted into and become one fully paid and nonassessable share of common stock, par value $0.0001 per share, of the Surviving Corporation.

          (b)  Cancellation  of  Treasury  Stock  and Purchaser-Owned Stock. Any
               ------------------------------------------------------------
     shares of Company Stock that are owned directly or indirectly by the Company as treasury stock and any shares that are owned by Purchaser, Newco or any other wholly-owned Subsidiary of Purchaser shall be cancelled and retired and shall cease to exist and no stock of Purchaser or other consideration shall be delivered in exchange therefor. All shares of Purchaser Common Stock owned by Company shall remain unaffected by the Merger.

          (c)  Exchange  Ratios  for  Company Stock. Subject to Sections 3.3 and
               ------------------------------------
     3.4,  and  other  than  shares,  if any, to be cancelled in accordance with
     Section 3.1(b), each issued and outstanding share of Company Stock shall be converted into the right to receive the number of validly issued, fully-paid and nonassessable shares of Purchaser Common Stock determined as follows:

               (i) Each issued and outstanding share of Company Series C Preferred Stock shall be converted into the right to receive the sum of (A) the Series C First Tier Ratio, plus (B) the Series C Residual Number;

               (ii) Each issued and outstanding share of Company Series A Preferred Stock shall be converted into the right to receive the sum of (A) the Series A First Tier Ratio, plus (B) the Series A Residual Number;

               (iii) Each issued and outstanding share of Company Series B Preferred Stock shall be converted into the right to receive the sum of (A) the Series B First Tier Ratio, plus (B) the Series B Residual Number; and

               (iv) Each issued and outstanding share of Company Common Stock shall be converted into the right to receive the Common Stock Residual Number.

The number of shares of Purchaser Common Stock into which each share of Company Series C Preferred Stock, Company Series A Preferred Stock, Company Series B Preferred Stock and Company Common Stock shall be converted, as specified above, shall be referred to as the "SERIES C EXCHANGE RATIO," the "SERIES A EXCHANGE
                                -----------------------        -----------------
RATIO,"  the  "SERIES  B EXCHANGE RATIO," and the "COMMON STOCK EXCHANGE RATIO,"
-----          ------------------------            ---------------------------
respectively,  and  collectively,  the  "EXCHANGE  RATIOS."  The Exchange Ratios
                                         ----------------
shall be adjusted for any stock split, stock dividend or similar transaction effected between the Agreement Date and the Effective Time.

     Section  3.2     Exchange  of  Certificates.
                       --------------------------

          (a)  Surrender;  Delivery.  Subject  to  Section  3.4,  upon a Company
               --------------------
     Stockholder's surrender of the certificate or certificates representing the total amount of Company Stock owned by such Company Stockholder or a Company Stockholder's delivery of a lost certificate affidavit pursuant to
     Section 3.2(d) (with such lost certificate delivery constituting a "surrender" for all purposes under this Agreement), together with a duly executed letter of transmittal in a form as the Purchaser's exchange agent will reasonably specify, the Purchaser will deliver to such Company Stockholder as soon as practicable (i) a certificate representing the number of shares of Purchaser Common Stock to which such Company Stockholder is entitled pursuant to Section 3.1(c), less any fractional share and (ii) cash instead of fractional shares in accordance with Section 3.2(b). The certificates surrendered to the Purchaser's exchange agent pursuant to this Section 3.2(a) will be immediately cancelled. Until surrendered as contemplated by this Section 3.2(a), each such certificate will be deemed at any time after the Effective Time to represent only the right to receive, upon such surrender, shares of Purchaser Common Stock and cash instead of any fractional shares of Purchaser Common Stock as contemplated by this Section 3.2(a).

          (b)  No  Fractional  Shares.  No  certificates representing fractional
               ----------------------
     shares of Purchaser Common Stock will be issued upon the surrender for exchange of certificates formerly representing shares of Company Stock pursuant to this Article III, and no dividend, stock split, or other change in the Purchaser's capital structure will relate to any fractional security and any such fractional interests will not entitle the owner of such fractional interests to vote or to any rights of a security holder. Instead of any such fractional shares, each holder of Company Stock who would otherwise be entitled to a fraction of one share of Purchaser Common Stock upon the surrender of such holder's stock certificates for exchange will be paid cash upon such surrender calculated based upon the Purchaser Share Price. For this purpose, shares of Company Stock represented by two or more certificates will be aggregated, and in no event will any holder be paid a cash amount in respect of one or more than one share of Purchaser Common Stock.

          (c)  Tax  Withholding.  The  Purchaser  will be entitled to deduct and
               ----------------
     withhold from the consideration otherwise payable pursuant to Section 3.1(c) and Section 3.2(b) to any former holder of Company Stock such amounts as the Purchaser (or any Purchaser Affiliate) is required to deduct and withhold with respect to making such payment under the Code, or any provision of Law with respect to Taxes. To the extent that amounts are so withheld by the Purchaser, such withheld amounts will be treated for all purposes of this Agreement as having been paid to such former holder of Company Stock in respect of whom such deduction and withholding was made by Purchaser.

          (d)  Lost  Certificates.  If  any  Company  Stockholder's  certificate
               ------------------
     representing Company Stock will have been lost, stolen, or destroyed, then, upon such Company Stockholder's delivery to the Purchaser of (i) an affidavit of that fact and, (ii) if required by the Purchaser, a bond in such reasonable amount as the Purchaser may direct as indemnity against claims that may be made against the Purchaser with respect to such lost, stolen, or destroyed certificate, the Purchaser will deliver to such Company Stockholder the certificate representing the number of shares of Purchaser Common Stock to which the holder is entitled and the amount of cash for fractional shares to which such Company Stockholder is entitled pursuant to this Article III.

          (e)  Company  Transfer  Books. At the Effective Time, the Company will
               ------------------------
     close the Company's stock transfer books, and, after the Effective Time, the Company will not transfer any shares of Company Stock. After the Effective Time, if any Person delivers to the Surviving Corporation certificates representing shares of Company Common Stock, then the Surviving Corporation will cancel such certificates and will exchange such certificates for the applicable portion of the Merger Consideration and cash for fractional shares in accordance with this Article III.

     Section  3.3  Dissenting  Shares.
                   ------------------

          (a) Notwithstanding any provision of this Agreement to the contrary, but subject to Section 3.3(b), if any Company Stockholder, in accordance with the DGCL, has demanded and perfected appraisal rights (a "DISSENTING
                                                                      ----------
     STOCKHOLDER"),  with  respect  to  Company  Stock  held  by  such  Company
     ------------
     Stockholder  ("DISSENTING  SHARES"),  then such Dissenting Stockholder will
                    ------------------
     only be entitled to the rights granted by the DGCL and such Dissenting Shares will not be converted into or represent a right to receive any Merger Consideration pursuant to Section 3.1(c) or Section 3.2(b).

          (b) Notwithstanding the provisions of Section 3.3(a), if any Dissenting Stockholder effectively withdraws or loses such Dissenting Stockholder's appraisal right (through failure to perfect or otherwise), then, as of the later of the Effective Time and the occurrence of such effective withdrawal or loss, such Dissenting Stockholder's Dissenting Shares will automatically be converted into and represent only the right to receive a portion of the Merger Consideration pursuant to Section 3.1(c) and Section 3.2(b) (each without interest thereon) upon such Dissenting Stockholder's surrender of the certificate representing such Dissenting Shares pursuant to this Article III.

          (c) The Company will give the Purchaser (i) prompt written notice of any written demands for appraisal of any shares of Company Stock, withdrawals of such demands, and any other instruments served pursuant to the DGCL and received by the Company and (ii) the opportunity to participate in all negotiations and proceedings with respect to appraisal demands under the DGCL. Except with the Purchaser's prior written consent, the Company will not voluntarily make any payment with respect to any Dissenting Shares or offer to settle or settle any demands with respect to any Dissenting Shares after the Effective Time. The Company will pay Dissenting Stockholders for their Dissenting Shares out of its own funds. No funds will be supplied for that purpose, directly or indirectly, by Purchaser, nor will Purchaser directly or indirectly reimburse the Company for any payments to Dissenting Stockholders for their Dissenting Shares.

     Section  3.4     Escrow.  On  the  Closing  Date and pursuant to the Escrow
                      ------
Agreement, the Purchaser, on behalf of the Company Stockholders, will deposit in an escrow account (the "ESCROW ACCOUNT") a number of shares of the Purchaser
                            --------------
Common Stock equal to twenty percent (20%) of the number of shares of the Total Merger Shares (such shares, the "ESCROW SHARES"), rounded up to the nearest
                                      -------------
whole share. The Escrow Shares will be withheld from the Company Stockholders on a pro-rata basis in proportion to the total amount of the Total Merger Shares that would otherwise be paid to the Company Stockholders pursuant to Section
3.1. The Escrow Shares will be held for the Company Stockholders' respective accounts in accordance with the terms of the Escrow Agreement. Upon a Company Stockholder's surrender to the Company of the certificate or certificates representing such Company Stockholder's shares of Company Common Stock, the Purchaser will deliver to such Company Stockholder pursuant to Section 3.2(a) the number of shares of Purchaser Common Stock to which such Company Stockholder is entitled under Section 3.2(a), less the number of Escrow Shares to be held in
                                  ----
the Escrow Account for such Company Stockholder's account as specified in the Escrow Agreement. The Escrow Shares will be held in the Escrow Account and released to the Company Stockholders or to the Purchaser in accordance with
Section 9.8 and the Escrow Agreement. Until the Escrow Shares are released from the Escrow Account in accordance with Section 9.8, (a) the Escrow Shares may not be transferred, sold, assigned, or pledged and (b) certificates evidencing the Escrow Shares will bear a legend indicating that they are subject to restrictions on transfer pursuant to this Section 3.4(a). Until the Escrow Shares held in the Escrow Account for the Company Stockholders are released in accordance with Section 9.8 and the Escrow Agreement, such Company Stockholders will be entitled to vote all such Escrow Shares held in the Escrow Account in such Company Stockholder's name and to receive all dividends and distributions in respect of such Escrow Shares.

     Section  3.5     Closing.  The  Closing will occur at the offices of King &
                      -------
Spalding LLP, 191 Peachtree Street, Atlanta, Georgia, at 10:00 a.m., Eastern Time, on a Business Day not later than five Business Days after all conditions to the Closing under Section 7.1, Section 7.2, and Section 7.3 are satisfied (or waived) (subject to applicable Law), or on such other date, place, or time as the Parties may agree. In connection with the Closing on the Closing Date, the Parties will file the Agreement of Merger with the Delaware Secretary of State.

                                   ARTICLE IV
                     COMPANY REPRESENTATIONS AND WARRANTIES

     Subject to such exceptions as are specifically disclosed in writing in the Company Disclosure Schedule (which will be arranged in a manner corresponding to the number and lettered paragraphs contained in this Article IV), as of the Agreement Date, the Company and Sellers hereby jointly and severally represent and warrant to the Purchaser and Newco, as follows:

     Section  4.1     Organization.
                      ------------

          (a) The Company is a corporation duly organized and validly existing under the laws of the State of Delaware. The Company has the requisite corporate power and authority to own, lease, and operate the Company's properties and to carry on the Business as now being conducted, and the Company is duly qualified to transact business under the Laws of each jurisdiction where the character of the Company's activities or the location of the properties owned or leased by the Company requires such qualification, other than in such jurisdictions where the failure to be so qualified (individually or in the aggregate) would not have a Company Material Adverse Effect.

          (b) The Company has delivered to the Purchaser and Newco correct and complete copies of the Company's certificate of incorporation and by-laws as currently in effect and the Company's corporate record books with respect to actions taken by the Company's stockholders and directors.

          (c)  Schedule  4.1(c)  contains  a  true  and  correct  list  of  the
               ----------------
     jurisdictions in which the Company and each Company Subsidiary is qualified or registered to do business as a foreign corporation.

          (d) Neither the Company nor any Company Subsidiary has, since the date it was acquired by the Company or formed conducted any business under or otherwise used, for any purpose or in any jurisdiction, any fictitious name, assumed name, trade name or other name, other than the name
     "Everstream"  and  the  names  set  forth  in  Schedule  4.1(d).
                                                    ----------------

          (e)  Schedule  4.1(e)  accurately sets forth, as of the Agreement Date
               ----------------
     (i) the names of the members of the board of directors of the Company and each Company Subsidiary; and (ii) the names and titles of the officers of the Company and each Company Subsidiary.

     Section  4.2     Authorization.  The  Company  has  the requisite corporate
                      -------------
power and authority, and each of the Sellers has the requisite authority, to execute and deliver this

Agreement and any other certificate, agreement, document, or other instrument to be executed and delivered by the Company or such Seller (as applicable) in connection with the transactions contemplated by this Agreement (collectively, the "COMPANY ANCILLARY DOCUMENTS," and collectively with this Agreement and the
      ---------------------------
Purchaser  Ancillary  Documents,  the  "TRANSACTION DOCUMENTS"), and, subject to
                                        ---------------------
Company Stockholder Approval, to consummate the Merger and the other transactions contemplated by the Company Ancillary Documents and this Agreement and to perform the Company's obligations or such Seller's obligations (as applicable) under the Company Ancillary Documents and this Agreement. The Company's execution and delivery of the Company Ancillary Documents and this Agreement and the Company's performance of the Company's obligations under the Company Ancillary Documents and this Agreement and the consummation of the transactions contemplated by the Company Ancillary Documents and this Agreement have been duly authorized by all necessary corporate action of the Company. This Agreement has been, and the Company Ancillary Documents will be as of the Closing Date, duly executed and delivered by the Company and the Sellers, and this Agreement and the Company Ancillary Documents do or will, as the case may be, constitute valid and binding obligations of the Company and the Sellers, enforceable against the Company and the Sellers in accordance with the respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar Laws affecting the enforceability of creditors' rights generally, general equitable principles, and court discretion in granting equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     Section 4.3     Capital Stock.  Schedule 4.3 accurately and completely sets
                     -------------   ------------
forth the Company's capital structure by listing the number of shares of Company capital stock that are authorized and that are issued and outstanding, including those shares of Company capital stock held, to the Knowledge of the Company, by the Purchaser. All of the issued and outstanding shares of Company capital stock (a) are shares of Company Common Stock or Company Preferred Stock (as set forth on Schedule 4.3); (b) are duly authorized, validly issued, fully paid, and
         ------------
non-assessable; (c) are free and clear of any Liens; (d) are held of record and beneficially owned by Persons as set forth on Schedule 4.3 in the respective
                                                  ------------
amounts  set  forth on Schedule 4.3; and (e) were not issued in violation of any
                       ------------
Person's preemptive rights or any agreement or Law or any Order of any Court or Governmental Entity by which the Company, at the time of issuance, was bound. The Persons listed on Schedule 4.3 constitute all of the Company Stockholders.
                        ------------
Except with respect to treasury shares cancelled pursuant to the terms of this Agreement, no shares of Company capital stock are reserved for issuance or are held as treasury shares, and, except as disclosed on Schedule 4.3 (i) there are
                                                      ------------
no outstanding options, warrants, rights, calls, commitments, conversion rights, exchange rights, subscriptions, claims, agreements, obligations, convertible securities, exchangeable securities or other plans or commitments, contingent or otherwise, relating to the Company's capital stock, other than as contemplated by this Agreement; (ii) there are no outstanding contracts or other agreements of the Company or any other Person to purchase, redeem, or otherwise acquire any outstanding shares of Company capital stock or securities or obligations of any kind convertible into any shares of Company capital stock; (iii) there are no dividends that have accrued or been declared but are unpaid on the Company's capital stock; and (iv) there are no outstanding or authorized stock appreciation, phantom stock, stock plans, or similar rights with respect to the Company. Except as disclosed on Schedule 4.3 neither the Company nor any
                                     -------------
Company Subsidiary has ever repurchased, redeemed or otherwise reacquired any Company Stock or other capital stock or other securities of the Company or any Company Subsidiary, other than Company Options forfeited by an employee of the Company in connection with the termination of an employee's employment with the Company or any Company Subsidiary. All securities so reacquired by the Company or any Company Subsidiary were reacquired in compliance with (i) all applicable Laws, and (ii) all requirements set forth in all applicable restricted stock purchase agreements and other applicable Contracts relating to such acquisitions.

     Section  4.4     Subsidiaries.  Except  as  set  forth on Schedule 4.4, the
                      ------------                             ------------
Company does not currently own, and has not at any time during the past five (5) years owned, directly or indirectly, any capital stock or other equity, securities, or interests in any other corporation or in any limited liability company, partnership, joint venture, joint stock company, trust, estate, association, unincorporated organization, or any other form of business or professional  entity.  Except  as  set  forth  on  Schedule  4.4,  each  Company
                                                   -------------
Subsidiary is a corporation duly organized, validly existing, and in good standing under the Laws of such Company Subsidiary's jurisdiction of incorporation or organization and is duly qualified to do business as a foreign corporation or foreign business entity in each jurisdiction in which such Company Subsidiary's property ownership or property leasing or the nature of such Company Subsidiary's business makes such qualification necessary, other than in such jurisdictions where the failure to be so qualified (individually or in the aggregate) would not have a Company Material Adverse Effect. Each
Company Subsidiary has the requisite corporate power and authority to own, lease, and operate such Company Subsidiary's properties and assets and to carry on such Company Subsidiary's business as now being conducted. All of the outstanding shares of each Company Subsidiary's capital stock are owned by the Company, have been validly issued, and are fully paid and non-assessable, were not issued in violation of any preemptive rights, upon termination of the Company Shareholder Agreements will not be subject to any preemptive rights and are owned free and clear of all Liens. There are no outstanding subscriptions, options, warrants, rights, conversion rights, convertible securities, exchangeable securities or any other agreement or commitments of any character relating to the issued or unissued capital stock or other securities of any Company Subsidiary obligating any such Company Subsidiary to issue, deliver, or sell, or cause to be issued, delivered, or sold, additional shares of such Company Subsidiary's capital stock or obligating any such Company Subsidiary to grant, extend, or enter into any subscription, option, warrant, right, convertible security or exchangeable security or other similar agreement or commitment.

     Section  4.5     Absence  of Restrictions and Conflicts.  The execution and
                      --------------------------------------
delivery of this Agreement and the Company Ancillary Documents by the Company and the Sellers (as applicable) do not, and the consummation and performance of the transactions contemplated by this Agreement and the Company Ancillary Documents and compliance with the terms and conditions of this Agreement and the Company Ancillary Documents by the Company and the Sellers (as applicable) will not, with the passing of time or the giving of notice or both, violate or conflict with, constitute a breach of or default under, result in the loss of any benefit under, permit the acceleration of any obligation under, or create in any party the right to terminate, modify, or cancel (a) the Company's or any Company Subsidiary's certificate of incorporation or by-laws; (b) except as set forth on Schedule 4.5, the Company Contracts or any other material contract,
           -------------
material agreement, material permit, franchise or material license applicable to the Company or the Business or applicable to any Company Subsidiary or the Sellers; (c) any Order of any Court or Governmental Entity to which the Company, any Company Subsidiary or any of the Sellers, is a party or by which the Company, any Company Subsidiary, any of the Sellers, or any of the properties of the Company or any Company Subsidiary is bound; or (d) any Law applicable to the Company, any Company Subsidiary or the Sellers; other than, in the case of clauses (b) or (c), any such violations, conflicts, breaches, defaults, losses, accelerations or rights to terminate, modify or cancel that individually or in the aggregate would not have a Company Material Adverse Effect or would not materially impair the ability of the Company or any Company Subsidiary to perform their respective obligations under this Agreement or the Company Ancillary Documents, or prevent the consummation of any of the transactions contemplated by this Agreement or the Company Ancillary Documents. No Order or other authorization of, or registration, declaration, or filing with, any Court or Governmental Entity is required with respect to the Company, any Company Subsidiary, or any of the Sellers in connection with the execution, delivery, or performance by the Company or any Seller of this Agreement or the Company Ancillary Documents, or the consummation of the transactions contemplated by this Agreement or the Company Ancillary Documents, except the filing of (w) an Agreement of Merger with the Delaware Secretary of State, (x) appropriate documents with the relevant authorities of other jurisdictions in which the Company or the Company Subsidiaries are qualified to do business, (y) the Ohio Permit, and (z) such other Order or other authorization of, or registration, declaration, or filing the failure of which to be obtained or made would not have a Company Material Adverse Effect.

     Section  4.6     Real  Property.
                      --------------

          (a) The Company and each Company Subsidiary does not own and has not at any time during the past five (5) years owned any real property.

          (b)  Schedule  4.6(b)  sets  forth  the addresses of the real property
               ----------------
     leased by the Company or any Company Subsidiary (together with all buildings, fixtures and improvements on such real property, the "LEASED
                                                                          ------
     REAL  PROPERTY").  The Company, or the applicable Company Subsidiary, has a
     ---------------
     valid leasehold interest in the Leased Real Property, free and clear of all Liens. All Leased Real Property leases are valid, binding, and in full force and effect. The Company, or the applicable Company Subsidiary, has taken all commercially reasonable action to maintain the Leased Real Property, except where the failure to so act would not have a Company Material Adverse Effect. No termination of any Leased Real Property lease is pending or to the Knowledge of the Company threatened (other than by expiration upon the end of any term).

          (c) No portion of the Leased Real Property violates any Order of any Court or Governmental Entity. To the Knowledge of the Company, no portion of the Leased Real Property violates any Laws including without limitation any Environmental Law.

          (d) No condemnation proceedings, appropriation proceedings, or similar proceedings are pending or, to the Knowledge of the Company, threatened against any portion of the Leased Real Property.

     Section 4.7     Title to Personal Property; Related Matters.  Except as set
                     -------------------------------------------
forth  on  Schedule 4.7, the Company or a Company Subsidiary, as applicable, has
           ------------
good and marketable title to, or a valid and binding leasehold or license interest in, all of the Company's or such

Company Subsidiary's tangible personal property and assets, free and clear of all Liens. All of the Company's and Company Subsidiary's equipment and other items of the Company's and Company Subsidiary's tangible personal property and assets are in reasonably good operating condition and in a state of reasonably good maintenance and repair, ordinary wear and tear excepted, are usable in the regular and ordinary course of business, and, to the Knowledge of the Company, are free of material defects or problems. Except for any tangible personal property or assets for which the Company or a Company Subsidiary has a valid and binding leasehold or license interest, no Person other than the Company or a Company Subsidiary owns any equipment or other material tangible personal property or assets situated on the Company's or any Company Subsidiary's premises that are necessary for operating the Business. Since June 30, 2005, neither the Company nor any Company Subsidiary has sold, transferred, or disposed of any assets or tangible personal property having a book value of more than $25,000, other than sales of inventory in the ordinary course of business.
Schedule  4.7  sets forth a correct and complete list and reasonable description
-------------
of each item of the Company's and Company Subsidiary's personal property having a book value of more than $50,000.

     Section  4.8     Stockholder  Approval.  Under the DGCL and the certificate
                      ---------------------
of incorporation of the Company, the Merger requires the approval by (a) at least a majority of the outstanding stock of the Company entitled to vote on the Merger and (b) the holders of at least a majority of the outstanding shares of Company Series A Preferred Stock and Company Series C Preferred Stock voting together as a single class.

     Section  4.9     Financial  Statements.  The  Company  has delivered to the
                      ---------------------
Purchaser the Financial Statements. The Financial Statements have been prepared from, and are in accordance with, the Company's books and records, which are maintained in accordance with GAAP (except as noted on Schedule 4.9)
                                                                -------------
consistently applied throughout the periods indicated, and such books and records have been maintained on a basis consistent with the Company's past practice. Each of the balance sheets included in such Financial Statements
(including any related notes and schedules) fairly presents in all material respects the financial position of the Company and the applicable Company Subsidiary, as the case may be, as of the date of such balance sheet, and each of the statements of income and cash flows included in such Financial Statements (including any related notes and schedules) fairly presents in all material respects the results of operations and changes in cash flows, as the case may be, of the Company and the applicable Company Subsidiary, as the case may be, for the periods set forth in the Financial Statements. Since June 30, 2005, there has been no material change in any of the accounting (and tax accounting) policies, practices, or procedures of the Company or any Company Subsidiary. Neither the Company nor any Company Subsidiary is a party to any securitization transaction or "off-balance sheet arrangement" (as defined in Item 303(a)(4)(ii) of Regulation S-K).

     Section  4.10     No  Undisclosed Liabilities.  Neither the Company nor any
                       ---------------------------
Company Subsidiary has any liabilities or obligations (whether absolute, accrued, or contingent liabilities or otherwise) that are not reflected or provided for in the Financial Statements, except liabilities and obligations (a) that, individually or in the aggregate, have not had or would not reasonably be expected to have a Company Material Adverse Effect, (b) that have been incurred since the applicable date of the Financial Statements in the ordinary course of business, and (c) set forth on Schedule 4.10.
                                     --------------

     Section  4.11     Absence of Certain Changes.  Since December 31, 2004, and
                       --------------------------
except  as set forth on Schedule 4.11, for the transactions contemplated by this
                        -------------
Agreement, or as set forth in the Financial Statements (including any related notes and schedules), there has not been (a) any material adverse change in the Company's or any Company Subsidiary's assets, liabilities, business, condition (financial or otherwise), or results of operations, (b) any damage, destruction, loss, or casualty to property or assets of the Company or any Company Subsidiary with a value in excess of $25,000, whether or not covered by insurance, or (c) any action taken by the Company or any Company Subsidiary of the type described in Section 6.1 that, had such action occurred after the Agreement Date, would be in violation of Section 6.1.

     Section  4.12     Legal Proceedings.  Except as set forth on Schedule 4.12,
                       -----------------                          -------------
there are no suits, actions, claims, arbitration, proceedings, or investigations pending or, to the Knowledge of the Company, threatened against, relating to, or involving the Company, any Company Subsidiary, the Business, or the assets or properties of the Company or any Company Subsidiary before any Court or Governmental Entity or other Person that, if finally determined adversely to the Company or any Company Subsidiary, could reasonably be expected to constitute, individually or in the aggregate, a Company Material Adverse Effect. The Company and each Company Subsidiary is not currently subject to any Order of any Court.

     Section  4.13     Compliance  with  Law.  The  Company  and  each  Company
                       ---------------------
Subsidiary is (and has been at all times during the past five (5) years) in compliance with all Laws, including applicable Labor Laws and Environmental Laws, and all Orders of any Court or Governmental Entity applicable to their properties and businesses (it being understood and agreed that no representation or warranty is being made in this Section 4.13 with respect to those Laws and Orders that are the subject of the representations and warranties set forth in Sections 4.15, 4.17 and 4.20). Neither the Company nor any Company Subsidiary has been charged with or, to the Knowledge of the Company, is now under investigation with respect to, a violation of any Law or any Order of any Court or Governmental Entity applicable to their property or businesses. Neither the Company nor any Company Subsidiary is a party to, subject to, or bound by any order of any Court or any Governmental Entity. The Company and each Company Subsidiary has filed all reports and has obtained all licenses and permits required to be filed with or obtained from, as applicable, any Court or Governmental Entity on or before the Agreement Date.

     Section 4.14     Company Contracts.  Schedule 4.14 sets forth a correct and
                      -----------------   -------------
complete list of the following contracts to which the Company or any Company Subsidiary is a party or by which the Company or any Company Subsidiary is bound (in each case, other than contracts relating to Intellectual Property, which are disclosed on Schedule 4.21) (collectively, the "COMPANY CONTRACTS"):
               --------------                         ------------------

          (a) all bonds, debentures, notes, loans, credit agreements, loan agreements, loan commitments, mortgages, indentures, guarantees, any other contracts relating to borrowing money, or any other contracts binding upon any properties or assets (real, personal, mixed, tangible, or intangible) of the Company or any Company Subsidiary;

          (b) any contract or agreement relating to any capital stock of the Company or any Company Subsidiary or options or voting or other rights with respect to such capital stock;

          (c) all leases relating to the Leased Real Property or other leases involving any properties or assets (whether real, personal or mixed, tangible or intangible) calling for an annual payment to or from the Company or any Company Subsidiary in excess of $25,000;

          (d) all contracts or agreements that limit or restrict the Company or any Company Subsidiary or any of their respective officers or key employees from engaging in any business in any jurisdiction;

          (e) all franchising and licensing agreements that contain an annual commitment or annual payment to or from the Company or any Company
     Subsidiary of more than $2,500 in the aggregate per Person party to such agreement;

          (f) any contract or agreement for capital expenditures, excluding expenditures for resale of products, or the acquisition or construction of assets totaling more than $25,000;

          (g) any contract that provides for an increased payment or benefit, or accelerated vesting, upon the execution of any Transaction Document or in connection with the consummation of any of the transactions contemplated by this Agreement;

          (h) any contract or agreement granting any Lien on all or any part of the assets of the Company or any Company Subsidiary;

          (i) any contract or agreement for the cleanup, abatement, or other actions in connection with any Hazardous Materials, for the remediation of any existing environmental condition, or relating to the performance of any environmental audit or study;

          (j) any contract or agreement granting any option or a first refusal, first offer, or similar preferential right to purchase or acquire any assets of the Company or any Company Subsidiary;

          (k) any contract or agreement with any sales agent, distributor, or non-employee sales representative;

          (l) any contract or agreement providing for the indemnification or holding harmless of any current or former officer, director, employee, or other Person; (m) any joint venture or partnership contract;

          (n) any customer contract for the provision of goods or services by the Company or any Company Subsidiary and any accompanying support agreements relating to such contracts;

          (o) any outstanding power of attorney empowering any Person to act on behalf of the Company or any Company Subsidiary or any of their Affiliates;

          (p) any contract or agreement for the granting or receiving of a license or sublicense or under which any Person is obligated to pay or has the right to receive a royalty, license fee, or similar payment; and

          (q) any other contract or commitment (other than those described in Section 4.14(a) through 4.14(p)) that contain an annual commitment or annual payment to or from the Company or any Company Subsidiary of more than $37,500 individually or that is otherwise material to the Business.

     Correct and complete copies of all Company Contracts have been delivered to the Purchaser. The Company Contracts are legal, valid, binding, and enforceable in accordance with their respective terms with respect to the Company and each Company Subsidiary and, to the Knowledge of the Company, with respect to each other party to such Company Contracts, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar Laws affecting the enforceability of creditors' rights generally, general equitable principles, and court discretion in granting equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law). There are no existing defaults or breaches under any Company Contract (or events or conditions that, with notice or lapse of time or both, would constitute a default or a breach) with respect to the Company and each Company Subsidiary and, to the Knowledge of the Company, with respect to each other party to such Company Contracts. Except as set forth on Schedule 4.14,
                                                                  -------------
neither the Company nor any Company Subsidiary is participating in any discussions or negotiations regarding modification of or amendment to any Company Contract or entry in any new Company Contract or other contract material to the Company or any Company Subsidiary.

     Section  4.15     Taxes.  Except  as  set  forth  on  Schedule  4.15,
                       -----                               --------------

          (a) (i) All Tax Returns of the Company and each Company Subsidiary have been filed through the Agreement Date in accordance with any applicable Law have been duly filed and are correct and complete in all material respects; (ii) all Taxes of the Company and each Company Subsidiary shown as due and owing on any Tax Return have been paid in full;
     (iii) the amounts so paid on or before the Agreement Date, together with any amounts accrued as liabilities for Taxes (including Taxes accrued as currently payable, but excluding any deferred Taxes attributable to differences between book and Tax accounting) on the Company's books, and reflected in the Company's unaudited balance sheet at June 30, 2005 will be adequate based on the tax rates, applicable Laws, and regulations in effect on the Agreement Date to satisfy all liabilities for Taxes of the Company and each Company Subsidiary in any jurisdiction through June 30, 2005, and the Company will accrue amounts as liabilities for Taxes on the Company's books and financial statements that will be adequate based on the tax rates and applicable Laws in effect from time to time before the Closing to satisfy all liabilities for Taxes of the Company and each Company Subsidiary in any jurisdiction through the Closing Date; (iv) there are not now any outstanding extensions of time in effect with respect to the dates on which any Tax Returns were or are due to be filed; (v) all deficiencies asserted as a result of any examination of any Tax Returns have been paid in full, accrued on the books of the Company or the relevant Company Subsidiary, or finally settled; (vi) no claims have been asserted in writing and no proposals or deficiencies for any Taxes are being asserted, proposed, or threatened in writing, and no audit or investigation of any return or report of Taxes is currently underway, pending, or threatened in writing; (vii) no claim has ever been made by an authority in a jurisdiction in which the Company or any Company Subsidiary does not file Tax Returns that the Company or such Company Subsidiary is or may be subject to taxation by that jurisdiction that has not been paid in full, accrued on the books of the Company or the relevant Company Subsidiary, or finally settled; (viii) each of the Company and the Company Subsidiaries has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any current or former employee, independent contractor, creditor, stockholder, or other third party; (ix) there are no outstanding waivers or agreements by or on behalf of the Company or any Company Subsidiary for the extension of time for the assessment of any Taxes or deficiency of such Taxes, nor are there any requests for rulings or outstanding subpoenas; (x) there are no Liens for Taxes (other than Liens for Taxes that are not yet due and payable) pending or threatened; (xi) none of the Sellers is a foreign person within the meaning of Section 1445 of the Code; (xii) neither the Company nor any Company Subsidiary is a party to any Tax allocation or sharing agreement;
     (xiii) neither the Company nor any Company Subsidiary has been a member of an affiliated group filing a consolidated U.S. federal income tax return (other than a group whose common parent was the Company); (xiv) neither the Company nor any Company Subsidiary has any liability for the Taxes of any Person (other than the Company) under U.S. Treasury Regulation section 1.1502-6 (or any similar provision of Law), as a transferee or successor or by contract, or otherwise; and (xv) neither the Company nor any Company Subsidiary has taken any action or knows of any fact, agreement, plan or other circumstance that would prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

          (b)  For  purposes  of  this Agreement, (i) the term "TAXES" means all
                                                                -----
     taxes, assessments, charges, duties, fees, levies, or other governmental charges (including any associated interest, penalties, or additions), including income, franchise, capital stock, real property, personal property, tangible, withholding, employment, payroll, social security, social contribution, unemployment compensation, disability, transfer, sales, use, excise, gross receipts, value-added, and all other taxes of any kind for which the Company or any Company Subsidiary, or the Purchaser or any Purchaser Subsidiary, as applicable, may have any liability imposed by any Governmental Entity, whether disputed or not, and any charges, interest, additions, or penalties imposed by any Governmental Entity; and
     (ii)  the term "TAX RETURN" means any report, return, declaration, or other
                     ----------
     information required to be supplied to a Governmental Entity in connection with Taxes, including any estimated returns and reports of every kind with respect to Taxes.

     Section  4.16     Officers and Employees.  Schedule 4.16 contains a correct
                       ----------------------   -------------
and complete list of (a) all of the officers of the Company and each Company Subsidiary, specifying their position; and (b) all of the employees (whether full-time, part-time, or otherwise) and independent contractors of the Company and each Company Subsidiary as of the Agreement Date. Except as set forth on
Schedule  4.16,  neither the Company nor any Company Subsidiary is a party to or
--------------
bound by any Employment Agreement. The Company has delivered to the Purchaser correct and complete copies of each such Employment Agreement. None of the

Company, any Company Subsidiary and any of the Sellers has received a claim from any Governmental Entity to the effect that the Company or any such Company Subsidiary has improperly classified as an independent contractor any Person named on Schedule 4.16. None of the Company, any Company Subsidiary and any of
          -------------
the Sellers has made any oral commitments to any officer, employee, former employee, consultant, or independent contractor of the Company or any Company Subsidiary with respect to compensation, promotion, retention, termination, severance, or similar matters in connection with the transactions contemplated hereby.

     Section  4.17     Company  Benefit  Plans.
                       -----------------------

          (a)  For  purposes  of this Agreement, the term "COMPANY BENEFIT PLAN"
                                                           --------------------
     means each Employee Benefit Plan sponsored or maintained by the Company or any Company Subsidiary or to which the Company or any Company Subsidiary makes or has made, or has or has had an obligation to make, contributions at any time. Schedule 4.17 contains a true and complete list of each
                     --------------
     Company Benefit Plan sponsored, maintained, or contributed to by the Company or any Company Subsidiary within the last six calendar years. Each Company Benefit Plan currently in effect ("CURRENT COMPANY BENEFIT PLAN")
                                                  ----------------------------
     is  identified  as  a  "current  plan"  on  such  schedule.

          (b)  For  purposes of this Agreement, the term "EMPLOYEE BENEFIT PLAN"
                                                          ---------------------
     means, with respect to any Person, each plan, fund, program, agreement, or arrangement or scheme, including each plan, fund, program, agreement, or arrangement maintained under the Laws of a jurisdiction outside the United States of America, in each case, that is or was sponsored or maintained by such Person or to which such Person makes or has made, or has or has had an obligation to make, contributions providing for employee benefits or for the remuneration, direct or indirect, of the employees, former employees, directors, managers, officers, consultants, independent contractors, contingent workers, or leased employees of such Person or the dependents of any of them (whether written or oral), including (i) each deferred compensation, bonus, incentive compensation, pension, retirement, stock purchase, stock option, and other equity-based compensation plan, (ii) each "welfare plan" (within the meaning of Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), determined
                                                            -----
     without regard to whether such plan is subject to ERISA); (iii) each "pension plan" (within the meaning of ERISA Section 3(2), determined without regard to whether such plan is subject to ERISA); (iv) each severance plan or agreement, (v) each health, vacation, summer hours, supplemental unemployment benefit, hospitalization insurance, medical, dental, and legal plan, fund program, agreement or arrangement or arrangement ad, (vi) each other employee benefit plan, fund, program, agreement or arrangement.

          (c)  For  purposes  of this Agreement, the term "ERISA AFFILIATE PLAN"
                                                           --------------------
     means each Employee Benefit Plan sponsored or maintained or required to be sponsored or maintained at any time by any Person (whether incorporated or unincorporated), that together with the Company would be deemed a "single employer" within the meaning of Code Section 414 (an "ERISA AFFILIATE"), or
                                                           ---------------
     to which such ERISA Affiliate makes or has made, or has or has had an obligation to make, contributions at any time.

          (d)  Except  as  set  forth  in  Schedule  4.17,
                                           --------------

               (i) With respect to each Current Company Benefit Plan identified on Schedule 4.17, the Company has delivered to the Purchaser true and
              -------------
          complete copies of the plan documents and any amendments to the plan documents (or, in the event the plan is not written, a written description of such plan), any related trust or other funding vehicle, any reports or summaries required under ERISA or the Code for the most recent period for which such report or summary was required, and the most recent determination letter (or opinion letter, if applicable) received from the Internal Revenue Service with respect to each Current Company Benefit Plan intended to qualify under Code Section 401(a).

               (ii) The Company's records accurately reflect the employment or service histories of the employees, independent contractors, contingent workers, and leased employees of the Company and each Company Subsidiary, including their respective hours of service, and all such records are maintained in a usable form.

               (iii) No Company Benefit Plan or ERISA Affiliate Plan is or was subject to ERISA Title IV or Code Section 412, and no Company Benefit Plan or ERISA Affiliate Plan is or was a "multiemployer pension plan" (as defined in ERISA Sections 3(37) and 4001(a)(3)) or subject to ERISA Section 302.

               (iv) No Current Company Benefit Plan or ERISA Affiliate Plan is a "multiple employer welfare arrangement" (as defined in ERISA Section 3(40)).

               (v) Each Current Company Benefit Plan has been established, registered, qualified, invested, operated, and administered in all material respects in accordance with its terms and in compliance with ERISA, the Code, and all Applicable Benefit Laws. Neither the Company nor any Company Subsidiary has incurred, and, to the Knowledge of the Company, no fact exists that reasonably could be expected to result in any material liability to the Company or any Company Subsidiary with respect to any Current Company Benefit Plan or any ERISA Affiliate Plan, including any current liability, tax, penalty, or fee under ERISA, the Code, or any Applicable Benefit Law (other than to pay premiums, contributions, or benefits in the ordinary course).

               (vi) To the Knowledge of the Company, no fact or circumstance exists that could adversely affect the tax-exempt status of a Current Company Benefit Plan that is intended to be tax-exempt. Each Current Company Benefit Plan intended to be "qualified" within the meaning of Code Section 401(a) and the trusts maintained with respect to such Current Company Benefit Plan that are intended to be exempt from taxation under Code Section 501(a) has received a favorable determination letter indicating that such Current Company Benefit Plan is so qualified or is entitled to rely on an opinion letter issued to a prototype sponsor that the prototype plan is qualified.

               (vii) There is no pending or, to the Knowledge of the Company, threatened material complaint, claim (other than a routine claim for benefits), proceeding, examination, audit, investigation, or action of any kind in or before any Governmental Entity with respect to any Current Company Benefit Plan, and, to the Knowledge of the Company, no state of facts that, after notice or lapse of time or both, reasonably could be expected to give rise to any such material claim, investigation, examination, audit, or other proceeding to affect the tax exempt status of any Company Benefit Plan required to be tax-exempt.

               (viii) No Current Company Benefit Plan provides medical, surgical, hospitalization or death benefits (whether or not insured) for current or former employees, directors, officers, consultants, independent contractors, contingent workers, or leased employees (or any of their dependents, spouses, or beneficiaries) of the Company or any Company Subsidiary for periods extending beyond their retirement or other termination of service, other than (1) continuation coverage mandated by ERISA, the Code, or Applicable Benefit Law and only to the extent required under ERISA, the Code, or such Applicable Benefit Law,
          (2)  death  benefits under any qualified Current Company Benefit Plan,
          (3)  deferred  compensation  reflected in the Financial Statements, or
          (4) insured benefits through the end of the month in which termination of employment occurs.

               (ix) No insurance policy or any other contract or agreement affecting any Current Company Benefit Plan requires or permits a retroactive increase in premiums or payments due under such insurance policy, contract, or agreement.

               (x) Neither the Company nor any Company Subsidiary or any of their respective agents has been in breach of any fiduciary obligation with respect to the administration of the Company Benefit Plan or the trusts or other funding media relating to such Company Benefit Plan.

               (xi) The Company has reserved the right under the terms of each Current Company Benefit Plan to amend, revise, merge, or terminate such plan (or the Company's participation or any Company Subsidiary's participation in such plan) or transfer such Current Company Benefit Plan's assets to another arrangement, plan, or fund at any time exclusively by Company action.

               (xii) The execution, delivery, and performance of, and consummation of the transactions contemplated by, this Agreement will not (A) entitle any current or former employee, director, officer, consultant, independent contractor, contingent worker, or leased employee (or any of their dependents, spouses, or beneficiaries) of the Company or any Company Subsidiary to severance pay or any other payment under a Current Company Benefit Plan, or (B) accelerate the time of payment or vesting, or increase the amount of compensation due any such individual under a Current Company Benefit Plan.

               (xiii) Neither the Company nor any Company Subsidiary has made any payments, is obligated to make any payments, or is a party to any agreement that under certain circumstances could obligate the Company or any Company Subsidiary to make any payments that will not be deductible for federal income tax purposes by reason of Section 280G of the Code.

               (xiv) Neither the Company nor any Company Subsidiary has any duty or obligation to indemnify or hold another Person harmless for any liability attributable to any acts or omissions by such Person with respect to any Company Benefit Plan or ERISA Affiliate Plan.

          (e) Schedule 4.17(e) contains a complete a correct list of all Company
              ----------------
     Options, including the number of shares covered by each Company Option, the exercise price of each Company Option and whether such Company Option is intended to qualify as incentive stock options as defined in Code Section 422.

          (f) The Company has delivered to the Purchaser complete and accurate copies of the Company's Stock Option Plan and all forms of the Company Options, each as amended to the Agreement Date, and all of the Company Options have been issued pursuant to such forms.

     Section  4.18     Labor  Relations.  Neither  the  Company  nor  a  Company
                       ----------------
Subsidiary (a) is a party to or bound by any union contract, collective bargaining agreement with a labor union or labor organization, or other similar type of contract, or (b) has agreed to recognize any union or other collective bargaining unit. No union or collective bargaining unit has been certified as representing the employees of the Company or a Company Subsidiary and no organizational attempt has been made or threatened by or on behalf of any labor union or collective bargaining unit with respect to any employees of the Company or a Company Subsidiary. Neither the Company nor a Company Subsidiary has experienced any labor strike, dispute, slowdown or stoppage or any other material labor difficulty during the past five years. No claim, complaint, charge or investigation has been filed (within the past five (5) years) or is pending or, to the Knowledge of the Company, is threatened against the Company or any Company Subsidiary under any Labor Law. Neither the Company nor any Company Subsidiary is or has been a Federal or State government contractor and neither the Company nor any Company Subsidiary is or has been required to maintain an affirmative action plan.

     Section 4.19     Insurance Policies.  Schedule 4.19 contains a complete and
                      ------------------   -------------
correct list of all insurance policies carried by or for the benefit of the Company and each Company Subsidiary, specifying the insurer, amount of coverage, nature of coverage, the risk insured against, the deductible amount (if any), and the date through which coverage will continue by virtue of premiums already paid. All insurance policies and bonds with respect to the business and assets of the Company and each Company Subsidiary are in full force and effect and will be maintained by the Company in full force and effect as they apply to any matter, action, or event relating to the Company or any Company Subsidiary occurring through the Closing Date and the Company has not reached or exceeded the Company's policy limits for any insurance policies in effect at any time since the Company's inception.

     Section  4.20     Environmental,  Health,  and  Safety  Matters.
                       ---------------------------------------------

          (a) Each of the Company and the Company Subsidiaries possesses, and is in compliance with, all permits, licenses, and government authorizations required for the operation of the Business under all applicable Environmental Laws, and each of the Company and the Company Subsidiaries has filed all notices that are required of the Company or any Company Subsidiary under all applicable Environmental Laws, and each of the Company and the Company Subsidiaries is in material compliance with all applicable limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables contained in those Environmental Laws or contained in any Order relating to those Environmental Laws that has been issued, entered, promulgated, or approved.

          (b) Neither the Company nor any Company Subsidiary has received notice of actual or threatened liability under the Federal Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") or any
                                                                 ------
     similar Environmental Law from any Governmental Entity or any third-party, and, there are no past or present facts or circumstances that could reasonably be expected to form the basis for the assertion of any claim against the Company or any Company Subsidiary under any Environmental Laws, including CERCLA or any similar Environmental Law with respect to any on-site or off-site location.

          (c) Neither the Company nor any Company Subsidiary has entered into or agreed to enter into, and neither the Company nor any Company Subsidiary intends to enter into, any Order, and neither the Company nor any Company Subsidiary is subject to any Order relating to compliance with, or the cleanup of Hazardous Materials under, any applicable Environmental Laws.

          (d) Neither the Company nor any Company Subsidiary has been alleged to be in violation of, and neither the Company nor any Company Subsidiary has been subject to, any administrative or judicial proceeding pursuant to applicable Environmental Laws or regulations either now or any time since the Company's or such Company Subsidiary's inception.

          (e) Neither the Company nor any Company Subsidiary is subject to any claim, obligation, liability, loss, damage, or expense of whatever kind or nature, contingent or otherwise, incurred or imposed (i) based upon any provision of any Environmental Law or arising out of any act or omission of the Company or any Company Subsidiary, or the employees, agents, or representatives of the Company or any Company Subsidiary or (ii) arising out of the ownership, use, control, or operation by the Company or any Company Subsidiary of any plant, facility, site, area, or property (including any plant, facility, site, area, or property currently or previously leased by the Company or any Company Subsidiary) from which any Hazardous Materials were released into the environment. For the purposes of this Agreement, the term "release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the environment, and the term "environment" means any surface or ground water, drinking water supply, soil, surface, subsurface strata or medium, or ambient air).

          (f) The Company has delivered to the Purchaser correct and complete copies of all files relating to environmental matters and, since inception, neither the Company nor any Company Subsidiary has paid any fines, penalties, or assessments since with respect to environmental matters.

          (g) To the Knowledge of the Company, neither the Leased Real Property, improvements, nor any equipment of the Company or any Company Subsidiary contain any asbestos, PCBs, underground storage tanks, open or closed, or sumps on or under any such Leased Real Property, improvements, or equipment.

          (h) Neither the Company nor any Company Subsidiary has imported, manufactured, stored, used, operated, transported, treated, or disposed of any Hazardous Materials other than in compliance with all Environmental Laws.

     Section  4.21     Intellectual  Property.  Schedule 4.21 contains a list of
                       ----------------------   -------------
all  Company  Registered  Intellectual  Property.

          (a) No Company Intellectual Property or Company product or Company service related to Company Intellectual Property is subject to any proceeding or outstanding decree, Order, judgment, agreement, or stipulation restricting in any manner the ownership, use, transfer, enforceability, or licensing of such Company Intellectual Property by the Company or any Company Affiliate. To the Knowledge of the Company, each item of Company Registered Intellectual Property is valid and subsisting. All necessary registration, maintenance, and renewal fees currently due in connection with Company Registered Intellectual Property have been made and all necessary documents, recordations, and certifications currently due in connection with such Company Registered Intellectual Property have been filed with the relevant patent, copyright, trademark, or other authorities in the United States or foreign jurisdiction, as the case may be, for the purpose of maintaining such Company Registered Intellectual Property.

          (b) The Company or a Company Subsidiary owns and has good and exclusive title to, or has licenses (sufficient for the conduct of the Business as currently conducted) to, each item of the Company Intellectual Property and Company Licensed Intellectual Property used in connection with the conduct of the Business as currently conducted (including the standard third-party software used by the Company and each Company Subsidiary) free and clear of any and all Liens (excluding licenses and related restrictions).

          (c) To the extent that any Intellectual Property has been developed or created by a third party for the Company or any Company Subsidiary, the Company or such Company Subsidiary has a written agreement with such third party with respect thereto and the Company or such Company Subsidiary thereby (i) has obtained ownership of and is the exclusive owner of, or
     (ii) has obtained a license (sufficient for the conduct of the Business as currently conducted) to all of such third party's Intellectual Property in such work, material, or invention by operation of law or by valid assignment to the fullest extent legally possible.

          (d)  Schedule  4.21  lists  all contracts, licenses, and agreements to
               --------------
     which the Company or any Company Subsidiary is a party (i) with respect to Company Intellectual Property licensed or transferred by the Company or any Company Subsidiary to any third party; or (ii) pursuant to which a third-party has licensed or transferred any Intellectual Property to the Company or any Company Subsidiary.

          (e) All contracts, licenses, and agreements granting the Company or any Company Subsidiary rights in the Company Licensed Intellectual Property are in full force and effect. The consummation of the transactions contemplated by this Agreement will neither violate nor result in the breach, modification, cancellation, termination, or suspension of any of such contracts, licenses, and agreements in accordance with the terms of such  contracts,  licenses, and agreements. Except as set forth on Schedule
                                                                        --------
     4.21,  each  of  the  Company  and  the Company Subsidiaries is in material
     ----
     compliance with, and neither the Company nor any Company Subsidiary has breached any material term of, any of such contracts, licenses, and agreements and, to the Knowledge of the Company, all other parties to such contracts, licenses, and agreements are in compliance in all material respects with, and have not breached any material term of, any of such contracts, licenses, and agreements. Except as may be provided in any contract, license or other agreement listed on Schedule 4.21, after the
                                                        -------------
     Closing Date, the Company or a Company Subsidiary will be permitted to exercise all of the Company's rights or such Company Subsidiary's rights under such contracts, licenses, and agreements to the same extent that the Company or such Company Subsidiary would have been able to do so had the transactions contemplated by this Agreement not occurred and without the payment of any additional amounts or consideration other than ongoing fees, royalties, or payments that the Company or such Company Subsidiary would otherwise be required to pay.

          (f) The operation of the Business as currently conducted, including the design, development, marketing, and sale of the products or services of the Company and each Company Subsidiary (including products currently under development), has not, does not and will not infringe or misappropriate in any manner the Intellectual Property of any third party or, to the Knowledge of the Company, constitute unfair competition or trade practices under the applicable Laws of any jurisdiction.

          (g)  Except as set forth on Schedule 4.21, neither the Company nor any
                                      -------------
     Company Subsidiary has received written notice of, or any overt threat from, any third party that the operation of the Business as currently conducted or as proposed to be conducted, or any act, product, or service of the Company or any Company Subsidiary, infringes or misappropriates the Intellectual Property of any third party or constitutes unfair competition or trade practices under the Laws of any jurisdiction.

          (h) To the Company's Knowledge, no Person has or is infringing or misappropriating any rights of the Company or any Company Subsidiary with respect to Company Intellectual Property.

          (i) To the Knowledge of the Company, no funding, facilities or personnel of any Governmental Entity or college, university or other education institution were used, directly or indirectly, to develop or create, in whole or in part, any Company Intellectual Property.

          (j) The Company has taken all reasonable steps to protect the rights of the Company and each Company Subsidiary in the confidential information and trade secrets of the Company and each Company Subsidiary or any trade secrets or confidential information of third-parties used in the Business, and, without limiting the foregoing the Company has enforced a policy requiring each employee and contractor of the Company and each Company Subsidiary to execute a proprietary information/confidentiality agreement and, except under confidentiality obligations, there has not been any disclosure by the Company, any Company Subsidiary or any of their respective officers, directors, employees, agents or representatives of any such trade secrets or confidential information.

     Section 4.22     Software.  Schedule 4.22 sets forth a complete and correct
                      --------   -------------
list  of  the  Company  Proprietary  Software and the Company Licensed Software.

          (a) Each of the Company and the Company Subsidiaries has all right, title, and interest in and to all intellectual property rights in the Company Proprietary Software. The Company Proprietary Software is free and clear of all Liens. The use of the Company Proprietary Software by the Company or any Company Subsidiary in the Business does not breach any term of any license or other contract between the Company or any Company
     Subsidiary  and  any  third  party.

          (b) The Company Proprietary Software does not infringe any patent, copyright, or trade secret or any other intellectual property right of any third party. The source code for the Company Proprietary Software has been maintained in confidence.

          (c) The Company Proprietary Software was: (i) developed by the employees of the Company or a Company Subsidiary working within the scope of their employment at the time of such development; (ii) developed by agents, consultants, contractors, or other Persons who have executed appropriate instruments of assignment in favor of the Company or a Company Subsidiary as assignee that have conveyed to the Company or a Company
     Subsidiary ownership of all of its intellectual property rights in the Company Proprietary Software; or (iii) acquired by the Company or a Company Subsidiary in connection with acquisitions in which the Company or a Company Subsidiary obtained reasonably appropriate representations, warranties, and indemnities from the transferring party relating to the title to the Company Proprietary Software. Neither the Company nor any Company Subsidiary has received notice from any third party claiming any right, title, or interest in the Company Proprietary Software.

          (d) Except as may be provided on Schedule 4.14(e) or 4.21, neither the
                                           ----------------    ----
     Company  nor  any  Company  Subsidiary  has  granted  rights in the Company
     Software  to  any  third  party.

          (e) None of the Company Proprietary Software contains any programming defect, error or bug that is outside the scope of programming defects, errors and bugs typically corrected in the normal course of the Company's or a Company Subsidiary's software maintenance procedures and programs and that, if such defect, error or bug were not corrected, would have a material adverse effect on the Company's or a Company Subsidiary's ability to continue marketing and selling (or licensing) the Company Software in question with the same level of success that the Company's and the Company Subsidiary's have previously marketed and sold (or licensed) such Company Software. The Company and each Company Subsidiary maintains a list to which developers report all discovered programming defects, errors and bugs for the latest version of the Company Proprietary Software and this list is maintained on a continuous basis.

          (f) None of the Company Proprietary Software contains any Harmful Code. To the Knowledge of Company, no Company Licensed Software contains any Harmful Code. The Company has taken commercially reasonable efforts to scan the Company Proprietary Software for Harmful Code using commercially available virus scanning software.

          (g)  Except  as  set  forth  on  Schedule 4.22(g), none of the Company
                                           ----------------
     Proprietary Software is subject to any "copyleft" or other obligation or condition (including any obligation or condition under any "open source" license such as the GNU Public License, Lesser GNU Public License or Mozilla Public License) that: (i) could or does require, or could or does condition the use or distribution of such Company Proprietary Software on, the disclosure, licensing or distribution of any source code for any portion of such Company Proprietary Software; or (ii) could or does otherwise impose any limitation, restriction or condition on the right or ability of the Company to use or distribute any Company Proprietary Software.

          (h) The Company and each Company Subsidiary has complied with and is in compliance with any "copyleft" or other obligation or condition imposed by any "open source" license (such as the GNU Public License, Lesser GNU Public License or Mozilla Public License), including, but not limited to, providing notice of open-source license requirements that may be associated with any Company Proprietary Software or open-source licensed software distributed to a third party.

          (i) No source code for any Company Proprietary Software has been delivered, licensed or made available to any escrow agent or other Person who is not, as of the Agreement Date, an employee or consultant of one of the Company or a Company Subsidiary. Except as required under this Agreement, neither the Company nor any Company Subsidiary has any duty or obligation (whether present, contingent or otherwise) to deliver, license or make available the source code for any Company Software to any escrow agent or other Person. No event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) will, or could reasonably be expected to, result in the delivery, license or disclosure of any source code for any Company Proprietary Software to any other Person.

     Section  4.23     Transactions  with  Affiliates.  No  current  officer  or
                       ------------------------------
director, or, to the Knowledge of the Company, former officer or director, of the Company or any Company Subsidiary, and no Person with whom any such officer or director, to the Knowledge of the Company, has any direct or indirect relation by blood, marriage, or adoption, and no entity in which any such Person owns any beneficial interest (other than a publicly held corporation whose stock is traded on a national securities exchange or market or in the over-the-counter market and 5% or less of whose stock is beneficially owned by all such Persons in the aggregate), and no current Affiliate, or, to the Knowledge of the Company, former Affiliate, of any of the foregoing or of the Company or any Company Subsidiary has any interest in: (a) any contract, arrangement, or understanding with the Company or any Company Subsidiary or relating to the properties or assets of the Company or any Company Subsidiary; (b) any loan, arrangement, understanding, agreement, or contract for or relating to the properties or assets of the Company or any Company Subsidiary; or (c) any property (real, personal, or mixed), tangible or intangible, currently used by the Company or any Company Subsidiary. Schedule 4.23 also sets forth a complete
                                        -------------
list of all Company Affiliates and all material accounts, notes, and other receivables and accounts payable owed to or due from any Company Affiliate to the Company or any Company Subsidiary.

     Section  4.24     Undisclosed  Payments.  Except  as  set forth on Schedule
                       ---------------------                            --------
4.24,  neither  the  Company  or  a  Company Subsidiary nor any current officer,
----
director, or employee, or, to the Knowledge of the Company, any former officer, director, or employee, of the Company or any Company Subsidiary nor anyone acting on behalf of any of such Persons has made any material payments to the Company or any Company Subsidiary or received any material payments from the Company or any Company Subsidiary that are not disclosed in the Company's or such Company Subsidiary's, as applicable, books and records.

     Section  4.25     Accounts  Receivable;  Accounts  Payable.
                       ----------------------------------------

          (a)  Notes  Receivable.  All  notes receivable of the Company and each
               -----------------
     Company Subsidiary owing to the Company or to such Company Subsidiary by any director, officer, or employee of the Company or any Company Subsidiary or by any Seller have been paid in full before the Agreement Date or will have been paid in full before the Closing Date.

          (b)  Accounts  Receivable.  All accounts receivable of the Company and
               --------------------
     each  Company Subsidiary (the "RECEIVABLES") are reflected on the Financial
                                    ----------
     Statements (net of any reserves shown on the Financial Statements) and (i) are valid and existing, (ii) represent monies due for goods sold and delivered or services rendered in the ordinary course of business, and
     (iii) are not subject to any refunds or adjustments or any defenses, rights of set-off, assignment, restrictions, security interests, or other encumbrances. There are no disputes regarding the collectibility of any such Receivables. The Company has not factored any of its Receivables. To the Company's Knowledge, the debtors to which the Receivables relate are not in or subject to a bankruptcy or insolvency proceeding, and none of the Receivables have been made subject to an assignment for the benefit of creditors.

          (c)  Accounts  Payable.  The  accounts  payable of the Company and the
               -----------------
     Company Subsidiaries reflected on the Financial Statements arose from bona fide transactions in the ordinary course of business.

     Section  4.26     Licenses  and  Permits.  Schedule  4.26 is a complete and
                       ----------------------   --------------
correct list of all notifications, licenses, permits (including environmental, construction, and operation permits), franchises, certificates, approvals, exemptions, classifications, registrations, and other similar documents and authorizations, and applications therefor (collectively, the "LICENSES") held by
                                                              --------
the Company or any Company Subsidiary and issued by, or submitted by the Company or any Company Subsidiary to, any Governmental Entity or other Person. The Company or a Company Subsidiary owns or possesses all of the Licenses that are necessary to enable the Company and each Company Subsidiary to carry on the Business as presently conducted. All Licenses are valid, binding, and in full force and effect. The Company and each Company Subsidiary has taken all necessary action to maintain each License. No loss or expiration of any License is pending or, to the Knowledge of the Company, threatened or reasonably foreseeable (other than expiration upon the end of any term).

     Section  4.27     Ethical  Practices.  Neither  the  Company or any Company
                       ------------------
Subsidiary nor any current or former officer, director, employee, representative, or agent of the Company or any Company Subsidiary acting on behalf of the Company or any Company Subsidiary or any Company Stockholder has offered or given, and, to the Knowledge of the Company, no Company Stockholder nor any Person acting on behalf of the Company or any Company Subsidiary or any Company Stockholder has offered or given on its behalf anything of value to:
(a) any member or official of a Governmental Entity, any political party, or official of any political party, or any candidate for political office; (b) any customer of any Governmental Entity; or (c) any other Person, in any such case while knowing or having reason to know that all or a portion of such money or thing of value may be offered, given, or promised, directly or indirectly, to any customer, member, or official of any Governmental Entity or candidate for political office for the purpose of the following: (x) influencing any action or decision of such Person, in his, her, or its official capacity, including a decision to fail to perform his, her, or its official function; (y) inducing such Person to use his, her, or its influence with any Governmental Entity affect or influence any act or decision of such Governmental Entity to assist the Company or any Company Subsidiary in obtaining or retaining business for, or with, or directing business to, any Person; or (z) where such payment would constitute a bribe, kickback, or illegal or improper payment to assist the Company or any Company Subsidiary in obtaining or retaining business for, or with, or directing business to, any Person.

     Section  4.28     Brokers,  Finders,  and  Investment Bankers.  Neither the
                       -------------------------------------------
Company nor any Company Subsidiary, nor any officer, director, or employee of the Company or any Company Affiliate, has employed any broker, finder, or investment banker or incurred any liability for any investment banking fees, financial advisory fees, brokerage fees, or finders' fees (a) in connection with the transactions contemplated by this Agreement or any Company Ancillary Document or (b) that will become due and payable based on the transactions contemplated by this Agreement or any Company Ancillary Document.

     Section  4.29     Bank  Accounts.  Schedule  4.29 sets forth a complete and
                       --------------   --------------
correct  list  of  each  bank  account  used  by  the  Company  and each Company
Subsidiary.

     Section  4.30     Sellers  Authority.  The  Sellers (as a collective group)
                       ------------------
have the authority, without the involvement of any other Company Stockholder, to terminate, amend, restate or otherwise modify all Company Stockholder Agreements.

     Section  4.31     Disclosure.  Before  the execution of this Agreement, the
                       ----------
Company has delivered or made available to the Purchaser complete and correct copies of the Company Contracts, documents evidencing the Intellectual Property listed on Schedule 4.21, and all security agreements and other instruments
            --------------
creating or imposing any Lien on the real or personal property of the Company or any Company Subsidiary, and any other documents or instruments identified or referred to in the Company Disclosure Schedules.

                                    ARTICLE V
              REPRESENTATIONS AND WARRANTIES OF NEWCO AND PURCHASER

     Subject to such exceptions as are specifically disclosed in writing in the Purchaser Disclosure Schedule (which will be arranged in a manner corresponding to the number and lettered paragraphs contained in this Article V), and as of the Agreement Date, Newco and the Purchaser hereby jointly and severally represent and warrant to the Company and the Sellers, as follows:

     Section  5.1     Organization.
                      ------------

          (a) The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. The Purchaser has the requisite corporate power and authority to own, lease, and operate its properties and to carry on its business as now being conducted, and the Purchaser is duly qualified to transact business under the Laws of each jurisdiction where the character of the Purchaser's activities or the location of the properties owned or leased by the Purchaser requires such qualification, other than in such jurisdictions where the failure to be so qualified (individually or in the aggregate) would not have a Purchaser Material Adverse Effect. Newco is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. Newco has the requisite corporate power and authority to own, lease, and operate its properties and to carry on its business as now being conducted, and Newco is duly qualified to transact business under the Laws of each jurisdiction where the character of Newco's activities or the location of the properties owned or leased by Newco, if conducted, owned or leased, as applicable, by Newco would require such qualification.

          (b) The Purchaser has made available to the Company and the Sellers correct and complete copies of Newco's certificate of incorporation and by-laws as currently in effect.

     Section  5.2     Authorization.  The  Purchaser  and  Newco  each  have the
                      -------------
requisite corporate power and authority to execute and deliver this Agreement and any other certificate, agreement, document, or other instrument to be executed and delivered by the Purchaser or Newco in connection with the transactions contemplated by this Agreement (collectively, the "PURCHASER
                                                                       ---------
ANCILLARY  DOCUMENTS"),  to  consummate  the  Merger  and the other transactions
--------------------
contemplated by this Agreement and the Purchaser Ancillary Documents and to perform the Purchaser's obligations or Newco's obligations (as applicable) under the Purchaser Ancillary Documents and this Agreement. The execution and delivery of this Agreement and the Purchaser Ancillary Documents by the Purchaser and Newco and the Purchaser's and Newco's performance of the Company's and Newco's obligations under the Purchaser Ancillary Documents and this Agreement and the consummation of the transactions contemplated by this Agreement and the Purchaser Ancillary Documents have been duly authorized by all necessary corporate action on the part of the Purchaser and Newco. This Agreement has been, and the Purchaser Ancillary Documents will be as of the Closing Date, duly executed and delivered by the Purchaser and Newco, and this Agreement and the Purchaser Ancillary Documents do or will, as the case may be, constitute valid and binding obligations of the Purchaser and Newco, enforceable against the Purchaser and Newco in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar Laws affecting the enforceability of creditors' rights generally, general equitable principles and court discretion in granting equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     Section  5.3     Purchaser  and  Newco  Capital  Stock.
                      -------------------------------------

          (a) The number of shares of Purchaser Common Stock issued and outstanding is not materially different from the most recent amount reflected in the Purchaser SEC Reports (as defined below), all of which had been duly authorized and validly issued and were fully paid and non-assessable. The number of shares of Purchaser Common Stock issuable upon the exercise of outstanding options is not materially different from the amounts disclosed in the Purchaser SEC Reports.

          (b) Except as reserved for future grants of options under the Purchaser's stock option plans or as described in the Purchaser SEC Reports, there are (i) no equity securities of any class of the Purchaser, or any securities exchangeable into or exercisable for such equity securities, issued, reserved for issuance or outstanding and (ii) no outstanding subscriptions, options, warrants, puts, calls, rights, or other commitments or agreements of any character to which the Purchaser is a party or by which the Purchaser is bound obligating the Purchaser to issue, deliver, sell, repurchase, or redeem, or cause to be issued, delivered, sold, repurchased, or redeemed, any of the Purchaser's equity securities.

          (c) The shares of Purchaser Common Stock to be issued pursuant to the Merger, when issued in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid, and non-assessable and will be issued in compliance with a valid exemption from the registration requirements of the Securities Act.

          (d)  The  Purchaser  is  in  "control"  of Newco within the meaning of
     Section 368(c) of the Code and will be in "control" of Newco within the meaning of Section 368(c) of the Code immediately before the Merger.

          (e) The Escrow Shares will appear as issued and outstanding on the balance sheet of the Purchaser and such stock will be legally outstanding under applicable state law.

     Section  5.4     Purchaser  SEC  Reports.

          (a) The Purchaser has timely filed and made available to the Company all forms, reports, and documents, together with any amendments, exhibits and schedules thereto and documents incorporated therein by reference, required to be filed by Purchaser with the SEC pursuant to the Exchange Act since January 1, 2002 (collectively, the "PURCHASER SEC REPORTS"). Each of
                                                ---------------------
     the Purchaser SEC Reports (i) as of their respective dates, complied as to form in all material respects with the applicable requirements of the Securities Act and Exchange Act, as the case may be, and the rules and the regulations of the SEC promulgated thereunder applicable to the Purchaser SEC Reports, and (ii) did not, at the time it was filed (or if amended or superseded by a filing before the Agreement Date, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Purchaser SEC Report or necessary in order to make the statements in such Purchaser SEC Report, in the light of the circumstances under which they were made, not misleading. Except as disclosed on Schedule 5.4, the Purchaser's disclosure controls
                               ------------
     and procedures (as defined in the rules and the regulations of the SEC promulgated under the Exchange Act) provide reasonable assurance that information required to be disclosed by the Company in reports that it files with the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms.

          (b) Each of the consolidated financial statements (including, in each case, any related notes) contained in the Purchaser SEC Reports, complied as to form in all material respects with the applicable accounting requirements and published rules and regulations of the SEC with respect thereto, was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q promulgated by the SEC) and presented fairly, in all material respects, the consolidated financial position of the Purchaser and each Purchaser Subsidiary as of their respective dates, and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were subject to normal and recurring year-end adjustments, which were not expected to be material in amount.

     Section  5.5     Absence  of Restrictions and Conflicts.  The execution and
                      --------------------------------------
delivery of this Agreement and the Purchaser Ancillary Documents by the Purchaser and Newco (as applicable) do not, and the consummation and performance of the transactions contemplated by this Agreement and the Purchaser Ancillary Documents and compliance with the terms and conditions of this Agreement and the Purchaser Ancillary Documents by the Purchaser and Newco (as applicable) will not, with the passing of time or the giving of notice or both, violate or conflict with, constitute a breach of or default under, result in the loss of any benefit under, permit the acceleration of any obligation under, or create in any party the right to terminate, modify, or cancel (a) the Purchaser's or any Purchaser Subsidiary's certificate of incorporation or by-laws; (b) the Purchaser Contracts; (c) any Order of any Court or Governmental Entity to which the Purchaser, any Purchaser Subsidiary or Newco is a party or by which the Purchaser, any Purchaser Subsidiary, Newco, or any of the properties of the Purchaser or any Purchaser Subsidiary is bound; or (d) any Law applicable to the Purchaser, any Purchaser Subsidiary or

Newco; other than, in the case of clauses (b), (c) and (d), any such violations, conflicts, breaches, defaults, losses, accelerations or rights to terminate, modify or cancel that individually or in the aggregate would not have a Purchaser Material Adverse Effect or would not materially impair the ability of the Purchaser or Newco to perform their respective obligations under this Agreement or the Purchaser Ancillary Documents, or prevent the consummation of any of the transactions contemplated by this Agreement or the Purchaser Ancillary Documents. No Order or other authorization of, or registration, declaration, or filing with, any Court or Governmental Entity is required with respect to the Purchaser, any Purchaser Subsidiary, or Newco in connection with the execution, delivery, or performance by the Purchaser or Newco of this Agreement or the Purchaser Ancillary Documents, or the consummation of the transactions contemplated by this Agreement or the Purchaser Ancillary Documents, except the filing of (w) an Agreement of Merger with the Delaware Secretary of State, (x) appropriate documents with the relevant authorities of other jurisdictions in which the Purchaser or the Purchaser Subsidiaries are qualified to do business, (y) the Ohio Permit and all appropriate documents with the SEC, and (z) such other Order or other authorization of, or registration, declaration, or filing the failure of which to be obtained or made would not have a Purchaser Material Adverse Effect.

     Section  5.6     No  Stockholder Approval.  Except as set forth on Schedule
                      ------------------------                          --------
5.6,  the  Merger  does  not  require approval by any of the stockholders of the
---
Purchaser.

     Section  5.7     No Undisclosed Liabilities.  Neither the Purchaser nor any
                      --------------------------
Purchaser Subsidiary has any liabilities or obligations (whether absolute, accrued, or contingent liabilities or otherwise) that are not reflected or provided for in the financial statements included in any Purchaser SEC Reports (including the related notes and schedules), except liabilities and obligations
(a) that, individually or in the aggregate, have not had or would not reasonably be expected to have a Purchaser Material Adverse Effect, (b) that have been incurred since the applicable date of the financial statements included in any Purchaser SEC Reports in the ordinary course of business, or (c) liabilities incurred in connection with the Merger and the other transactions contemplated by this Agreement.

     Section  5.8     Absence  of Certain Changes.  Since December 31, 2004, and
                      ---------------------------
except  as  set forth on Schedule 5.8, for the transactions contemplated by this
                         ------------
Agreement, or as set forth in the financial statements included in any Purchaser SEC Reports (including any related notes and schedules), there has not been any material change in the Purchaser's or any Purchaser Subsidiary's assets, liabilities, business, condition (financial or otherwise), or results of operations that individually or in the aggregate constitutes a Purchaser Material Adverse Effect.

     Section  5.9     Legal  Proceedings.  Except  as  may  be  described in the
                      ------------------
Purchaser SEC Reports, there are no suits, actions, claims, arbitration, proceedings, or investigations pending or, to the Knowledge of the Purchaser, threatened against, relating to, or involving the Purchaser, any Purchaser Subsidiary, or the assets or properties of the Purchaser or any Purchaser Subsidiary before any Court or Governmental Entity or other Person that, if finally determined adversely to the Purchaser or any Purchaser Subsidiary, could reasonably be expected to constitute, individually or in the aggregate, a Purchaser Material Adverse Effect. The Purchaser and each Purchaser Subsidiary is not currently subject to any Order of any Court which has had, or is reasonably expected to have, a Purchaser Material Adverse Effect.

     Section  5.10     Compliance  with  Law.  The  Purchaser and each Purchaser
                       ---------------------
Subsidiary is (and has been at all times during the past five (5) years) in compliance with all Laws, including applicable Environmental Laws, and all Orders of any Court or Governmental Entity applicable to their properties and businesses, except as may be described in the Purchaser SEC Reports or, except where failure to be in compliance would not reasonably be expected to individually or in the aggregate constitute a Purchaser Material Adverse Effect. Except as may be described in the Purchaser SEC Reports, neither the Purchaser nor any Purchaser Subsidiary has been charged with at any time within the past five (5) years or, to the Knowledge of the Purchaser, is now under investigation with respect to, a violation of any Law or any Order of any Court or Governmental Entity applicable to their property or businesses that individually or in the aggregate would reasonably be expected to constitute a Purchaser Material Adverse Effect. Neither the Purchaser nor any Purchaser Subsidiary is a party to, subject to, or bound by any order of any Court or any Governmental Entity that individually or in the aggregate would reasonably be expected to constitute a Purchaser Material Adverse Effect. The Purchaser and each Purchaser Subsidiary has filed all reports and has obtained all licenses and permits required to be filed with or obtained from, as applicable, any Court or Governmental Entity on or before the Agreement Date, except as may be described in the Purchaser SEC Reports or except where failure to be in compliance would not reasonably be expected to individually or in the aggregate constitute a Purchaser Material Adverse Effect.

     Section  5.11     Purchaser  Contracts.  The contracts and other agreements
                       --------------------
filed or incorporated by reference as exhibits to the Purchaser SEC Reports pursuant to Items 601(b)(1), 601(b)(2), 601(b)(4) or 601(b)(10) of Regulation
S-K  (the  "PURCHASER  CONTRACTS") are legal, valid, binding, and enforceable in
            --------------------
accordance with their respective terms with respect to the Purchaser and each Purchaser Subsidiary as applicable, and, to the Knowledge of the Purchaser, with respect to each other party to such Purchaser Contracts, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar Laws affecting the enforceability of creditors' rights generally, general equitable principles, and court discretion in granting equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law). There are no existing defaults or breaches under any Purchaser Contract (or events or conditions that, with notice or lapse of time or both, would constitute a default or a breach) with respect to the Purchaser and each Purchaser Subsidiary and, to the Knowledge of the Purchaser, with respect to each other party to such Purchaser Contracts, except for any defaults or breaches that would not reasonably be expected to individually or in the aggregate constitute a Purchaser Material Adverse Effect. Except as set forth on Schedule 5.11 or in the Purchaser SEC Reports, neither the Purchaser
           --------------
nor any Purchaser Subsidiary is participating in any discussions or negotiations regarding modification of or amendment to any Purchaser Contract or entry in any new Purchaser Contract or other contract material to the Purchaser or any Purchaser Subsidiary.

     Section  5.12     Taxes.  Except  as  may be disclosed in the Purchaser SEC
                       -----
Reports or as would not have a Purchaser Material Adverse Effect, (a) Purchaser and each of the Purchaser Subsidiaries have timely filed all Tax Returns required to be filed by any of them, and all such Tax Returns are correct and complete, (b) all Taxes of Purchaser and each of the Purchaser Subsidiaries which are (i) shown as due on such Tax Returns, (ii) otherwise due and payable or (iii) claimed or asserted by any taxing authority to be due, have been paid, except for those Taxes being contested in good faith and for which adequate reserves have been established in the financial statements included in the Purchaser SEC Reports filed on or before the date of this Agreement in accordance with GAAP, (c) there are no Liens for any Taxes upon the assets of Purchaser or any of the Purchaser Subsidiaries, other than statutory Liens for Taxes not yet due and payable and Liens for real estate Taxes being contested in good faith, (d) neither Purchaser nor any of the Purchaser Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency, and (e) neither Purchaser nor any of the Purchaser Subsidiaries has any liability for the Taxes of any Person (other than the Purchaser or any of the Purchaser Subsidiaries) under U.S. Treasury Regulation section 1.1502-6 (or similar provision of state, local or foreign Law), as a transferee or successor, or by contract, or otherwise. Purchaser has not received written notice of any proposed or threatened Tax claims or assessments which, if upheld, would reasonably be expected to have a Purchaser Material Adverse Effect. Neither the Purchaser nor any Purchaser Subsidiary has taken any action or knows of any fact, agreement, plan or other circumstance that would prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code. Immediately after the Merger, the Purchaser will be in "control" of the Company within the meaning of Section 368(c) of the Code. Except for the 480,770 shares of Company Series C Preferred Stock acquired directly from the Company on April 17, 2002, the Purchaser does not own any shares of Company Stock.

     Section  5.13     Labor  Relations.  Neither  the Purchaser nor a Purchaser
                       ----------------
Subsidiary is a party to or bound by any union contract, collective bargaining agreement with a labor union or labor organization.

     Section  5.14     Licenses  and Permits.  Except as may be disclosed in the
                       ---------------------
Purchaser  SEC Reports or as would not have a Purchaser Material Adverse Effect,
(a) the Purchaser or a Purchaser Subsidiary owns or possesses all of the Licenses that are necessary to enable the Purchaser and each Purchaser Subsidiary to carry on the Purchaser's business as presently conducted, (b) to the Knowledge of the Purchaser, all Licenses are valid, binding, and in full force and effect, (c) the Purchaser and each Purchaser Subsidiary has taken all necessary action to maintain each License, and (d) no loss or expiration of any License is pending or, to the Knowledge of the Purchaser, threatened or reasonably foreseeable (other than expiration upon the end of any term).

     Section  5.15     Brokers,  Finders,  and  Investment Bankers.  Neither the
                       -------------------------------------------
Purchaser nor any Purchaser Subsidiary, nor any officer, director, or employee of the Purchaser or any Purchaser Affiliate, has employed any broker, finder, or investment banker or incurred any liability for any investment banking fees, financial advisory fees, brokerage fees, or finders' fees (a) in connection with the transactions contemplated by this Agreement or any Purchaser Ancillary Document or (b) that will become due and payable based on the transactions contemplated by this Agreement or any Purchaser Ancillary Document.

     Section 5.16     Investment Representation.  The Purchaser is acquiring the
                      -------------------------
Company's issued and outstanding capital stock for the Purchaser's own account for purposes of investment and not with a view to the distribution thereof or for resale in connection with any distribution of the Company's capital stock in violation of the Securities Act, or dividing all or any part of the Purchaser's interest therein with any other Person. The Purchaser acknowledges that the sale of the Company's issued and outstanding capital stock has not been registered under applicable

Laws (including the Securities Act and any Laws) and that such capital stock may not be transferred without registration under, pursuant to an exemption from or in a transaction not subject to, all applicable Laws.

                                   ARTICLE VI
                        CERTAIN COVENANTS AND AGREEMENTS

     Section  6.1     Company  Business Conduct.  Except as provided on Schedule
                      -------------------------                         --------
6.1,  from  the Agreement Date until the Closing Date or until this Agreement is
---
terminated as provided in Article VIII, the Company and each Company Subsidiary will, and the Sellers will cause the Company and each Company Subsidiary to (except as expressly required in connection with the transactions contemplated by this Agreement and except as otherwise consented to in writing by the Purchaser):

          (a) conduct the Business in the ordinary course on a basis consistent with past practice and not engage in any new line of business or enter into any agreement, transaction, or activity or make any commitment with respect to the Business or the properties and assets of the Company or any Company Subsidiary, except those in the ordinary course of business and not otherwise prohibited under this Section 6.1;

          (b) use its commercially reasonable efforts to preserve intact the goodwill and business organization of the Company and each Company Subsidiary, to keep the officers and employees of the Company and each Company Subsidiary available to the Purchaser, and to preserve the relationships and goodwill of the Company and each Company Subsidiary with customers, distributors, suppliers, employees, and others having business relations with the Company and each Company Subsidiary;

          (c) maintain the Company's existence and good standing in the State of Delaware, maintain the existence of each Company Subsidiary in such Company Subsidiary's jurisdiction of incorporation or organization and maintain the existence of the Company and each Company Subsidiary in each other jurisdiction in which such Party's property ownership or property leasing requires such qualification or in which such Party's conduct of business requires such qualification, other than in such jurisdiction where the failure to be so qualified (individually or in the aggregate) would not have a Company Material Adverse Effect.

          (d) duly and timely file or cause to be filed all material reports and returns required to be filed with any Court or Governmental Entity and promptly pay or cause to be paid when due all Taxes and other governmental charges, including interest and penalties levied or assessed, unless diligently contested in good faith by appropriate proceedings;

          (e) maintain in existing condition and repair (ordinary wear and tear excepted), consistent with past practices, all buildings, offices, and other structures located on the Leased Real Property, and all equipment, fixtures, and other tangible personal property located on the Leased Real Property;

          (f) not authorize for issuance, issue, and deliver any additional shares of the capital stock or securities convertible into or exchangeable for shares of capital stock of the Company or any Company Subsidiary, or issue or grant any right, option, or other commitment for the issuance of shares of the capital stock of the Company or any Company Subsidiary, or split, combine, or reclassify any shares of the capital stock of the Company or any Company Subsidiary, or pay or declare any dividends on any of the Company Stock.

          (g) not amend or modify the charter documents of the Company or any Company Subsidiary, except as expressly required or contemplated by this Agreement or any other Transaction Document;

          (h) not declare any dividend, pay, or set aside for payment any dividend or other distribution or make any payment to any related parties other than the payment of obligations in the ordinary course of business under existing contracts and agreements;

          (i) not create any Company Subsidiary, acquire any capital stock or other equity securities of any corporation, or acquire any equity or ownership interest in any business or entity;

          (j) not sell, otherwise license, dispose of, or permit to lapse any rights to the use of any patent, trademark, trade name, service mark, license, or copyright of the Company or any Company Subsidiary, except in the ordinary course of business consistent with past practice as to all material terms, including any of the Company Intellectual Property, or, dispose of or disclose to any Person (other than an employee of the Company who has signed a proprietary information/confidentiality agreement as referenced in Section 4.21(j)), any trade secret or formula (or except in the ordinary course of business consistent with past practice, any process, technology, or know-how) of the Company or any Company Subsidiary that was not a matter of public knowledge;

          (k) not (i) sell or otherwise dispose of any assets, (ii) create, incur, or assume any indebtedness secured by the real or personal property of the Company or any Company Subsidiary; (iii) grant, create, incur, or suffer to exist any Liens on the real or personal properties of the Company or any Company Subsidiary that did not exist on the Agreement Date; (iv) incur any liability or obligation (absolute, accrued, or contingent), except in the ordinary course of business consistent with past practice,
     (v) write-off any guaranteed checks, notes, or accounts receivable, in each case except in the ordinary course of business consistent with past practice, (vi) write-down the value of any asset or investment on the books or records of the Company or any Company Subsidiary, except for depreciation and amortization in the ordinary course of business and consistent with past practice, (vii) cancel any material debt or waive any material claims or material rights, (viii) make any commitment for any capital expenditure in excess of $25,000 individually or $75,000 in the aggregate, or (ix) enter into any contract or agreement outside the ordinary course of business involving payments by the Company or any Company Subsidiary greater than $25,000 individually or in the aggregate;

          (l) not increase in any manner the base compensation of (other than increases not to exceed 7% of the pre-revised compensation amounts in the ordinary course of business consistent with past practice), or enter into any new bonus or incentive agreement or arrangement with, any current or former employees, directors, or consultants of the Company or any Company Subsidiary, except to the extent required by Law or as disclosed on the face of a Company Contract;

          (m) not adopt, amend, or terminate any Company Benefit Plan or increase the benefits provided under any Company Benefit Plan (except as required by Law) or promise or commit to undertake any of the foregoing in the future, except to the extent required by Law or as disclosed on the face of a Company Contract;

          (n) not amend or terminate any existing employment, severance, consulting, or other compensation agreement or enter into any new Employment Agreement;

          (o) maintain supplies and inventory at levels that are in the ordinary course of business and consistent with past practice;

          (p) continue to extend customers credit, collect accounts receivable, and pay accounts payable and similar obligations in the ordinary course of business consistent with past practice;

          (q) perform all of the Company's and Company Subsidiary's material obligations under all, and not default or suffer to exist any event or condition that with notice or lapse of time or both, would constitute a material default or breach under any Company Contract (except those being contested in good faith) and not enter into, assume, or amend any contract or commitment that is or would be a Company Contract, except in the ordinary course of business consistent with past practice;

          (r) not pay, discharge, or satisfy any claim, liability, or obligation (absolute, contingent, or otherwise), other than the payment, discharge, or satisfaction in the ordinary course of business consistent with past practice of claims, liabilities, and obligations reflected or reserved against in the Company's unaudited balance sheet as set forth in the Financial Statements, incurred in the ordinary course of business consistent with past practice;

          (s) not increase any reserves for contingent liabilities (excluding any adjustment to bad debt reserves in the ordinary course of business consistent with past practice);

          (t) maintain in full force and effect and in substantially the same amounts policies of insurance comparable in amount and scope of coverage to that now maintained by or on behalf of the Company or any Company Subsidiary;

          (u) continue to maintain the books and records of the Company and each Company Subsidiary in accordance with GAAP consistently applied, and on a basis consistent with past practice;

          (v) continue its cash management practices in the ordinary course of business consistent with past practice;

          (w) pay contributions or premiums for each Company Benefit Plan for the period up to the Closing even though such payment is not otherwise due until a later date; and

          (x) not authorize, or not commit or agree to take, any of the foregoing actions prohibited in Section 6.1(a) through Section 6.1(w).

     In connection with the continued operation of the Business between the Agreement Date and the Closing Date or until this Agreement is terminated as provided in Article VIII, the Company and each Company Subsidiary will, and the Sellers will cause the Company and each Company Subsidiary to, confer in good faith on a regular and frequent basis with the Purchaser regarding operational matters and the general status of ongoing Company operations promptly and will notify the Purchaser of any event or occurrence that could constitute a Company Material Adverse Effect. The Company and the Sellers acknowledge that the Purchaser does not and will not waive any rights that the Purchaser may have under this Agreement as a result of such consultations, unless the Purchaser expressly agrees in writing to do so. Neither the Company nor the Sellers will, and the Sellers will cause the Company to, take any action that would, or that could reasonably be expected to, result in any of the Company's or the Sellers' representations and warranties set forth in this Agreement becoming untrue.

     Section  6.2     Inspection  and Access to Information.  From the Agreement
                      -------------------------------------
Date  to  the  Closing Date or until this Agreement is terminated as provided in
Article VIII, and subject to applicable Law, the Company will (and will cause the Company's officers, directors, employees, auditors, and agents to) and the Sellers will cause the Company and such officers, directors, employees, auditors and agents to, provide the Purchaser and the Purchaser's accountants, investment bankers, counsel, environmental consultants, and other authorized representatives reasonable access, during normal business hours and under reasonable circumstances, including in a manner so as not to interfere with the normal business operations of the Company, any Company Subsidiary or the Business, to any and all of the premises, employees (including executive officers), properties, contracts, commitments, books, records, and other information (including Tax Returns filed and those in preparation) of the Company or any Company Subsidiary and will cause the officers, directors, employees, auditors, and agents of the Company and each Company Subsidiary to furnish to the Purchaser and the Purchaser's authorized representatives, promptly upon reasonable request therefor, any and all financial, technical, and operating data and other information pertaining to the Company and each Company Subsidiary and the Business and otherwise reasonably cooperate with the conduct of due diligence by the Purchaser and the Purchaser's representatives.

     Section  6.3     No  Solicitation  of  Transactions.
                      ----------------------------------

          (a) Neither the Company nor any of the Sellers will, and the Sellers shall cause the Company not to, directly or indirectly, through any officer, director, employee, investment banker, financial advisor, attorney, accountant, or other Company representative or otherwise, initiate, solicit, or encourage (including by way of furnishing non-public information or assistance), or enter into negotiations of any type, directly or indirectly, or enter into a confidentiality agreement, letter of intent, purchase agreement, merger agreement, memorandum of understanding, agreement in principle, option agreement, joint venture agreement, partnership agreement, or other similar agreement relating to an Alternative Transaction (an "Acquisition Agreement") with any Person, other than the Purchaser and Newco, for a merger, consolidation, business combination, sale of stock, sale of all or any substantial portion of the assets of the Company or any Company Subsidiary (each of such transactions, an "ALTERNATIVE TRANSACTION"). The Company and the Sellers will, and the
          ------------------------
     Sellers  will cause the Company to, notify the Purchaser orally (within one
     (1) Business Day) and in writing (as promptly practicable) of all relevant material terms of any proposals by any third party to do any of the foregoing which the Company, any of the Sellers or any of their respective officers, directors, employees, investment bankers, financial advisors, attorneys, accountants or other representatives may receive relating to any of such matters and, if such proposal is in writing, the Company and Sellers will, and the Sellers will cause the Company to, deliver to the Purchasers a copy of such inquiry or proposal; provided, however, that
                                                         --------  -------
     nothing contained in this Section 6.3 will prohibit the Company's board of directors from furnishing information to, or entering into discussions or negotiations with, any Person that makes an unsolicited, written bona fide proposal regarding an Alternative Transaction (after the date hereof and prior to the Company Stockholder Approval) if, and only to the extent that
     (a) the Company's board of directors concludes in good faith, after consultation with and based upon the advice of outside counsel, that the Company's board of directors reasonably believes it to be required to furnish such information or enter into such discussions or negotiations in order to comply with its fiduciary duties to the Company Stockholders under applicable Law, (b) before taking such action, the Company receives from such Person an executed confidentiality agreement and an executed standstill agreement, each in reasonably customary form (provided that such agreement is at least as limiting as any such agreement between the Purchaser and the Company), and (c) the Company's board of directors concludes in good faith that such Alternative Transaction constitutes a Company Superior Proposal (as defined below) or determines it is reasonably likely to lead to a Company Superior Proposal.

          (b) Neither the board of directors of the Company nor any committee thereof shall (i) withdraw or modify, or propose publicly to withdraw or modify, in a manner adverse to the Purchaser or Newco, the approval by such board of directors or any such committee of this Agreement or the Merger,
     (ii) approve or recommend, or propose publicly to approve or recommend, any Alternative Transaction, or (iii) enter into an Acquisition Agreement. Notwithstanding the foregoing, at any time prior to receipt of the Company Stockholder Approval and subject to this Section 6.3(b), in the event the board of directors of the Company receives an unsolicited, written bona fide proposal regarding an Alternative Transaction that, in the exercise of its fiduciary obligations, it determines to be a Company Superior Proposal or reasonably likely to lead to a Company Superior Proposal, the board of directors of the Company may withdraw or modify its approval or recommendation of this Agreement or the Merger and may terminate this Agreement and concurrently enter into an Acquisition Agreement, if (i) the Company and the Sellers immediately advise the Purchaser orally and in writing of (A) the receipt by the Company (or by any of the other entities or Persons referred to above) of any proposal (whether written or oral) regarding such Alternative Transaction, or any inquiry that could reasonably be expected to lead to any such proposal, (B) the material terms and conditions of such proposal or inquiry (whether written or oral), and (C) the identity of the Person making any such proposal or inquiry, (ii) keep the Purchaser reasonably informed of the status and details of any such proposal or inquiry, and (iii) negotiate in good faith with the Purchaser to make such adjustments to the terms and conditions of this Agreement so that such Alternative Transaction would no longer constitute a Company Superior Proposal. Without limiting the foregoing, the Company expressly acknowledges that any violation of the restrictions set forth in the first sentence of this Section 6.3 by any officer or director of the Company or any Company Subsidiary or by any Seller or by any investment banker, attorney, or other advisor, representative, or agent of the Company, any Company Subsidiary or any Seller, acting on behalf of or at the request of the Company's board of directors or a Seller, will be deemed to be a breach of this Section 6.3 by the Company. For purposes of this Agreement, the term "COMPANY SUPERIOR PROPOSAL" means a bona fide
                                   --------------------------
     written proposal for an Alternative Transaction (with respect to a merger, consolidation, business combination, sale of stock or similar transaction with respect to the applicable stock of the Company representing at least 80% or more of the then-outstanding capital stock of the Company or an as-if converted fully diluted basis) that the Company's board of directors concludes in good faith, after consultation with and based upon the advice of its financial advisors and legal advisors, taking into account all legal, financial, regulatory and other aspects of the proposal and the Person making the proposal (including any break-up fees, expense reimbursement provisions, and conditions to consummation), (i) is more favorable to the Company Shareholders, from a financial point of view, than the transactions contemplated by this Agreement and (ii) is fully financed or reasonably capable of being fully financed and otherwise reasonably capable of being completed on the terms proposed within a period not exceeding 120 days.

     Section  6.4     Reasonable  Efforts;  Further  Assurances;  Cooperation.
                      -------------------------------------------------------
Subject to the other provisions of this Agreement, and except to the extent otherwise required under applicable Law, the Parties will each use their commercially reasonable efforts to perform their respective obligations in this Agreement and to take, or cause to be taken, and do, or cause to be done, and to assist and cooperate with the other Party in doing, all things necessary, proper, or advisable under applicable Law to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement and the Transaction Documents, including to obtain all consents required with respect to the Company Contracts described on Schedule 4.14, all
                                                              -------------
other consents described on such schedule, and all regulatory approvals and to satisfy all conditions to their respective obligations under this Agreement and to cause the transactions contemplated in this Agreement to be effected on or prior to October 31, 2005, in accordance with the terms of this Agreement. Additionally, the Parties will cooperate fully with each other and their respective officers, directors, employees, investment bankers, financial advisors, attorneys, accountants, and other representatives in connection with any actions necessary to discharge their respective obligations under this Agreement, including the following:

          (a) Each of the Parties promptly will make their respective filings and submissions and will take all reasonable actions necessary, proper, or advisable under applicable Laws to obtain any required approval of any Governmental Entity with jurisdiction over the transactions contemplated by this Agreement (except that neither the Purchaser nor the Company will have any obligation to take any action or consent to any action required by any such Governmental Entity that could adversely affect the such Party, the Business, the properties and assets of the Company or any Company Subsidiary, or the transactions contemplated by this Agreement or the Transaction Documents). Each of the Parties will furnish all information reasonably required for any application or other filing to be made pursuant to the rules and regulations of any applicable Law in connection with the transactions contemplated by this Agreement.

          (b) If any Governmental Entity or any other Person commences any claim, action, suit, investigation, or other proceeding that questions the validity or legality of the Merger or any of the other transactions contemplated by this Agreement or the Transaction Documents or seeks damages in connection with the Merger, then the Parties agree to cooperate and use all commercially reasonable efforts to defend against such claim, action, suit, investigation, or other proceeding, and, if an Order is issued in any such action, suit, or other proceeding, then the Parties agree to use all commercially reasonable efforts to have such Order lifted and to cooperate reasonably regarding any other impediment to the consummation of the transactions contemplated by this Agreement or the Transaction Documents.

          (c) The Company and the Sellers will, and the Sellers will cause the Company to, give any notices to third parties and use commercially reasonable efforts (in consultation with the Purchaser) to obtain any third party consents (i) necessary, proper or advisable to consummate the transactions contemplated by this Agreement, (ii) disclosed or required to be disclosed in the Schedules to this Agreement, including, without limitation, the consents with respect to the Company Contracts described in
     Schedule  4.14  and  all  other  consents described in such schedule, (iii)
     --------------
     required to avoid a breach of or default under any Company Contracts in connection with the consummation of the transaction contemplated by this Agreement or (iv) required to prevent a Company Material Adverse Effect whether prior to or after the Closing Date.

          (d) Each Party will give prompt notice to the other Party of (i) the occurrence, or failure to occur, of any event the occurrence of which or the failure of which would be reasonably likely to cause any of such Party's representations or warranties contained in this Agreement to be untrue or inaccurate at any time from the Agreement Date to the Closing Date or that will or may result in the failure to satisfy any of the conditions specified in Article VIII and (ii) any failure by such Party to comply with or satisfy any covenant, condition, or agreement to be complied with or satisfied by such Party under this Agreement.

     Section  6.5     Public  Announcements.  Subject to the Parties' respective
                      ---------------------
legal obligations (including requirements of the SEC, stock exchanges and other similar regulatory bodies), the Parties shall not make any announcements regarding any aspect of this Agreement or the transactions contemplated by this Agreement or the Transaction Documents to the financial community, Governmental Entities, employees, customers, or the general public without the written consent of all Parties hereto. Each Party agrees to consult in good faith with one another regarding the timing and content of all announcements regarding any aspect of this Agreement or the transactions contemplated by this Agreement or the Transaction Documents and will use reasonable efforts to agree upon the text of any such announcement.

     Section  6.6     Supplements  to  Schedules.  From  time  to time up to the
                      --------------------------
Closing Date, the Company, the Sellers and the Purchaser each will promptly supplement or amend the Company Disclosure Schedule and the Purchaser Disclosure Schedule (as applicable) delivered pursuant to this Agreement with respect to any matter first existing or occurring after the Agreement Date, which, if existing or occurring at or before the Agreement Date, would have been required to be set forth or described in such Disclosure Schedule, or which is necessary to correct any information in such Disclosure Schedule that has been rendered inaccurate by such matter. No supplement or amendment to any such Disclosure Schedule will have any effect for the purpose of determining satisfaction of the conditions set forth in Section 7.2 and Section 7.3, unless the Party receiving such supplement or amendment fails to deliver a written objection notice to the Party delivering such supplement or amendment within five Business Days after the Party delivering such supplement or amendment actually delivers such supplement or amendment to the Party receiving such supplement or amendment; provided that, if any such supplement or amendment is delivered to a Party less than five Business Days before the Closing Date, then such Party may deliver a written objection notice at any time before the Effective Time.

     Section  6.7     Insurance.  If the Purchaser requests, the Company and the
                      ---------
Sellers will cooperate with the Purchaser and take all commercially reasonable actions reasonably requested by the Purchaser that are necessary or desirable to permit the Purchaser to have it available following the Closing, the benefits (whether direct or indirect) of the insurance policies maintained by or on behalf of the Company or any Company Subsidiary that are currently in force. The Purchaser will pay costs relating to the actions described in this Section 6.7.

     Section  6.8     Contract  Consents.  As  promptly as practicable after the
                      ------------------
Agreement Date, the Company shall contact each of the parties to the contracts listed on Schedule 4.14 and use its commercially reasonable efforts to obtain
            --------------
from such parties written consents in form and substance reasonably satisfactory to the Purchaser required in connection with the Merger. The Company shall not consent to any amendment or termination of any such contract, waive any rights of the Company or any Company Subsidiary under any such contract, release any such party from any claims of the Company or any Company Subsidiary under any such contract, or agree to make any payments not otherwise required under any such contract in consideration for any such consent, in any such case without the prior written consent of the Purchaser. The Company shall not take any action in connection with such consents if the effect of such action is to release any such party from its obligation under, or invalidate the obligation of any such party under, any such contract to maintain the confidentiality of all confidential, nonpublic information of the Company and each Company Subsidiary obtained by such party in connection with such contract.

     Section  6.9     Tax  Free  Reorganization.  The  Purchaser and the Company
                      -------------------------
each intend that the Merger will qualify for treatment as a reorganization within the meaning of Code Section 368(a) and will cooperate in restructuring the Merger to qualify for treatment as a reorganization within the meaning of
Section 368(a) of the Code if the Company reasonably believes after good faith consultation with the Purchaser that the Merger will not so qualify. The Purchaser and the Company each agree to refrain from taking or failing to take any action inconsistent with such intended treatment. The Purchaser will continue at least one significant historical business line of the Company, or use at least a significant portion of the Company's historic business assets in a business, in each case within the meaning of Treasury Regulation Section 1.368-1(d).

     Section  6.10     Stock  Options.
                       --------------

          (a) On the Agreement Date, the Company will deliver to the holders of the Company Options an appropriate written notice, a form of which is attached hereto as Exhibit 6.10, setting forth the Company's intention to
                          ------------
     terminate  all  Options  effective immediately prior to the Effective Time.

          (b) At the Effective Time, the Company shall cause each outstanding Company Option, whether or not exercisable, to be cancelled.

     Section  6.11     Employment  Matters.  Each  Company  employee  and  each
                       -------------------
Company Subsidiary employee who, after the Effective Time, remains as a Purchaser employee or a Surviving Corporation employee (each, a "CONTINUING
                                                                      ----------
EMPLOYEE")  will  be  given credit, for the purposes of any service requirements
--------
for participation eligibility, or vesting (other than voting with regard to any equity arrangements or awards or retiree health benefits, if any), for such Continuing Employee's period of continuous service with the Company before the Effective Time. No Continuing Employee and no Continuing Employee's eligible dependents, in each case who, at the Effective Time, is participating in the Company group health plan (including dental and vision) will be excluded from the Purchaser's group plan (including dental and vision), or limited in coverage under the Purchaser's group plan, by reason of any waiting period restriction or pre-existing condition limitation. Each Continuing Employee will receive credit for any co-payments, deductibles, or other co-insurance features that such individual has paid or has been charged with under any Company group health plan during the plan year in effect at the Closing Date.

     Section  6.12     Securities  Laws  Matters.
                       -------------------------

          (a) As soon as practicable after the Parties execute this Agreement, but in any event not later than 10 Business Days after the Parties execute this Agreement, the Purchaser will file a request for a hearing (the "HEARING") before the Ohio Division of Securities to consider the terms,
      -------
     conditions, and fairness of the transactions contemplated by this Agreement and the Transaction Documents pursuant to Section 1707.04 of the Ohio Revised Code, together with an application for a permit relating to the transactions contemplated by this Agreement, the Transaction Documents and the Agreement of Merger (the "OHIO PERMIT"). The Company and the Purchaser
                                    -----------
     will promptly furnish to each other all data and information relating to such Party as may be required in connection with such request and application and such other notices and documents as may be required in connection with the Hearing. The Purchaser, the Company and the Sellers will use their respective commercially reasonable efforts to cause the Hearing to take place and the Ohio Permit to be issued at the earliest practicable date. Upon receiving the Ohio Permit, the Company will as promptly as practicable, but in any event within five Business Days after receiving the Ohio Permit, submit this Agreement and the transactions contemplated by this Agreement for approval and adoption by the Company
     Stockholders as provided by the DGCL and the Company's certificate of incorporation and bylaws. The Company and the Sellers will use the Company's and the Seller's commercially reasonable efforts to solicit and receive sufficient Company Stockholder consents to approve the Merger and this Agreement and the transactions contemplated thereby, which consents shall be acceptable in form and substance to the Purchaser.

          (b) The Purchaser will prepare and file with appropriate state securities or "Blue Sky" authorities all applications for qualification or approval (or notices required to perfect exemptions from such compliance) as may be required in connection with the Merger. The Company will use commercially reasonable efforts to assist the Purchaser as may be reasonably necessary to comply with all appropriate state securities or Blue Sky laws that may be applicable in connection with the Merger.

          (c) In connection with the Hearing, the Parties will cooperate in preparing an information statement describing this Agreement and the transactions contemplated by this Agreement for the purpose of soliciting Company Stockholder Approval (the "INFORMATION STATEMENT"). The Information
                                        ---------------------
     Statement  will describe the Total Merger Consideration payable pursuant to
     Article III. The information supplied by the Company for inclusion in the Information Statement will not, on the date that the Information Statement is first mailed to the Company Stockholders or at the Effective Time, contain any statement that, at such time, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading, or omit to state any material fact necessary to correct any statement in any earlier communication that has become false or misleading.

          (d) The Information Statement will constitute a disclosure document for the offer and issuance of shares of Purchaser Common Stock to be received by the holders of the Company Stock in the Merger. The Purchaser and the Company will each use commercially reasonable efforts to cause the Information Statement to comply in all material respects with applicable Laws. Each of the Purchaser, the Company and the Sellers agrees to provide promptly to the other such information concerning its business and financial statements and affairs as, in the reasonable judgment of a Party or its counsel, may be required or appropriate for inclusion in the Information Statement or in any amendments or supplements thereto, and to cause its counsel and auditors to cooperate with the other's counsel and auditors in the preparation of the Information Statement. The Company will promptly advise the Purchaser, and the Purchaser will promptly advise the Company, in writing, if at any time before the Effective Time, either the Company or the Purchaser learns of any facts that might make it necessary or appropriate to amend or supplement the Information Statement in order to make the statements contained or incorporated by reference therein not misleading or to comply with applicable Law. Notwithstanding anything to the contrary contained in this Section 6.12, neither the Purchaser nor the Company will include in the Information Statement any information with respect to the other Party or the other Party's Affiliates if the form and content of such information has not been approved by such other Party before such inclusion.

     Section  6.13     Section  3(a)(10) Exemption.  The Purchaser, the Company,
                       ---------------------------
and each of the Sellers intend that the Purchaser Common Stock issued in the Merger, if any, will be issued pursuant to the exemption from registration under Securities Act Section 3(a)(10). The Purchaser, the Company and each of the Sellers agree to take, or to refrain from taking, any action as necessary to ensure the availability of such Section 3(a)(10) exemption. If applicable, the Purchaser, the Company, and each of the Sellers agree to make reasonable representations as requested by counsel to the Purchaser and the Company with respect to the rendering of the opinions required pursuant to an exemption from registration under Securities Act Section 3(a)(10).

     Section  6.14     Tax  Matters.
                       ------------

          (a)  Cooperation  on  Tax  Matters.
               -----------------------------

               (i) The Purchaser, the Company, each Company Subsidiary, and each Seller will cooperate fully, as and to the extent reasonably requested by any other Party, in connection with the filing of Tax Returns and any audit, litigation, or other proceeding with respect to Taxes. Such cooperation will include the retention and (upon the other Party's request) the provision of records and information that are reasonably relevant to any such audit, litigation, or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided under this Agreement. The Company, each Company Subsidiary, and each Seller agrees (A) to retain all books and records with respect to Tax matters pertinent to the Company and any Company Subsidiary relating to any taxable period beginning before the Closing Date until the expiration of the applicable statute of limitations (and, to the extent notified by the Purchaser or any Seller, any extensions thereof) of the respective taxable periods, and to abide by all records retention agreements entered into with any taxing authority, and (B) to give any other Party reasonable written notice before transferring, destroying, or discarding any such books and records and, if such other Party so requests, then the Company, each Company Subsidiary, or any Seller, as the case may be, will allow such other Party to take possession of such books and records.

               (ii) The Purchaser and each Seller further agree, upon request, to use their respective best efforts to obtain any certificate or other document from any Governmental Entity or any other Person as may be necessary to mitigate, reduce, or eliminate any Tax that could be imposed (including with respect to the transactions contemplated by this Agreement).

               (iii) The Purchaser and each Seller further agree, upon request, to provide the other Party with all information that either Party may be required to report pursuant to Code Section 6043 and all Treasury Regulations promulgated under Code Section 6043.

          (b)  Certain  Taxes  and  Fees. All transfer, documentary, sales, use,
               -------------------------
     stamp, registration, and other such Taxes, and all conveyance fees, recording charges and other fees and charges (including any penalties and interest) incurred by any Seller in connection with consummation of the transactions contemplated by this Agreement will be paid by such Seller when due, and each Seller will, at such Seller's own expense, file all necessary Tax Returns and other documentation with respect to all such Taxes, fees, and charges, and, if required by applicable Law, the Purchaser will, and will cause the Purchaser's Affiliates to, join in the execution of any such Tax Returns and other documentation.

          (c)  Tax  Return  Preparation  and  Filing.
               -------------------------------------

               (i) Purchaser shall prepare or cause to be prepared and timely file or cause to be timely filed all Tax Returns of the Company and each Company Subsidiary that are filed after the Closing Date that are with respect to a taxable period ending on or before the Closing Date or a taxable period that begins before and ends after the Closing Date. All such Tax Returns shall be prepared in a manner consistent with past practice, except as otherwise required by Law. Purchaser shall provide, or cause to be provided, to the Sellers Representative drafts of each such Tax Return (and any workpapers or other supporting documentation as may be reasonably requested by the Sellers Representative) that relate to income taxes at least thirty (30) days prior to the due date for the filing of such Tax Return (including extensions), and Sellers Representative shall provide Purchaser with Sellers' comments no later than 10 days before the due dates of such Tax Returns. Purchaser shall make such revisions to such Tax Returns as are reasonably requested by Sellers.

               (ii) Neither Purchaser, the Company, a Company Subsidiary or any of the Affiliates of the foregoing shall amend, refile, revoke or otherwise modify any Tax Return or Tax election of any of the Company or a Company Subsidiary in respect of a taxable period ending on or before the Closing Date or a taxable period that begins before and ends after the Closing Date without the prior written consent of the Sellers Representative, which consent shall not be unreasonably withheld.

          Section  6.15     Directors'  and  Officers'  Indemnification.
                            -------------------------------------------

          (a) For six years after the Effective Time, the Purchaser shall maintain in effect or cause to be maintained in effect directors' and officers' liability insurance covering acts or omissions occurring prior to the Effective Time with respect to those persons who are currently covered by the Company's directors' and officers' liability insurance policy on terms with respect to such coverage and amount no less favorable than those of the policy of the Company in effect on the date hereof; provided,
                                                                       --------
     however,  that  in no event will the Purchaser be required to pay aggregate
     -------
     annual premiums for insurance under this Section 6.15 in excess of twice the most recent aggregate annual premium paid by the Company for such purpose; provided, further, that if the annual premiums of such insurance
               --------   -------
     coverage exceed such amount, the Purchaser will be obligated to obtain a policy with the best coverage available, in the reasonable judgment of the board of directors of the Purchaser, for a cost up to but not exceeding such amount.

          (b) The provisions of this Section 6.15 (i) are intended to be for the benefit of, and will be enforceable by, each director or officer of the Company and the Company Subsidiaries, his or her heirs and his or her representatives and (ii) are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by contract or otherwise.

     Section  6.16     Closing  Date  Capital  Structure.  On  or  prior  to the
                       ---------------------------------
Closing  Date,  the  Company  will deliver to the Purchaser and Newco an updated
Schedule  4.3  with respect to the capital structure of the Company as described
-------------
in  Section  4.3  as of the Closing Date (the "CLOSING DATE CAPITAL STRUCTURE").
                                               ------------------------------
The Purchaser will rely on the Closing Date Capital Structure for the purposed of distributing the Merger Consideration pursuant to the terms of this Agreement.

     Section  6.17     Termination  of  401(k)  Plan.  Sellers  shall  cause the
                       -----------------------------
Company and each Company Subsidiary to take all appropriate corporate action to cease all benefit accruals under and terminate the Company's 401(k) plan effective immediately prior to the Closing. As soon as practicable following the Closing, the Continuing Employees shall be entitled to participate in the Purchaser's 401(k) plan to the same extent as similarly situated employees of the Purchaser.

     Section 6.18     Alternative Exemption or Registration.  The Purchaser, the
                      -------------------------------------
Company and each Seller agree that if the Ohio Permit is not received on or prior to October 15, 2005, they will discuss in good faith options that would enable the Purchaser to issue the Purchaser Common Stock to the Sellers without violating the federal securities laws in the absence of the Ohio Permit. For the avoidance of doubt, nothing in this Section 6.18 shall be deemed to require Purchaser to issue the Purchaser Common Stock in any transaction in the absence of the Ohio Permit.

     Section  6.19     Transaction  Expenses.  The Company and the Sellers shall
                       ---------------------
cause their respective financial advisors, accountants and counsel to submit final invoices (the "FINAL INVOICES") to the Purchaser at least two (2) Business
                     --------------
Days prior to the Closing for any and all fees, costs, and expenses that are incurred by the Company or a Company Subsidiary in connection with this Agreement and the transactions contemplated by this Agreement. The Final Invoices, together with any and all fees, costs, and expenses that are incurred prior to the Final Invoices by the Company or a Company Subsidiary in connection with this Agreement and the transactions contemplated by this Agreement, including the fees, costs, and expenses of financial advisors, accountants and counsel shall be collectively referred to in this Agreement as the "COMPANY
                                                                         -------
TRANSACTION  COSTS."  The  Parties  acknowledge and agree that the Special Legal
------------------
Fees and broker, finder, and investment banker fees are not to be included in the Company Transaction Costs.

     Section 6.20     Special Legal Fees.  As soon as practical, and in no event
                      ------------------
later than ten (10) Business Days, after the date hereof, the Company and the Sellers will deliver to the Purchaser the estimate of the Special Legal Fees.

     Section  6.21     Athome Corporation Shares.  The Purchaser and the Company
                       -------------------------
agree to work together in good faith to determine the appropriate resolution for the treatment of the shares of Company Stock held on the Company's books and records for Athome Corporation, which resolution shall be in compliance with all applicable Laws, including escheat Laws.

                                   ARTICLE VII
                               CLOSING CONDITIONS

     Section  7.1     Conditions  to  Each  Party's  Obligations.  Each  Party's
                      ------------------------------------------
respective obligations to close the transactions contemplated by this Agreement will be subject to the fulfillment, at or before the Closing, of each of the following conditions:

          (a)  Injunction.  No  Court  or  Governmental  Entity  of  competent
               ----------
     jurisdiction will have issued an effective injunction, writ, preliminary restraining order, or any other Order of any nature to the effect that the Merger may not be consummated as provided in this Agreement, and no Court or Governmental Entity will have begun any proceeding or lawsuit requesting any such injunction, writ, or preliminary restraining order, and no Party will have received from any Court or Governmental Entity written notice indicating an intent to restrain, prevent, materially delay, or restructure the transactions contemplated by this Agreement.

          (b)  Consents.  All  Orders  and  all  other  authorizations  of,  or
               --------
     registrations, declarations, or filings with, any Court or Governmental Entity required in connection with the execution, delivery, or performance of this Agreement will have been received or made, except where the failure to have received or made any such Order, authorization, declaration, or filing has not constituted a Company Material Adverse Effect.

          (c)  Company  Stockholder  Approval.  The  Merger and the transactions
               ------------------------------
     contemplated by this Agreement will have been approved and adopted by the Company Stockholders in accordance with the DGCL and the Company's certificate of incorporation and by-laws.

     Section 7.2     Conditions to the Purchaser's Obligations.  The Purchaser's
                     -----------------------------------------
obligations to consummate the transactions contemplated by this Agreement will be subject to the fulfillment, at or before the Closing, of each of the following additional conditions:

          (a) Representations and Warranties. The representations and warranties
              ------------------------------
     of the Company and the Sellers set forth in Article IV will have been true and correct in all material respects as of the Agreement Date and will be true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date, except that those representations and warranties that, by their terms, are qualified by materiality will be true and correct in all respects, and except that those representations and warranties that address matters as of a particular date will be true and correct as of such particular date.

          (b)  Performance  of  the  Company's  Obligations. The Company and the
               --------------------------------------------
     Sellers will have performed in all material respects all covenants and agreements required to be performed by the Company under this Agreement on or before the Closing Date.

          (c)  No  Material  Adverse  Change. Between the Agreement Date and the
               -----------------------------
     Closing Date, there will not have occurred (nor will the Purchaser have become aware of) any development that has had, or is reasonably likely to have, a Company Material Adverse Effect.

          (d)  Company Certificate. The Company will have executed and delivered
               -------------------
     to the Purchaser a certificate as to compliance with the conditions set forth in Section 7.2(a) and Section 7.2(b).

          (e)  Affiliate  Agreements.  Each  of  the  parties  identified by the
               ---------------------
     Company in Schedule 4.23 of the Company Disclosure Schedule as being an Affiliate of the Company owning shares of Company Stock will have delivered to Purchaser an executed Affiliate Agreement, in the form attached hereto as Exhibit 7.2(e) (each, an "AFFILIATE AGREEMENT"), which will be in full
         ---------------            -------------------
     force  and  effect.

          (f)  Waivers.  The  Purchaser will have received from each director of
               -------
     the Company and each Company Subsidiary who has not executed and delivered a Seller Waiver Agreement a waiver and a release of the Company and each Company Subsidiary, in the form attached as Exhibit 7.2(f).
                                                        ---------------

          (g) Stockholder Approval of Amendment to Company Stock Option Plan. If
              --------------------------------------------------------------
     required by applicable Law, any amendment to the Company Stock Option Plan will have been approved and adopted by the Company Stockholders.

          (h) Securities Compliance. The Purchaser will have obtained Orders and
              ---------------------
     all other authorizations of, and made all registrations, declarations, and filings with, any Court or Governmental Entity required in connection with the issuance of Purchaser Common Stock to the Company Stockholders, including receipt of the Ohio Permit.

          (i)  Non-Competition  Agreement.  Each  of  Stephen J. McHale, Charles
               --------------------------
     Lougheed and Craig Schwabl will have delivered to the Purchaser an executed Non-Disclosure and Non-Competition Agreement in the form attached as
     Exhibit  7.2(i)  (each,  a  "NON-COMPETITION  AGREEMENT"),  and  each
     ---------------              --------------------------
     Non-Competition  Agreement  will  be  in  full  force  and  effect.

          (j) Ancillary Documents. The Company will have delivered, caused to be
              -------------------
     delivered, or made available in the case of clause (iii) below, to the Purchaser the following:

               (i) evidence of the termination of any powers of attorney on behalf of the Company or any Company Subsidiary set forth in Schedule
                                                                        --------
          4.14;
          ----

               (ii) a certificate from the Company's Secretary or any Company Assistant Secretary, dated the Closing Date, as to (A) the Company's good standing in the State of Delaware and in each other jurisdiction where the Company or any Company Subsidiary is qualified to do business and (B) no amendments to the Company's charter documents;

               (iii) the Company's organizational record books, minute books, and corporate seal; and

               (iv)  the  Escrow  Agreement.

          (k)  Termination  of  Company  Stockholder  Agreements.  The  Company
               -------------------------------------------------
     Stockholder Agreements will have been terminated and will be of no further force or effect by written agreements executed by a number of Company Stockholders sufficient to terminate each such Company Stockholder Agreement, which written agreements will be reasonably acceptable in form and substance to the Purchaser.

          (l)  Appraisal  Rights.  Company  Stockholders  shall  not  exercise
               -----------------
     appraisal rights with respect to 10% or more of the shares of the Company Stock issued and outstanding at the Effective Time.

          (m)  Director  and  Officer  Resignations.  The Company's officers and
               ------------------------------------
     directors will have executed and delivered resignation letters resigning from (i) the board of directors of the Company and each Company Subsidiary and (ii) any and all other positions as officers of the Company and each Company Subsidiary, with such resignations to be effective immediately before the Effective Time, which written letters will be reasonably acceptable in form and substance to the Purchaser.

          (n)  Contract  Consents.  All  consents described in Schedule 4.5 will
               ------------------
     have been obtained and will be in full force and effect as of the Effective Time.

          (o)  Purchaser  Share  Price. The Purchaser Share Price is equal to or
               -----------------------
     greater than one dollar and fifty-five cents ($1.55); provided, that if the Purchaser Share Price is less than one dollar and fifty-five cents ($1.55), this closing condition will be deemed to be satisfied if the Company and the Representative, by joint written notice to the Purchaser, elect to fix the Purchaser Share Price at an amount equal to one dollar and fifty-five cents ($1.55).

          (p)  Claims  for Capital Stock. There shall be no claim pending by any
               -------------------------
     Person relating to any options, warrants, rights, calls, commitments, conversion rights, exchange rights, subscriptions, agreements, obligations, convertible securities, exchangeable securities or other plans or commitments, contingent or otherwise, relating to the Company's capital stock that reflect a different capital structure of the Company as set forth in the Closing Date Capital Structure.

     Section  7.3     Conditions  to  the  Company's Obligations.  The Company's
                      ------------------------------------------
obligations to consummate the transactions contemplated by this Agreement will be subject to the fulfillment, at or before the Closing, of each of the following additional conditions:

          (a) Representations and Warranties. The representations and warranties
              ------------------------------
     of Newco and the Purchaser set forth in Article V will have been true and correct in all material respects as of the Agreement Date and will be true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date, except that those representations and warranties that, by their terms, are qualified by materiality will be true and correct in all respects, and except that those representations and warranties which address matters as of a particular date will be true and correct as of such particular date.

          (b)  Performance  of  the  Purchaser's  Obligations.  Newco  and  the
               ----------------------------------------------
     Purchaser will have performed in all material respects all covenants and agreements required to be performed by the Purchaser and Newco under this Agreement on or before the Closing Date.

          (c)  Certificates. Each of Newco and the Purchaser will have delivered
                -----------
     to the Company a certificate of an authorized officer as to compliance with the conditions set forth in Section 7.3(a) and Section 7.3(b).

          (d)  Purchaser  Ancillary Documents. Newco and the Purchaser will have
               ------------------------------
     delivered,  or  caused  to  be  delivered,  to  the  Company the following:

               (i) a copy of the resolutions of the board of directors of Newco and the Purchaser authorizing the execution, delivery, and performance of this Agreement by the Purchaser and Newco, and a certificate of their respective Secretaries or Assistant Secretaries, each dated the Closing Date, that such resolutions were duly adopted and are in full force and effect;

               (ii)  the  Escrow  Agreement;  and

               (iii) all other documents required to be entered into or delivered by Newco or the Purchaser at or before the Closing pursuant to this Agreement.

          (e)  No  Material  Adverse  Change. Between the Agreement Date and the
               -----------------------------
     Closing Date, there will not have occurred (nor will the Company have become aware of) any development that has had, or is reasonably likely to have, a Purchaser Material Adverse Effect.

          (f)  Purchaser  Share  Price. The Purchaser Share Price is equal to or
               -----------------------
     less  than  two  dollars  and  seventy-eight  cents  ($2.78).

                                  ARTICLE VIII
                                   TERMINATION

     Section  8.1     Termination.  This Agreement may be terminated at any time
                      -----------
at  or  before  the  Closing (the date of any such termination, the "TERMINATION
                                                                     -----------
DATE"):
----

          (a)  in  writing  by  the  Parties'  mutual  written  consent;

          (b) by written notice from the Company to the Purchaser, if Newco or the Purchaser (i) fail to perform in any material respect any of their respective agreements contained in this Agreement required to be performed by them on or before the Closing Date or (ii) materially breach any of their respective representations and warranties contained in this Agreement, which failure or breach (A) is not cured within 10 days after the Company has notified the Purchaser of the Company's intent to terminate this Agreement pursuant to this Section 8.1(b), and (B) constitutes, whether alone or with any such other breaches, a Purchaser Material Adverse Effect;

          (c) by written notice from the Purchaser to the Company, if the Company or any of the Sellers (i) fail to perform in any material respect any of the Company's or Seller's agreements contained in this Agreement required to be performed by the Company or the Sellers on or before the Closing Date, or (ii) materially breaches any of the Company's or Seller's representations and warranties contained in this Agreement, which failure or breach (A) is not cured within 10 days after the Purchaser has notified the Company and the Sellers of the Purchaser's intent to terminate this Agreement pursuant to this Section 7.1(c), and (B) constitutes, whether alone or with any such other breaches, a Company Material Adverse Effect;

          (d) by written notice from the Company to the Purchaser or from the Purchaser to the Company, as the case may be, if the Closing has not occurred on or before October 31, 2005 for any reason other than delay or nonperformance of the Party seeking such termination;

          (e) by written notice from the Purchaser to the Company, if the Merger and the transactions contemplated by this Agreement have not been approved and adopted by the Company Stockholders in accordance with the DGCL and the Company's certificate of incorporation and by-laws on or before October 31, 2005 for any reason other than delay or nonperformance of the Purchaser;

          (f) by written notice from the Company to the Purchaser or from the Purchaser to the Company, if the Ohio Division of Securities has not issued the Ohio Permit qualifying the Purchaser Common Stock to be issued in the Merger pursuant to Title XVII of the Ohio Revised Code in accordance with
     Section  6.12  on  or  before  October  31,  2005  for  any  reason;

          (g) by written notice from the Company, if the board of directors of the Company has approved, and the Company has concurrently with such termination entered into, a definitive Acquisition Agreement providing for the implementation of the transactions contemplated by a Company Superior Proposal; provided, however, that (i) the Company is in compliance with
                --------   -------
     Section 6.3(b) and (ii) no termination pursuant to this Section 8.1(g) will be effective unless the Company simultaneously makes the payment required by Section 8.4;

          (h) by the Purchaser, if the Company's board of directors has (i) withdrawn or modified in a manner adverse to the Purchaser its approval of this Agreement or the Merger recommendation to the Company Stockholders that they give the Company Stockholder Approval or (ii) approved or recommended any Alternative Transaction or caused the Company or any Company Affiliate to enter into any agreement with respect to any Company Superior Proposal; and

          (i) (i) by the Company, if on the date all conditions to the Closing under Section 7.1, Section 7.2 and Section 7.3 (other than under Section 7.3(e)) are satisfied (or waived) the Purchaser Share Price is greater than two dollars and seventy-eight cents ($2.78), and (ii) by the Purchaser, if on the date all conditions to the Closing under Section 7.1, Section 7.2 and Section 7.3 (other than under Section 7.2(o)) are satisfied (or waived) the Purchaser Share Price is less than one dollar and fifty-five cents ($1.55); provided, that Purchaser shall not be permitted to terminate pursuant to clause (ii) of this Section 8.1(i) if the Company and the Representative, by joint written notice to the Purchaser, elect to fix the Purchaser Share Price at an amount equal to one dollar and fifty-five cents ($1.55) as described in Section 7.2(o).

     Section  8.2     Specific Performance and Other Remedies.  The Parties each
                      ---------------------------------------
acknowledge that each Party's rights to consummate the transactions contemplated by this Agreement are special, unique, and of extraordinary character and that, in the event that any Party violates or fails or refuses to perform any covenant or agreement made by such Party in this Agreement, the non-breaching Party may lack an adequate remedy at Law. Therefore, the Parties agree that, if any Party violates or fails or refuses to perform any covenant or agreement made by such Party in this Agreement, then the non-breaching Party may, subject to the terms of this Agreement and in addition to any remedies at Law for damages or other relief, institute and prosecute an action in any Court of competent jurisdiction to enforce specific performance of such covenant or agreement or seek any other equitable relief.

     Section  8.3     Effect  of  Termination.  If  this Agreement is terminated
                      -----------------------
pursuant to this Article VIII, then this Agreement will immediately become void and there will be no liability on the part of any Party or such Party's respective partners, officers, directors, or stockholders under this Agreement, except for obligations under Section 6.5, this Section 8.3, Section 8.4 and
Section 10.12, all of which will survive the Termination Date, and the Parties' respective obligations under the Confidentiality Agreement, which will survive the Termination Date in accordance with its terms. Notwithstanding the foregoing, but subject to any liability limitations contained in this Agreement nothing contained in this Agreement will relieve any Party from willful and material breach of this Agreement.

     Section  8.4     Termination  Fees.  If  (a)  the Purchaser terminates this
                      -----------------
Agreement pursuant to Section 8.1(h), (b) the Company terminates this Agreement pursuant to Section 8.1(g), or (c) the Company or Purchaser terminates this Agreement pursuant to Section 8.1(d) and on the date of such termination a proposal for an Alternative Transaction has been made to the Company and within twelve (12) months after termination of this Agreement the Company enters into a definitive agreement with respect to an Alternative Transaction or closes an Alternative Transaction, then the Company will promptly pay to the Purchaser the Termination Fee, payable in same-day funds, as liquidated damages and not as a penalty to reimburse the Purchaser for the Purchaser's time, expense, and lost opportunity costs of pursuing the Merger. If the Company or Purchaser terminates this Agreement pursuant to Section 8.1(i), then the Company or the Purchaser (whichever Party is terminating this Agreement) will promptly pay $350,000 to the other Party, payable in same-day funds, for the other Party to cover expenses of pursuing the Merger. Notwithstanding anything to the contrary set forth in this Agreement, if the Company or the Purchaser, as the case may be, fails promptly to pay to the Purchaser any amounts found by a Court to be due under this Section 8.4, the Company or the Purchaser, as the case may be, will pay the costs and expenses (including reasonable legal fees and expenses) in connection with any action, including filing of any lawsuit or other legal action, taken to collect payment, together with interest on the amount of any unpaid fee or obligation at the publicly announced prime rate of the Escrow Agent in effect from time to time from the date such fee or obligation was required to be paid.

                                   ARTICLE IX
                                 INDEMNIFICATION

     Section 9.1     Company Stockholders' Indemnification Obligations.  Subject
                     -------------------------------------------------
to the terms, conditions, and limitations of this Article IX, the Company Stockholders, on a joint and several basis (other than with respect to Section 9.1(c), which shall be on a several basis), will indemnify, defend, and hold harmless the Purchaser, Newco, the Company, and the Purchaser's Affiliates, each of their respective officers, directors, employees, agents, and representatives, and each of the heirs, executors, successors, and assigns of any of the foregoing (collectively, the "PURCHASER INDEMNIFIED PARTIES") from, against, and
                              -----------------------------
in respect of any and all claims, liabilities, obligations, losses, costs, expenses, penalties, fines, judgments (at equity or at law), and damages, whenever arising or incurred (including amounts paid in settlement, costs of investigation, and reasonable attorneys' fees and expenses) arising out of or relating to:

          (a) any breach or inaccuracy of any representation or warranty made by the Company or the Sellers in this Agreement or in any of the Company Ancillary Documents;

          (b) any breach of any covenant, agreement, or undertaking made by the Company or any of the Sellers in this Agreement or in any of the Company Ancillary Documents; and

          (c) any fraud by the Company or any of the Sellers in connection with this Agreement or the Company Ancillary Documents;

provided,  however,  that  notwithstanding  anything  in  this  Agreement to the
--------   -------
contrary,  no  Company  Stockholder  will  be  liable for indemnification of any
Purchaser Indemnified Party in excess of the number of shares of Purchaser Common Stock to be received by such Company Stockholder pursuant to this Agreement. The Purchaser Indemnified Parties' claims, liabilities, obligations, losses, costs, expenses, penalties, fines, and damages described in this Section
9.1 as to which the Purchaser Indemnified Parties are entitled to indemnification are collectively referred to as the "PURCHASER LOSSES."
                                                            -----------------
Notwithstanding anything to the contrary herein, the Sellers have no obligation to indemnify or pay any Purchaser Losses attributable to any breach of any representation or warranty contained in Section 4.15 hereof, resulting from: (A) actions taken by Purchaser or caused to be taken by Purchaser outside of the ordinary course of business occurring on the Closing Date but after the Closing;
(B) transactions occurring at Closing initiated by the Purchaser and not contemplated by this Agreement or consented to by the Company, the Representative or any Seller; or (C) any election under Section 338 of the Code with respect to the transactions contemplated by this Agreement.

     Section  9.2     McHale Indemnification Obligations.  Subject to the terms,
                      ----------------------------------
conditions, and limitations of this Article IX, Stephen J. McHale, will indemnify, defend, and hold harmless the Purchaser Indemnified Parties from, against, and in respect of any and all claims, liabilities, obligations, losses, costs, expenses, penalties, fines, judgments (at equity or at law), and damages, whenever arising or incurred (including amounts paid in settlement, costs of investigation, and reasonable attorneys' fees and expenses) arising out of or relating to any liability relating to, resulting from or arising out of (a) the McHale Stock Purchases and (b) if Stephen J. McHale fails to fulfill his obligations under the McHale Disposition Documents, other than as a result of a failure that is caused by Purchaser or another third party (except a Court or Governmental Entity of competent jurisdiction), the McHale Stock Dispositions.

     Section  9.3     Purchaser  and Newco Indemnification Obligations.  Subject
                      ------------------------------------------------
to the terms and conditions of this Article IX, the Purchaser and Newco, on a joint and several basis, will indemnify and hold harmless the Company Stockholders and their respective agents and representatives and each of their respective heirs, executors, successors, and assigns (collectively, the "SELLER
                                                                          ------
INDEMNIFIED  PARTIES")  from,  against,  and  in  respect of any and all claims,
--------------------
liabilities, obligations, losses, costs, expenses, penalties, fines, and judgments (at equity or at law, including statutory and common) and damages whenever arising or incurred (including amounts paid in settlement, costs of investigation, and reasonable attorneys' fees and expenses) arising out of or relating to:

          (a) any breach or inaccuracy of any representation or warranty made by the Purchaser or Newco in this Agreement or in any of the Purchaser Ancillary Documents;

          (b) any breach of any covenant, agreement, or undertaking made by the Purchaser or Newco in this Agreement or in any of the Purchaser Ancillary Documents; or

          (c) any fraud by the Purchaser or Newco in connection with this Agreement or the Purchaser Ancillary Documents.

The Seller Indemnified Parties' claims, liabilities, obligations, losses, costs, expenses, penalties, fines, and damages described in this Section 9.2 as to which the Seller Indemnified Parties are entitled to indemnification are collectively referred to as "SELLERS LOSSES."
                                 ---------------

     Section  9.4     Indemnification  Procedure.
                      --------------------------

          (a) Promptly after a Purchaser Indemnified Party or a Seller Indemnified Party (as applicable, an "INDEMNIFIED PARTY") receives notice
                                             -----------------
     from a third-party (including any Court or Governmental Entity) of any complaint or the commencement of any audit, investigation, action, or proceeding with respect to which such Indemnified Party may be entitled to receive payment from the other Party for any Purchaser Losses or any Sellers Losses (as applicable), such Indemnified Party will deliver written notification to the Purchaser or the Representative, as applicable (the "INDEMNIFYING PARTY") that the Indemnified Party has received such notice;
      -------------------
     provided,  however,  that  the Indemnified Party's failure to so notify the
     --------   -------
     Indemnifying Party will relieve the Indemnifying Party from liability under this Agreement with respect to such claim only if, and only to the extent that, such failure to notify the Indemnifying Party results in the Indemnifying Party's forfeiture of rights and defenses otherwise available to the Indemnifying Party or to the Indemnified Party with respect to such claim. Upon delivering written notice to the Indemnified Party within 10 days after receiving the initial notice assuming full responsibility for any Purchaser Losses or Sellers Losses (as the case may be) resulting from such audit, investigation, action, or proceeding, the Indemnifying Party will have the right to assume the defense of such audit, investigation, action or proceeding, including employing counsel reasonably satisfactory to the Indemnified Party and paying the fees and disbursements of such counsel. However, if the Indemnifying Party declines or fails to assume the defense of the audit, investigation, action, or proceeding on the terms provided above or to employ counsel reasonably satisfactory to the Indemnified Party, in either case within such 10-day period, then such Indemnified Party may employ counsel to represent or defend the Indemnified Party in any such audit, investigation, action, or proceeding and the Indemnifying Party will pay the reasonable fees and disbursements of such counsel as incurred; provided, however, that the
                                                     --------  -------
     Indemnifying Party will not be required to pay the fees and disbursements of more than one counsel for all Indemnified Parties in any jurisdiction in any single audit, investigation, action, or proceeding. In any audit, investigation, action, or proceeding with respect to which the Indemnified Party is seeking indemnification under this Article IX, the Indemnified
     Party or the Indemnifying Party, whichever is not assuming the defense of such action, will have the right to participate in such matter and to retain such Party's own counsel at such Party's own expense. The Indemnifying Party or the Indemnified Party, as the case may be, will at all times use reasonable efforts to keep the Indemnifying Party or the Indemnified Party, as the case may be, reasonably apprised of the status of any matter for which such Party is maintaining the defense and to cooperate in good faith with each other with respect to the defense of any such matter.

          (b) Without the Indemnifying Party's prior written consent, which will not be unreasonably withheld or delayed, no Indemnified Party may settle or compromise any claim or consent to the entry of any judgment for which the Indemnified Party is seeking indemnification under this Article IX, unless the Indemnifying Party fails to assume and maintain the defense of such claim pursuant to Section 9.4(a). Without the Indemnified Party's prior written consent, which will not be unreasonably withheld or delayed, an Indemnifying Party may not settle or compromise any claim or consent to the entry of any judgment for which the Indemnified Party is seeking indemnification under this Article IX, unless such settlement, compromise, or consent (i) includes an unconditional release of the Indemnified Party from all liability arising out of such claim, (ii) does not contain any admission or statement suggesting any wrongdoing or liability on the Indemnified Party's behalf, and (iii) does not contain any equitable order, judgment, or term that, in any manner, affects, restrains, or interferes with the business of the Indemnified Party or any of the Indemnified Party's Affiliates.

          (c) If an Indemnified Party claims a right to payment pursuant to this Agreement, then such Indemnified Party will send written notice of such claim to the appropriate Indemnifying Party, and such notice will specify the basis for such claim. As promptly as possible after the Indemnified Party has given such written notice, such Indemnified Party and the appropriate Indemnifying Party will establish the merits and amount of such claim (by mutual agreement, litigation, arbitration, or otherwise). Within five Business Days of the final determination of the merits and amount of such claim, (i) the Indemnifying Party, if such Indemnifying Party is the Purchaser, will pay to the Indemnified Party immediately available funds in an amount equal to such claim as determined under this Article IX and (ii) the Indemnifying Party, if such Indemnifying Party is the Company Stockholders, will cause the Representative to deliver a written notice to the Escrow Agent as required under the Escrow Agreement instructing the Escrow Agent to distribute Escrow Shares to the Indemnified Party in an amount equal to such claim as determined under this Article IX in accordance with the terms of the Escrow Agreement.

     Section  9.5     Claims  Period.
                      --------------

          (a) For purposes of this Agreement, the term "CLAIMS PERIOD" means the time period during which an Indemnified Party may assert a claim for indemnification under this Agreement. Notwithstanding anything to the contrary in this Agreement or in any other Transaction Document, but subject to Section 9.5(b):

               (i) with respect to Purchaser Losses arising under (i) Section 9.1(a) with respect to any breach or inaccuracy of any representation or warranty in Section 4.2 (Authorization), Section 4.3 (Capital Stock), Section 4.21 (Intellectual Property), Section 4.22 (Software), and Section 4.28 (Brokers, Finders, and Investment Bankers) (collectively, the "SPECIAL REPRESENTATIONS") or (ii) Section 9.1(b)
                                -----------------------
          with respect to Section 6.19 (Transaction Expenses), Section 9.1(c) or
          Section  9.2  (collectively,  the  "SPECIAL  OBLIGATIONS"), the Claims
                                              --------------------
          Period shall terminate on the date that is twenty-one (21) months following the Closing Date;

               (ii) with respect to Company Losses arising under Sections 9.3(b) and 9.3(c), the Claims Period shall terminate on the date that is twenty-one (21) months following the Closing Date; and

               (iii) with respect to all other Purchaser Losses or Company Losses arising hereunder, the Claims Period shall terminate on the fifth Business Day following the date the Purchaser files its Annual Report on Form 10-K for its fiscal year ending June 30, 2006.

          (b) Notwithstanding the provisions of Sections 9.5(a), if, before the close of business on the last day of the Claims Period, an Indemnifying Party will have been properly notified of a good faith claim for indemnity under this Article IX and such claim will not have been finally resolved or disposed of at such date, then such claim will continue to survive and will remain a basis for indemnity under this Article IX until such claim is finally resolved or disposed of in accordance with the terms of this
     Article  IX.

     Section  9.6     Limitations.
                      -----------

          (a) Notwithstanding anything to the contrary set forth in this Agreement or in any other Transaction Document, the Indemnified Parties will not make a claim against the Indemnifying Parties for indemnification under this Article IX for Purchaser Losses or Sellers Losses, as applicable (collectively, "LOSSES"), unless and until (i) any individual loss exceeds
                      ------
     $2,500  (the  "LOSS THRESHOLD"), in which case such Indemnified Party shall
                    --------------
     be liable for the entire amount in excess of such Loss, subject to the Aggregate Threshold (as hereunder defined) and (ii) the aggregate amount of such Losses exceeds $300,000 (the "AGGREGATE THRESHOLD"), in which event
                                           -------------------
     the Indemnified Parties may claim indemnification for all such Losses, including the initial $300,000; provided, however,
                                         --------   -------
     the Purchaser Losses arising under the Special Obligations shall not be subject to the Loss Threshold or the Aggregate Threshold.

          (b) Notwithstanding anything to the contrary set forth in this Agreement or in any other Transaction Document, the maximum liability of Stephen J. McHale pursuant to Section 9.2 for all Purchaser Losses together with indemnity losses paid by Stephen J. McHale pursuant to any other indemnity relating to the McHale Stock Purchases in favor of the Company shall not exceed the value of the number of shares of Purchaser Common Stock issuable for 845,865 shares of Company Series A Preferred Stock in accordance with the provisions of this Agreement.

          (c)  The  Purchaser Indemnified Parties' right to recovery pursuant to
     Section 9.1 hereof on account of any Purchaser Losses will be reduced by all insurance or other third party indemnification proceeds actually received by the Purchaser Indemnified Parties. The Purchaser and the Company shall use commercially reasonable efforts to claim and recover any Purchaser Losses suffered by the Purchaser Indemnified Parties under any such insurance policies or other third party indemnities. If a Purchaser Indemnified Party (or one of its Affiliates) actually recognizes a cash Tax benefit in a taxable year as a result of incurring indemnifiable Purchaser Losses that have been indemnified, the Purchaser Indemnified Party shall, to the extent the indemnifiable Purchaser Losses have actually been indemnified, pay the amount of such Tax benefit to the Indemnifying Party within 30 days of filing its final Tax return for the year in which it has realized a Tax benefit. The amount of a Tax benefit will be computed assuming that all items of deduction, loss, income, gain and credit attributable to incurring the indemnifiable Purchaser Losses are the last items incurred by the Purchaser Indemnified Party.

          (d) The Parties agree that, from and after the Effective Time, the exclusive remedies of the Parties for any Sellers Losses and Purchaser Losses arising out of or based upon the matters set forth in this Agreement are the indemnification and/or reimbursement obligations of the parties set forth in this Article IX. The provisions of this Section 9.6 will not, however, prevent or limit a cause of action (i) on account of fraud, or
     (ii) under Section 8.2 to obtain an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof.

          (e) Except with respect to Purchaser Losses actually awarded to a third party in an action brought against a Purchaser Indemnified Party, the Purchaser Indemnified Parties are not entitled to recovery pursuant to
     Section 9.1 hereof for punitive damages, or for lost profits, consequential, exemplary or special damages. Except with respect to Seller Losses actually awarded to a third party in an action brought against a Seller Indemnified Party, the Seller Indemnified Parties are not entitled to recovery pursuant to Section 9.1 hereof for punitive damages, or for lost profits, consequential, exemplary or special damages.

     Section  9.7     Investigations.  The  respective  representations  and
                      --------------
warranties of the Parties contained in this Agreement or in any certificate or other document delivered by any Party before the Closing and the rights to indemnification set forth in this Article IX will not be deemed waived or otherwise affected by any investigation made by a Party to this Agreement.

     Section  9.8     Escrow  Shares.  The  Escrow  Shares  held  in  the Escrow
                      --------------
Account are the sole source of recovery by Purchaser Indemnified Parties for any Purchaser Losses pursuant to this Article IX, except with respect to Purchaser Losses arising under the Special Obligations. The Escrow Shares shall be held in the Escrow Account and released to Sellers or Purchaser in accordance with the Escrow Agreement.

                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS

     Section  10.1     Notices.  All  notices,  communications,  and  other
                       -------
deliveries under this Agreement will be made in writing signed by or on the delivering Party's behalf, will specify the Section under this Agreement pursuant to which such delivery is given or being made, and will be delivered personally or by facsimile transmission or sent by registered or certified mail (return receipt requested) or by a reputable overnight courier (with evidence of delivery and postage and other fees prepaid) as follows:

     To the Purchaser:  Concurrent Computer Corporation
                        4375 River Green Parkway, Suite 100
                        Duluth, GA 30096, USA
                        Attn:  Kirk L. Somers
                        Fax No.:  (678) 258-4300

     with a copy to:    King & Spalding LLP
                        191 Peachtree Street
                        Atlanta, Georgia 30303-1763
                        Attn:  John D. Capers, Jr.
                        Fax No.:  (404) 572-5136

     To the Sellers:    Charles Lougheed, as Representative
                        c/o Everstream Holdings, Inc.
                        6001 Cochran Road
                        Suite 300
                        Cleveland, OH 44139
                        Fax No.:  (440) 498-8866

     with a copy to:    Jones Day
                        901 Lakeside Avenue
                        Attn:Cleveland, Ohio  44114-1190
                        Denise A. Carkhuff
                        Fax No.:  (216) 579-0212

     To the Company:    Everstream Holdings, Inc.
                        6001 Cochran Road
                        Suite 300
                        Cleveland, OH 44139
                        Attn:  Stephen J. McHale
                        Fax No.:  (440) 498-8866
     with a copy to:    Jones Day
                        901 Lakeside Avenue
                        Cleveland, Ohio  44114-1190
                        Attn:  Denise A. Carkhuff
                       Fax No.:  (216) 579-0212

or to such other representative or at such other Party's address as such Party may furnish to the other parties in writing. Any such notice, communication, or delivery will be deemed given or made (a) on the date of delivery if delivered in person, (b) on the first Business Day after delivery to such Party if sent by UPS Next Day Air, (c) upon transmission by facsimile if receipt is confirmed by telephone, or (d) on the fifth Business Day after mailed by registered or certified mail.

     Section  10.2     Schedules  and  Exhibits.  The  Schedules and Exhibits to
                       ------------------------
this Agreement are hereby incorporated into this Agreement and are hereby made a part of this Agreement as if set out in full in this Agreement.

     Section 10.3     Assignment; Successors in Interest.  No Party will assign,
                      ----------------------------------
delegate, or transfer such Party's rights or obligations under this Agreement, except with the prior written consent of the other Parties to this Agreement; provided that the Purchaser shall, without the obligation to obtain the prior written consent of the Company or any of its Sellers will be entitled to assign this Agreement or all or any part of the Purchaser's rights or obligations under this Agreement to any one or more Purchaser Affiliates. This Agreement will be binding upon and will inure to the benefit of the Parties and their successors and permitted assigns, and any reference to a Party will also be a reference to a successor or permitted assign.

     Section  10.4     Captions.  The  titles,  captions,  and table of contents
                       --------
contained in this Agreement are inserted in this Agreement only as a matter of convenience and for reference and do not, in any way, define, limit, extend, or describe the scope of this Agreement or the intent of any provision of this Agreement.

     Section  10.5     Controlling  Law; Venue.  This Agreement will be governed
                       -----------------------
by and construed and enforced in accordance with the internal laws of the State of Delaware without reference to Delaware choice-of-law rules. Each of the Parties irrevocably and unconditionally submits to the exclusive jurisdiction of the United States District Court for District of Delaware, or if such court does not have jurisdiction, the state courts of the State of Delaware, located in the City of Wilmington, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the Parties further agrees that service of any process, summons, notice or document by U.S. registered mail to such Party's respective address set forth in
Section 10.1 shall be effective service of process for any action, suit or proceeding in Delaware with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of the Parties irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or any transaction contemplated hereby or thereby in (a) the United States District Court for District of Delaware or (b) the state courts of the State of Delaware, located in the City of Wilmington, and hereby further irrevocably and unconditionally (i) waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any such litigation or proceeding, any claim that it is not personally subject to the jurisdiction of the aforesaid courts for any reason other than the failure to serve process in accordance with this Section 10.5, that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and to the fullest extent permitted by Law, that the litigation in any such court is brought in an inconvenient forum and
(ii) agrees not to commence any action, claim, cause of action or suit, in contract, tort or otherwise arising out of this Agreement or the transactions contemplated hereby and thereby other than in (a) the United States District Court for District of Delaware or (b) the state courts of the State of Delaware, located in the City of Wilmington. The Parties intend that any judgment of either such court shall be enforceable in all other jurisdictions. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section  10.6     Severability.  Any  provision  of  this Agreement that is
                       ------------
prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Law, the Parties waive any provision of Law that renders any such provision prohibited or unenforceable in any respect.

     Section  10.7     Counterparts;  Execution.  This Agreement may be executed
                       ------------------------
in two or more counterparts, each of which will be deemed an original. A facsimile, telecopy, electronic mail, or other reproduction of this Agreement and/or the other Transaction Documents may be executed by one or more Parties, and an executed copy of this Agreement and/or the other Transaction Documents may be delivered by one or more Parties by facsimile, telecopy, electronic mail, or similar electronic transmission device pursuant to which the signature of or on behalf of such Party can be seen, and such execution and delivery will be considered valid, binding, and effective for all purposes. At the request of any Party, all Parties agree to execute an original of this Agreement and/or any other Transaction Documents as well as any facsimile, telecopy, electronic mail, or other reproduction of this Agreement and/or of any other Transaction Document.

     Section  10.8     Enforcement  of  Certain  Rights.  Nothing  expressed  or
                       --------------------------------
implied in this Agreement is intended, or will be construed, to confer upon or give any Person other than the Parties and the Sellers, and their successors or permitted assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, or result in such Person being deemed a third-party beneficiary of this Agreement.

     Section  10.9     Waiver.  Any Party's agreement to any extension or waiver
                       ------
of any provision of this Agreement will be valid only if set forth in an instrument in writing signed on such Party's behalf. A Party's waiver of any other Party's performance of any covenant, agreement, obligation, condition, representation, or warranty will not be construed as a waiver of any other covenant, agreement, obligation, condition, representation, or warranty. A Party's waiver of the other Party's performance of any act will not constitute a waiver of such other Party's performance of any other act or an identical act that such other Party is required to perform at a later time.

     Section 10.10     Integration; Amendment.  This Agreement and the documents
                       ----------------------
executed pursuant to this Agreement supersede all negotiations, agreements, and understandings among the Parties with respect to the subject matter of this Agreement, except for the Confidentiality Agreement, and this Agreement constitutes the entire agreement between the Parties. This Agreement may not be amended, modified, or supplemented except by written agreement of the Parties.

     Section  10.11     Cooperation  after the Closing.  After the Closing, each
                        ------------------------------
Party will deliver to the other Parties such further information and documents and will execute and deliver to the other Parties such further instruments and agreements as such Party will reasonably request to consummate or confirm the transactions provided for in this Agreement, to accomplish the purpose of this Agreement, or to assure to such Party the benefits of this Agreement.

     Section  10.12     Transaction  Costs.  Except  as  provided  above  or  as
                        ------------------
otherwise expressly provided in this Agreement, (a) the Purchaser will pay the Purchaser's own fees, costs, and expenses, and the Purchaser will pay Newco's fees, costs, and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement, including the fees, costs, and expenses of their respective financial advisors, accountants and counsel and (b) the Sellers will pay the fees, costs, and expenses that the Sellers incurred in connection with this Agreement and the transactions contemplated by this Agreement, if any, including the fees, costs, and expenses of their respective financial advisors, accountants, and counsel.

     Section  10.13     Sellers  Representative.
                        -----------------------

          (a) Charles Lougheed is hereby irrevocably constituted and appointed as the true and lawful agent and attorney-in-fact of each stockholder of the Company as of the date hereof and immediately prior to the Effective Time (the "REPRESENTATIVE") with full powers of substitution to act in the
                 --------------
     name, place, and stead of each such stockholder with respect to the stockholder's performance under terms and provisions of this Agreement and each Company Ancillary Document and to do or refrain from doing all such further acts and things, and to execute all such documents, as the Representative will deem necessary or appropriate in connection with any of the transactions contemplated under this Agreement.

          (b) The Representative's appointment will be deemed coupled with an interest and will be irrevocable, and any other Person may conclusively and absolutely rely, without inquiry, upon any actions of the Representative as the collective acts of each stockholder of the Company as of the date hereof and immediately prior to the Effective Time in all matters referred to in this Agreement. Each such stockholder ratifies and confirms all actions that the Representative will take or cause to be taken by virtue of the Representative's appointment. On all matters set forth in this Agreement, the Representative will act for such stockholders in the manner that the Representative believes to be in the best interest of such stockholders, but the Representative will not be responsible to any such stockholder for any loss or damage that such stockholder may suffer by reason of the Representative's performance of the Representative's duties under this Agreement, other than loss or damage arising from the Representative's willful misconduct in performing the Representative's duties under this Agreement.

          (c) Each stockholder of the Company as of the date hereof and immediately prior to the Effective Time expressly acknowledges and agrees that the Representative is authorized to act on behalf of such stockholder notwithstanding any dispute or disagreement among the Company Stockholders, and that any Person will be entitled to rely on any and all action taken by the Representative under this Agreement without liability to, or obligation to inquire of, any of such stockholders. If the Representative resigns or ceases to function in such capacity for any reason whatsoever, then the successor Representative will be the Person appointed by such stockholders; provided, however, that, if for any reason no successor has been appointed
     --------   -------
     within 30 days after the Representative ceases to function as the Representative, then any such stockholder will have the right to petition a court of competent jurisdiction for appointment of a successor Representative. Each such stockholder agrees to indemnify and hold the Representative harmless from and against any and all liability, loss, cost, damage, or expense (including attorneys' fees) reasonably incurred or suffered as a result of the Representative's performance of the Representative's duties under this Agreement, except in cases of willful misconduct.

                           [SIGNATURE PAGES TO FOLLOW]

     The Parties have caused this Agreement to be duly executed as of the Agreement Date.

                                       CONCURRENT COMPUTER CORPORATION

                                       By:
                                            ---------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------


                                       STREAM  ACQUISITION,  INC.

                                       By:
                                            ---------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------


                                       EVERSTREAM  HOLDINGS,  INC.

                                       By:
                                            ---------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------


                                       REPRESENTATIVE:

                                       ---------------------------------

                                       SELLERS:

                                       CANOE  EVERSTREAM,  LLC:

                                            BY:
                                               -------------------------------

                                            BY:
                                               -------------------------------
                                            NAME:
                                                 -----------------------------
                                            TITLE:
                                                  ----------------------------

                                       EVERSTREAM,  LLC:

                                            BY:
                                               -------------------------------

                                            BY:
                                               -------------------------------
                                            NAME:
                                                 -----------------------------
                                            TITLE:
                                                  ----------------------------


                                       ---------------------------------
                                       JIM  HICKEY


                                       ---------------------------------
                                       SCOTT  KEGLOVIC

                                       LAUDER  PARTNERS  LLC:

                                            BY:
                                               -------------------------------

                                            BY:
                                               -------------------------------
                                            NAME:
                                                 -----------------------------
                                            TITLE:
                                                  ----------------------------



                                       ---------------------------------
                                       JOHN  F.  MCHALE


                                       ---------------------------------
                                       STEPHEN  J.  MCHALE


                                       ---------------------------------
                                       KATHY  WOLFE


                                       ---------------------------------
                                       ROBERT  WOLFE